Exhibit 4.2

GUARANTEE AND COLLATERAL AGREEMENT

(amending and restating the Guarantee and Collateral Agreement dated as of November 4, 1999, as amended and restated on March 16, 2007,

as previously amended and amended and restated)

made by

TENNECO INC.,

TENNECO AUTOMOTIVE OPERATING COMPANY INC.,

TENNECO INTERNATIONAL HOLDING CORP.,

TENNECO GLOBAL HOLDINGS INC.,

THE PULLMAN COMPANY,

TMC TEXAS INC.

and

CLEVITE INDUSTRIES INC.

in favor of

JPMORGAN CHASE BANK, N.A.

as Administrative Agent

Dated as of March 22, 2012

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SECTION 6. REMEDIAL PROVISIONS		19

6.1	Certain Matters Relating to Receivables	19
6.2	Communications with Obligors; Grantors Remain Liable	20
6.3	Pledged Stock	20
6.4	Proceeds to be Turned Over To Administrative Agent	21
6.5	Application of Proceeds	22
6.6	Code and Other Remedies	22
6.7	Registration Rights	23
6.8	Deficiency	24

SECTION 7. THE ADMINISTRATIVE AGENT		24

7.1	Administrative Agent’s Appointment as Attorney-in-Fact, etc.	24
7.2	Duty of Administrative Agent	26
7.3	Financing Statements	26
7.4	Authority of Administrative Agent	27

SECTION 8. MISCELLANEOUS		27

8.1	Amendments in Writing	27
8.2	Notices	27
8.3	No Waiver by Course of Conduct; Cumulative Remedies	27
8.4	Enforcement Expenses; Indemnification	27
8.5	Successors and Assigns	28
8.6	Set-Off	28
8.7	Counterparts	29
8.8	Severability	29
8.9	Section Headings	29
8.10	Integration	29
8.11	GOVERNING LAW	29
8.12	Submission To Jurisdiction; Waivers	29
8.13	Acknowledgements	30
8.14	Additional Grantors	30
8.15	Releases	30
8.16	WAIVER OF JURY TRIAL	31
8.17	Amendment and Restatement	31

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SCHEDULES

Schedule 1	Notice Addresses
Schedule 2	Investment Property
Schedule 3	Perfection Matters
Schedule 4	Jurisdictions of Organization and Chief Executive Offices
Schedule 5	Inventory and Equipment Locations
Schedule 6	Intellectual Property
Schedule 7	Commercial Tort Claims

ANNEX

Annex 1	Assumption Agreement

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EXECUTION VERSION

GUARANTEE AND COLLATERAL AGREEMENT

GUARANTEE AND COLLATERAL AGREEMENT, dated as of March 22, 2012 (amending and restating the Guarantee and Collateral Agreement dated as of November 4, 1999, as amended and restated on March 16, 2007, as previously amended), made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Third Amended and Restated Credit Agreement, dated as of March 22, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Tenneco Inc., a Delaware corporation (the “Borrower”), the Lenders, Bank of America, N.A., Barclays Bank plc, Morgan Stanley Senior Funding, Inc., the Bank of Tokyo-Mitsubishi UFJ, Ltd. and Wells Fargo Bank, N.A., as documentation agents, Citicorp North America, Inc., as syndication agent, and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement dated as of September 30, 1999, as amended and restated as of December 12, 2003 and March 16, 2007 and as amended thereafter and prior to the date hereof (the “Existing Credit Agreement”), among the Borrower, the lenders and agents party thereto and JPMorgan Chase Bank, N.A., the lenders thereunder made extensions of credit to the Borrower;

WHEREAS, the Existing Credit Agreement has been amended and restated pursuant to the Credit Agreement, and all obligations, liabilities, indebtedness and liens created by the Existing Credit Agreement are continued unimpaired and in full force and effect pursuant to the Credit Agreement;

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally made and agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement have been and will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor derives and will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, the Grantors and the Administrative Agent are parties to the Guarantee and Collateral Agreement dated as of November 4, 1999, as amended and amended and restated prior to the date hereof (the “Existing Guarantee and Collateral Agreement”);

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

WHEREAS, for convenience the parties hereto desire to amend and restate the Existing Guarantee and Collateral Agreement pursuant to this Agreement rather than amend the Existing Guarantee and Collateral Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement, the Existing Guarantee and Collateral Agreement is hereby amended and restated as of the Restatement Date (as defined below) as follows:

SECTION 1. DEFINED TERMS

1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, Instruments, Inventory, Letter of Credit Rights and Supporting Obligations.

(b) The following terms shall have the following meanings:

“Agreement”: the Existing Guarantee and Collateral Agreement, as amended and restated by this Guarantee and Collateral Agreement, as the same may be further amended, supplemented or otherwise modified from time to time.

“Borrower Obligations”: the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Lender Hedge Agreement or Cash Management Obligations, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this

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Agreement, the other Loan Documents, any Letter of Credit, any Lender Hedge Agreement (including any guarantees of the Borrower of any Lender Hedge Agreements entered into by any Subsidiary), any Cash Management Obligation (including any guarantees of the Borrower of any Cash Management Obligations entered into by any Subsidiary) or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

“Cash Management Obligation”: the collective reference to (a) any obligation of the Borrower or any of its Subsidiaries in respect of (i) overdrafts and related liabilities owed to any Lender (or any Affiliate of a Lender) that arise from treasury, depositary or cash pooling or management services including in connection with any automated clearing house transfers of funds or any similar transactions and (ii) credit and/or purchasing cards issued by any Lender (or any Affiliate of a Lender) to or for the benefit or account of the Borrower or any of its Subsidiaries or their respective employees and (b) any Supplemental Cash Management Obligations. For the avoidance of doubt, the parties agree that any obligation of the Borrower or its Subsidiaries to a Lender (or its Affiliate) under any Cash Pooling Agreement to which such Lender (or its Affiliate) is a party constitutes a “Cash Management Obligation” for purposes hereof.

“Collateral”: as defined in Section 3.

“Collateral Account”: any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

“Copyrights”: (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Copyright Licenses”: any written agreement naming any Grantor as licensor or, any written agreement naming any Grantor as licensee to the extent such agreement permits the Grantor to grant a security interest in its rights thereunder, including, without limitation, those listed in Schedule 6, granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Deposit Account”: as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

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“Foreign Subsidiary”: any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

“Foreign Subsidiary Voting Stock”: the voting Capital Stock of any Foreign Subsidiary.

“General Intangibles”: all “general intangibles” as such term is defined in Section 9-102(a)(42) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock”) and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

“Guarantor Obligations”: with respect to any Guarantor (i) all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, (ii) all obligations or liabilities of such Guarantor under or in respect of Lender Hedge Agreements to which such Guarantor is a party and (iii) all obligations and liabilities of such Guarantor in respect of or in connection with Cash Management Obligations; in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise and whether material or contingent (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

“Guarantors”: the collective reference to each Grantor other than the Borrower.

“Immaterial Foreign Subsidiary”: at any time (i) any Foreign Subsidiary of a Grantor (other than a Wholly Owned Subsidiary) where the Grantor is prohibited from pledging its ownership interests in such Foreign Subsidiary without the consent of the other owner or owners of such Foreign Subsidiary, (ii) any Foreign Subsidiary where the consent of a Governmental Authority is required for a Grantor to pledge the Capital Stock of such Foreign Subsidiary owned by the Grantor (but only until such time as such approval has been obtained), (iii) any Foreign Subsidiary where the Grantors collectively own less than 1% of the Capital Stock of such Foreign Subsidiary and (iv) any Foreign Subsidiary of a Grantor having total assets (as determined in accordance with GAAP) in an amount of less than 1% of Consolidated Total Assets of the Borrower; provided, however, that the total assets (as so determined) of all Immaterial Foreign Subsidiaries referenced in the foregoing clause (iv) shall not exceed 5% of Consolidated Total Assets of the Borrower. In the event that the total assets of all Immaterial Foreign Subsidiaries referenced in clause (iv) of the foregoing sentence exceed 5% of Consolidated Total

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Assets of the Borrower, the Borrower will designate in writing to the Administrative Agent Foreign Subsidiaries which would otherwise constitute Immaterial Foreign Subsidiaries to be excluded as Immaterial Foreign Subsidiaries until such 5% threshold is met.

“Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom, but excluding any intellectual property granted to any Grantor as licensee to the extent such Grantor is not expressly permitted to grant a security interest in its rights under such license.

“Intercompany Note”: any promissory note evidencing loans made by any Grantor to the Borrower or any of its Subsidiaries.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Stock.

“Issuers”: the collective reference to each issuer of any Investment Property.

“Lender Hedge Agreements”: all interest rate swaps, caps or collar agreements or similar arrangements entered into by the Borrower or any of its Subsidiaries with any Lender (or any Affiliate of any Lender) providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations”: (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, such Guarantor’s Guarantor Obligations.

“Patents”: (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

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“Patent License”: all agreements, whether written or oral, providing for (i) the grant by any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent and (ii) the grant to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent (to the extent such agreement permits the Grantor to grant a security interest in its rights thereunder), including, without limitation, any of the foregoing referred to in Schedule 6.

“Pledged Notes”: all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

“Pledged Stock”: the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect other than the Capital Stock of any Immaterial Foreign Subsidiary; provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder, provided, further, that the Grantors shall not be obligated to pledge the Capital Stock of a Foreign Subsidiary to the extent such pledge would violate the laws of the jurisdiction of such Foreign Subsidiary’s organization.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable”: any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Restatement Date”: March 22, 2012.

“Securities Act”: the Securities Act of 1933, as amended.

“Supplemental Cash Management Obligations”: obligations of the Borrower and its Subsidiaries in respect of working capital and long term credit agreements, credit facilities supporting letters of credit and/or bank issued guarantees and foreign exchange lines of credit provided by any Lender (or any Affiliate of a Lender) in an aggregate amount of up to $75,000,000 at any time. Notwithstanding the foregoing (i) an obligation shall constitute a Supplemental Cash Management Obligation only if the Borrower has designated such obligation as a Supplemental Cash Management Obligation in writing to the Administrative Agent, (ii) no obligation shall constitute a Supplemental Cash Management Obligation if its treatment as such would violate any material Contractual Obligation of the Borrower and its Subsidiaries and (iii) no more than $75,000,000 of obligations shall constitute Supplemental Cash Management Obligations at any time.

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“Trademarks”: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

“Trademark License”: any agreement, whether written or oral, providing for (i) the grant by any Grantor of any right to use any Trademark and (ii) the grant to any Grantor of any right to use any Trademark (to the extent such agreement permits the Grantor to grant a security interest in its rights thereunder), including, without limitation, any of the foregoing referred to in Schedule 6.

1.2 Other Definitional Provisions. (a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

SECTION 2. GUARANTEE

2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their Affiliates and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

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(c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations (other than contingent indemnity obligations not due and payable) and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

(e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full (other than contingent indemnity obligations not due and payable), no Letter of Credit shall be outstanding and the Commitments are terminated.

(f) The Borrower and each Guarantor hereby unconditionally guarantee to the Administrative Agent, for the ratable benefit of the Lenders (and their Affiliates) and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by Subsidiaries of the Borrower of their Cash Management Obligations and the obligations and liabilities of Subsidiaries of the Borrower under the Lender Hedge Agreements.

2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender

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for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Borrower Obligations are paid in full (other than contingent indemnity obligations not due and payable), no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full (other than contingent indemnity obligations not due and payable), such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.4 Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for

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payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.

2.8 Borrower Waiver. With respect to the Borrower’s guarantee under Section 2.1(f), the Borrower (and each other Guarantor) agrees that all references to “Guarantor” in Sections 2.2, 2.3, 2.4, 2.5, 2.6 and 2.7 shall include the Borrower.

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SECTION 3. GRANT OF SECURITY INTEREST

Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders and their Affiliates, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a) all Accounts;

(b) all Chattel Paper;

(c) all Deposit Accounts;

(d) all Documents;

(e) all Equipment;

(f) all General Intangibles;

(g) all Instruments;

(h) all Intellectual Property;

(i) all Inventory;

(j) all Investment Property;

(k) all Letter of Credit Rights;

(l) all Commercial Tort Claims in an amount in excess of $500,000 in which any Grantor has rights, as set forth on Schedule 7;

(m) all other property not otherwise described above;

(n) all books and records pertaining to the Collateral; and

(o) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under this Section 3 attach to (a) any lease, license, contract or agreement to which any Grantor is a party, and any of its rights or interest thereunder, if and to the extent that a security interest is prohibited by or in violation of (i) any law, rule or regulation

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applicable to such Grantor, or (ii) a term, provision or condition of any such lease, license, contract, property right or agreement (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided however that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified in (i) or (ii) above; provided further that the exclusions referred to in clause (a) of this paragraph shall not include any Proceeds of any such lease, license, contract or agreement; or (b) any Trademark application filed in the United States Patent and Trademark Office on the basis of such Grantor’s “intent-to- use” such trademark, unless and until acceptable evidence of use of the Trademark has been filed with and accepted by the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a security interest or other lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of or void such Trademark application.

SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make or maintain their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

4.1 Title; No Other Liens. Except (a) for the security interest granted to the Administrative Agent for the ratable benefit of the Lenders pursuant to this Agreement, (b) for the other Liens permitted to exist on the Collateral by the Credit Agreement, and (c) those items set forth on Schedule 6, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or as are permitted by the Credit Agreement.

4.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and, when required, duly executed form unless otherwise referred to in such Schedule) will constitute valid perfected security interests in all of the Collateral (to the extent a perfected security interest is required pursuant to this Agreement and except as otherwise stated on Schedule 3) in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor, except as otherwise provided on Schedule 3, and (b) are prior to all other Liens on the Collateral in existence on the date

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hereof except as are permitted by the Credit Agreement and except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

4.3 Jurisdiction of Organization. On the Restatement Date, such Grantor’s jurisdiction of organization, identification number from such jurisdiction of organization (if any) and the location of such Grantor’s chief executive office or sole place of business are specified on Schedule 4.

4.4 Inventory and Equipment. On the Restatement Date, the Inventory and the Equipment (other than mobile goods), in each case having an aggregate value in excess of $1,000,000, are kept at the locations listed on Schedule 5.

4.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

4.6 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer owned directly by such Grantor.

(b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

(c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

4.7 Receivables. (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent, except for any of the foregoing to the extent subject to and included in a Permitted Receivables Financing.

(b) None of the obligors on any Receivables is a Governmental Authority.

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(c) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables as of the last day of any fiscal month will be accurate.

4.8 Intellectual Property. (a) Schedule 6 lists all registered, and all material unregistered, Intellectual Property owned by such Grantor in its own name on the Restatement Date and all applications to register any such Intellectual Property.

(b) On the Restatement Date, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person in any material respect.

(c) Except as set forth in Schedule 6, on the Restatement Date, none of the material Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor’s rights in, any Intellectual Property in any respect that would reasonably be expected to have a Material Adverse Effect.

(e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor’s ownership interest therein, and (ii) which, if adversely determined, would have a material adverse effect on the value of any material Intellectual Property.

SECTION 5. COVENANTS

Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full (other than contingent indemnity obligations not due and payable), no Letter of Credit shall be outstanding and the Commitments shall have terminated:

5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral in excess of $500,000 shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement, except to the extent any of the foregoing is subject to and included in a Permitted Receivables Financing.

5.2 Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies with A.M. Best ratings of A-III or better, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties and (ii) insuring such Grantor, the Administrative Agent and the Lenders against

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liability for personal injury and property damage relating to such Inventory and Equipment, in both cases as is normal and customary for the automotive parts industry and mutually agreeable to such Grantor and the Administrative Agent whose consent shall not be unreasonably withheld.

(b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent as insured party or additional loss payee as its interests may appear and (iii) be reasonably satisfactory in all other respects to the Administrative Agent.

(c) The Borrower shall deliver to the Administrative Agent and the Lenders a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Borrower’s audited annual financial statements and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

5.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such tax, assessment, charge or levy need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings would not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

5.4 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 (and as otherwise reasonably requested by the Administrative Agent) and shall defend such security interest against the claims and demands of all Persons whomsoever.

(b) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor constituting Collateral and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

(c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit

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Accounts, Letter of Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

5.5 Changes in Jurisdiction of Organization, Locations, Name, etc. Such Grantor will not, except upon 15 days’ prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional financing statements and other documents (executed where required) reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein:

(i) change its jurisdiction of organization or, if such Grantor does not have a jurisdiction of organization for purposes of the New York UCC, the location of its chief executive office or sole place of business from that referred to in Section 4.3; or

(ii) change its name.

5.6 Notices. Such Grantor will advise the Administrative Agent and the Lenders promptly after such Grantor obtains knowledge thereof, in reasonable detail, of the following:

(a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

(b) the occurrence of any other event which would reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

5.7 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Pledged Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall, to the extent such certificate, option or right constitutes Pledged Stock, accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. In each case, except to the extent the Credit Agreement permits the applicable Grantor to retain such sums of money or property, (i) any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the

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Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and (ii) if any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

(b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer (except pursuant to a transaction permitted by the Credit Agreement), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

(c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Pledged Stock or other Investment Property (as applicable) issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it.

5.8 Receivables. (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

(b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

5.9 Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods

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applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark (to the extent a security interest in such mark may be perfected by filing under the applicable Uniform Commercial Code, or similar law in a foreign jurisdiction, or with the United States Patent and Trademark Office, or corresponding foreign office, and to the extent requested following a notice delivered by such Grantor pursuant to clause (f) below) pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

(c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

(d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

(e) Such Grantor will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, or the validity of, any material Intellectual Property subject to such an application or registration or such Grantor’s right to register the same or to own and maintain the same.

(f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent concurrently with the delivery of the compliance certificate required to be delivered pursuant to Section 6.2(b) of the Credit Agreement for the

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fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the Lenders’ security interest in any Copyright, Patent or Trademark and the goodwill (if applicable) and general intangibles of such Grantor relating thereto or represented thereby.

(g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material registered Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

5.10 Jurisdiction of Organization. At the Administrative Agent’s request, each Grantor will provide its jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor’s chief executive office or sole place of business. In addition, the Administrative Agent may request, and such Grantor shall provide, a certified charter, certificate of incorporation, or other organizational document and long form good standing certificate from each Grantor.

5.11 Commercial Tort Claims. Such Grantor will advise the Administrative Agent of such Grantor’s interest in any Commercial Tort Claim in an amount in excess of $500,000 in which such Grantor believes it has rights, and such Grantor shall promptly provide the Administrative Agent with an updated Schedule 7 describing such Commercial Tort Claim or such information with respect thereto as the Administrative Agent may reasonably request in order to attach and perfect a security interest therein in accordance with applicable law.

SECTION 6. REMEDIAL PROVISIONS

6.1 Certain Matters Relating to Receivables. (a) The Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications after the occurrence of an Event of Default. At any time and from time to time, upon the Administrative Agent’s request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

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(b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor’s Receivables, subject to the Administrative Agent’s direction and control, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c) At the Administrative Agent’s request during the existence of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

6.2 Communications with Obligors; Grantors Remain Liable. (a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to any material contract of any Grantor to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Receivables or any material contract of any Grantor.

(b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to any material contract of any Grantor that the Receivables and such contracts have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and material contracts of any Grantor to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or any contract of any Grantor by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or any contract of any Grantor, to make any payment, to make any inquiry as

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to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Administrative Agent’s reasonable judgment, would impair the Collateral in any material respect or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

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6.4 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent and the Lenders specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor in respect of Collateral consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5 Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in the following order:

First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;

Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Lenders according to the amounts of the Obligations then due and owing and remaining unpaid to the Lenders;

Third, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Lenders according to the amounts of the Obligations then held by the Lenders; and

Fourth, any balance remaining after the Obligations shall have been paid in full (other than contingent indemnity obligations not due and payable), no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without

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demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold (including by credit bidding), free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.7 Registration Rights. (a)(1) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto. Each Grantor agrees to cause such

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Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

6.8 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the reasonable fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

SECTION 7. THE ADMINISTRATIVE AGENT

7.1 Administrative Agent’s Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or any material contract of any Grantor or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or any material contract of any Grantor or with respect to any other Collateral whenever payable;

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(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the Lenders’ security interest in such Intellectual Property and the goodwill (if applicable) and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3)(i) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the

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Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the Lenders’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) (other than pursuant to clause (ii) thereof) unless an Event of Default shall have occurred and be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of demand by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2 Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent’s and the Lenders’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

7.3 Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or

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recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description “all personal property” in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the Restatement Date. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8. MISCELLANEOUS

8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with subsection 10.1 of the Credit Agreement.

8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in subsection 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

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8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

(b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to subsection 10.5 of the Credit Agreement.

(d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time while an Event of Default pursuant to subsection 8(a) of the Credit Agreement shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims

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may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; provided, that nothing contained herein or in any other Loan Document will prevent any Lender or the Administrative Agent from bringing any action to enforce any award or judgment or exercise any right under the Security Documents or against any Collateral or any other property of any Loan Party in any other forum in which jurisdiction can be established;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

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(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13 Acknowledgements. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

8.14 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.9 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

8.15 Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations shall have been paid in full (other than contingent indemnity obligations not due and payable), the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

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(b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, the Liens created hereby shall automatically terminate and be released with respect to such Collateral, without the delivery of any instrument or performance of any act by any Person being necessary to give effect thereto. Upon the consummation of any such sale, transfer or other disposal of Collateral, the Administrative Agent shall deliver to the Grantors all such Collateral held by the Administrative Agent hereunder and, at the reasonable request and sole expense of such Grantor, execute and deliver to such Grantor releases or other documents desirable to evidence such termination or release. Any Lien (as defined in the Existing Guarantee and Collateral Agreement) created in favor of any secured party under the Existing Guarantee and Collateral Agreement against any Collateral that was sold, transferred or otherwise disposed of, or purportedly sold, transferred or otherwise disposed of, by any Grantor prior to the date hereof in a transaction permitted under the Existing Credit Agreement, is hereby terminated and released with respect such Collateral effective as of the date of such sale, transfer or other disposition or purported sale, transfer or other disposition. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement or such Subsidiary is no longer required by the Loan Documents to be (and the Borrower notifies the Administrative Agent that such Subsidiary shall no longer be) a Subsidiary Guarantor; provided that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

8.16 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

8.17 Amendment and Restatement. (a) This Agreement amends and restates the Existing Guarantee and Collateral Agreement. All terms, conditions, agreements, covenants and representations and warranties contained in the Existing Guarantee and Collateral Agreement remain in full force and effect, except as expressly amended herein. Nothing herein or in the other Loan Documents shall impair or adversely affect the continuation of the liability of the Borrower for the Borrower Obligations or of any other Grantor for the Guarantor Obligations incurred before the Restatement Date and the security interests, Liens and other interests in the Collateral granted, pledged and or assigned by the Grantors to the Administrative Agent pursuant to the Existing Guarantee and Collateral Agreement.

(b) The amendment and restatement herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of any of the obligations, liabilities and indebtedness of the Grantors evidenced by or arising under the Existing Guarantee and Collateral Agreement and the other Loan Documents, and the Lien and security interests securing such obligations, liabilities and indebtedness, which shall continue in full force and effect and shall not in any manner be impaired, limited, terminated, waived or released.

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(c) Notwithstanding anything to the contrary herein or in any other Loan Document, any term, condition, agreement, covenant or representation or warranty amended by this Agreement shall be deemed to have been so amended for all periods prior to the Restatement Date (regardless of whether such amendment by its terms purports to apply as of a certain date), and during all such periods no Grantor shall have been required, or be liable for any failure, to comply with any such provision except as amended by this Agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered, and amended and restated as set forth herein.

TENNECO INC.

By:
Name:
Title:

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

By:
Name:
Title:

TENNECO INTERNATIONAL HOLDING CORP.

By:
Name:
Title:

TENNECO GLOBAL HOLDINGS INC.

By:
Name:
Title:

THE PULLMAN COMPANY

By:
Name:
Title:

TMC TEXAS INC.

By:
Name:
Title:

CLEVITE INDUSTRIES INC.

By:
Name:
Title:

Acknowledged and Agreed as of the date hereof:

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:
Name:
Title:

Schedule 1

NOTICE ADDRESSES OF GUARANTORS

Schedule 2

DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock:

Issuer	Class of Stock	Stock Certificate No.	No. of Shares

Pledged Notes:

Issuer	Payee	Principal Amount

Schedule 3

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

[List each office where a financing statement is to be filed]*

Patent and Trademark Filings

[List all filings]

Actions with respect to Pledged Stock**

Other Actions

[Describe other actions to be taken]

*	Note that perfection of security interests in patents and trademarks requires filings under the UCC in the jurisdictions where filings would be made for general intangibles, as well as filings in the U.S Copyright Office and the U.S. Patent & Trademark Office.
**	If the interest of a Grantor in Pledged Stock appears on the books of a financial intermediary, a control agreement as described in Section 8-106 of the New York UCC will be required.

Schedule 4

LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Grantor	Location

Schedule 5

LOCATION OF INVENTORY AND EQUIPMENT

Grantor	Location

Schedule 6

COPYRIGHTS AND COPYRIGHT LICENSES

PATENTS AND PATENT LICENSES

TRADEMARKS AND TRADEMARK LICENSES

Schedule 7

COMMERCIAL TORT CLAIMS

ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of March 22, 2012 (the “Agreement”), made by the Grantors parties thereto for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) of the Agreement.

3. The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.

[NAME OF ISSUER]

By:
Name:
Title:

Address for Notices:

Fax:

Annex 1 to

Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of                          , 201    , made by                                         , a                      corporation (the “Additional Grantor”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H :

WHEREAS, Tenneco Inc. (the “Borrower”), the Lenders, Bank of America, N.A., Barclays Bank plc, Morgan Stanley Senior Funding, Inc., the Bank of Tokyo-Mitsubishi UFJ, Ltd. and Wells Fargo Bank, N.A., as Co-Documentation Agents, Citicorp North America, Inc., as Syndication Agent, and the Administrative Agent have entered into the Credit Agreement, dated as of September 30, 1999, as amended, and as amended and restated pursuant to the Third Amended and Restated Credit Agreement dated as of March 22, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of November 4, 1999 (as amended and restated as of March 22, 2012 and as further amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Lenders;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Annex 1-A to

Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

Supplement to Schedule 6

Supplement to Schedule 7

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered, and amended and restated as set forth herein.

TENNECO INC.

By:	/s/ John E. Kunz
Name:	John E. Kunz
Title:	Vice President, Treasurer and Tax

TENNECO AUTOMOTIVE OPERATING COMPANY INC. TENNECO INTERNATIONAL HOLDING CORP. TENNECO GLOBAL HOLDINGS INC. THE PULLMAN COMPANY TMC TEXAS INC. CLEVITE INDUSTRIES INC.

By:	/s/ John E. Kunz
Name:	John E. Kunz
Title:	Vice President, Treasurer and Tax

Acknowledged and Agreed as of the date hereof: JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

SCHEDULE 1

NOTICE ADDRESSES OF GUARANTORS

The notice address of all Guarantors is:

[Guarantor Name]

Attn: Chief Financial Officer

500 North Field Drive

Lake Forest, Illinois 60045

with a copy to:

Tenneco Automotive Operating Company Inc.

Attn: General Counsel

500 North Field Drive

Lake Forest, Illinois 60045

Schedule 1

SCHEDULE 2

DESCRIPTION OF INVESTMENT PROPERTY

PART I: PLEDGED STOCK

Tenneco Inc.

	ISSUER	NO. OF SHARES	CLASS OF STOCK	STOCK CERTIFICATE	ISSUED/AUTHORIZED TOTAL NO. OF SHARES
1.	Tenneco Automotive Operating Company Inc. (Delaware)	231	Common	9	231/250
2.	Tenneco Automotive Inc. (Nevada)	200	Common	1	200/200
3.	Tenneco GmbH (Germany)	30,000		3[1]	542,000/542,000

Tenneco Automotive Operating Company Inc.

	ISSUER	NO. OF SHARES	CLASS OF STOCK	STOCK CERTIFICATE	ISSUED/AUTHORIZED TOTAL NO. OF SHARES
1.	McPherson Strut Company Inc. (Delaware)	200	Common	3	200/200
2.	Precision Modular Assembly Corp. (Delaware)	200	Common	3	200/200
3.	Tenneco Asheville Inc. (Delaware)	200	Common	5	200/200
4.	Tenneco Asia Inc. (Delaware)	200	Common	5	200/200
5.	Tenneco Automotive RSA Company (Delaware)	200	Common	3	200/200
6.	Tenneco Automotive Second RSA Company (Delaware)	100	Common	1	100/1000
7.	Tenneco Automotive Trading Company (Delaware)	1000	Common	5	1000/1000
8.	Tenneco Brake Inc. (Delaware)	1000	Common	7	1000/1000
9.	Tenneco Europe Limited (Delaware)	200	Common	7	200/200
10.	Tenneco International Holding Corp. (Delaware)	818.18072	Common	16	818.18072/1000
11.	The Pullman Company (Delaware)	221	Common	NC-5	221/250
12.	Maco Inversiones S.A. (Argentina)	214,500	Common	3[2]	5,999,999/6,000,000

[1]	There is no stock certificate.

Schedule 2-1

	ISSUER	NO. OF SHARES	CLASS OF STOCK	STOCK CERTIFICATE	ISSUED/AUTHORIZED TOTAL NO. OF SHARES
13.	TMC Texas Inc. (Delaware)	200	Common	4	200/200
14.	Walker Electronic Silencing Inc. (Delaware)	200	Common	6	200/200
15.	Walker Europe Inc. (Delaware)	200	Common	7	200/200
16.	Walker Manufacturing Company (Delaware)	200	Common	7	200/200
17.	Walker Limited (United Kingdom)	9,900	Ordinary	3	15,000/15,000
18.	Tenneco Automotive Walker Inc. (Delaware)	1,000	Common	1	1,000/1,000
19.	Tenneco Marzocchi U.S.A.[3] (California)	25,000	Common	1, 3	1,000,000

Tenneco International Holding Corp. (100% owned by Tenneco Automotive Operating Company Inc.)

	ISSUER	NO. OF SHARES	CLASS OF STOCK	STOCK CERTIFICATE	ISSUED/AUTHORIZED TOTAL NO. OF SHARES
1.	Tenneco Global Holdings Inc. (Delaware)	315,000	Common	3	315,000/315,000
2.	Tenneco Canada Inc. (Ontario)	1,287	Common	2	1,950/1M
3.	Tenneco Holdings Danmark ApS (Denmark)	DKK 33,000,000		20, 21, 22, 23, 24 & 25	DKK 100,000,000
4.	Tenneco Automotive France S.A. (France)	321,222	Common	N/A	486,700/486,700

[2]	This certificate was pledge pursuant to a stand alone stock pledge agreement and is held in Argentina.
[3]	This entity was formerly known as Marzocchi U.S.A.

Schedule 2-2

Tenneco Global Holdings Inc. (100% owned by Tenneco International Holding Corp.).

	ISSUER	NO. OF SHARES	CLASS OF STOCK	STOCK CERTIFICATE	ISSUED/AUTHORIZED TOTAL NO. OF SHARES
1.	Fric-Rot S.A.I.C. (Argentina)[4]	628,798	Common	1 & 3	1,000,000/1,000,000
2.	Tenneco Automotive Iberica, S.A. (Spain)	233,647	Common	1	354,011/354,011
3.	Maco Inversiones S.A. (Agentina)	3,685,499	Common	1[5]	5,999,999/6,000,000
4.	Tenneco International Luxembourg SA (Luxembourg)	165,693,500		N/A	165,693,500/

The Pullman Company

	ISSUER	NO. OF SHARES	CLASS OF STOCK	STOCK CERTIFICATE	ISSUED/AUTHORIZED TOTAL NO. OF SHARES
1.	Clevite Industries Inc. (Delaware)	1,000	Common	NC-1	1,000/1,000
2.	Peabody International Corporation (Delaware)	1,000	Common	NC-1	1,000/1,000
3.	Pullman Standard Inc. (Delaware)	1,000	Common	NC-1	1,000/1,000
4.	Autopartes Walker S.A. de C.V. (Mexico)	20,324,596	Common	9	30,794,841/30,794,841
5.	Tenneco Brazil Ltda. (Brazil)	1,427,585,233	N/A	N/A	2,163,007,929

[4]	Tenneco Global Holdings Inc. owns 55%; Maco Inversiones S.A. owns 44.85%; and unaffiliated parties own .15%.
[5]	This certificate was pledge pursuant to a stand alone stock pledge agreement and is held in Argentina.

Schedule 2-3

SCHEDULE 2

DESCRIPTION OF INVESTMENT PROPERTY

Part II: PLEDGED NOTES

Tenneco Automotive Operating Company Inc.

Promissory Note No. 2, dated as of November 19, 2001, made by Tenneco Automotive Brasil Ltda, in the initial principal amount of $10,000,000 and payable to Tenneco Automotive Operating Company Inc.

The Pullman Company

Promissory Note No. 1, dated as of June 30, 2000, made by Tenneco Automotive Brasil Ltda, in the initial principal amount of $35,000,000 and payable to The Pullman Company

SCHEDULE 3

FILINGS AND OTHER ACTIONS REQUIRED TO

PERFECT SECURITY INTERESTS

PART I: UNIFORM COMMERCIAL CODE FILINGS

Grantor	Filing Office
Tenneco Inc.	Delaware Secretary of State
Tenneco Automotive Operating Company Inc.	Delaware Secretary of State
Tenneco International Holding Corp.	Delaware Secretary of State
The Pullman Company	Delaware Secretary of State
Tenneco Global Holdings Inc.	Delaware Secretary of State
Clevite Industries Inc.	Delaware Secretary of State
TMC Texas Inc.	Delaware Secretary of State

Schedule 3-1

SCHEDULE 3

PART II: OTHER ACTIONS REQUIRED TO

PERFECT SECURITY INTERESTS

Pledged Stock Delivered

1.	Monroe Australia Pty. Limited (Australia)

2.	Tenneco Automotive Europe BVBA (Belgium)

3.	Tenneco Canada Inc. (Ontario)

4.	Tenneco Holdings Danmark ApS (Denmark)

5.	Autopartes Walker S.A. de C.V. (Mexico)

6.	Walker Limited (U.K.)

7.	Tenneco Automotive Iberica, S.A. (Spain)

8.	Tenneco Automotive Inc.

9.	Tenneco Automotive Operating Company Inc.

10.	McPherson Strut Company

11.	Precision Modular Assembly Corp.

12.	Tenneco Ashville Inc.

13.	Tenneco Asia Inc.

14.	Tenneco Automotive RSA Company

15.	Tenneco Automotive Second RSA Company

16.	Tenneco Automotive Trading Company

17.	Tenneco Brake, Inc.

18.	Tenneco Europe Limited

19.	Tenneco International Holding Corp.

20.	Tenneco Global Holdings Inc.

21.	The Pullman Company

22.	Clevite Industries Inc.

23.	Peabody International Corporation

24.	Pullman Standard Inc.

25.	TMC Texas Inc.

26.	Walker Electronic Silencing Inc.

27.	Walker Europe, Inc.

28.	Walker Manufacturing

29.	Tenneco Automotive Walker Inc.

30.	Maco Inversiones S.A.

31.	Fric-Rot S.A.I.C.

32.	Tenneco Marzocchi U.S.A.

Pledged Notes Delivered

1.	Tenneco Automotive Brasil Ltda in favor of Tenneco Automotive Operating Company Inc.

2.	Tenneco Automotive Brasil Ltda in favor of The Pullman Company

Filing(s) with the U.S. Patent and Trademark Office

1.	Security Interest in United States Patents, by Tenneco Automotive Operating Company Inc., in favor of JP Morgan Chase Bank, as Administrative Agent.

2.	Security Interest in United States Trademarks, by Tenneco Automotive Operating Company Inc., in favor of JPMorgan Chase Bank, as Administrative Agent.

3.	Security Interest in United States Patents, by The Pullman Company, in favor of JPMorgan Chase Bank, as Administrative Agent.

4.	Security Interest in United States Trademarks, by The Pullman Company, in favor of JPMorgan Chase Bank, as Administrative Agent.

Filings with the U.S. Copyright Office

1.	A filing with the U.S. Copyright Office as contemplated by Schedule 6.

Execution of Pledge Agreements

1.	Share Pledge Agreement for Tenneco Canada Inc. (Ontario)

2.	Amended and Restated Stock Pledge Agreement for Fric-Rot S.A.I.C. (Argentina) and Maco Inversiones S.A. (Argentina)

3.	Pledge Agreement for Tenneco Brazil Ltda. (Brazil)

4.	Walker Limited (U.K.)

5.	Pledge Agreement for Tenneco GmbH (Germany)[1]

Registration of Pledge Agreements in Foreign Jurisdictions

1.	Registration of Spanish Stock Pledge in Stock Book of Tenneco Automotive Iberica

2.	Recordation of French Stock Pledge in the share transfer book and the shareholder account records and issuance of Pledge Certificate

3.	Registration of Argentinean Stock Pledges in Certificates and Stock Ledgers

4.	Executive Side Letter regarding Argentinean Stock Certificate depositary

5.	Registration of Brazilian Pledge with the Registry of commerce and the Court Record’s office of the city of Mogi Mirim

6.	Recording of the Mexican Pledge in the Shareholders Registry Book, endorsement in Certificate and physical delivery of the Certificate to the Administrative Agent.

[1]	This has not yet been delivered.

Schedule 3-3

Filings and Other Actions

The filings and other actions listed above are sufficient to perfect a security interest in Collateral to the extent security interests in such Collateral can be perfected by the filing of Financing Statements under Article 9 of the applicable UCC (the “Article 9 Collateral”). Additional actions may be required to perfect a security interest in Collateral other than the Article 9 Collateral.

Post-Closing Items

Pursuant to Sections 6.9(c) and 6.9(d) of the Credit Agreement, the Borrower may be required to take actions necessary or advisable to grant the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of certain Subsidiaries of the Borrower. This Schedule 3 does not purport to address the requirements for a valid perfected security interest in such Capital Stock, in any foreign intellectual property or in any Collateral that becomes Collateral after the date of the Agreement.

Schedule 3-4

SCHEDULE 4

LOCATION OF JURISDICTION OF ORGANIZATION

AND CHIEF EXECUTIVE OFFICE

	GRANTOR	JURISDICTION OF ORGANIZATION	LOCATION OF CHIEF EXECUTIVE OFFICE OR SOLE PLACE OF BUSINESS
1.	Tenneco Inc.	Delaware	500 North Field Drive, Lake Forest, IL 60045
2.	Tenneco Automotive Operating Company Inc.	Delaware	500 North Field Drive, Lake Forest, IL 60045
3.	Tenneco International Holding Corp.	Delaware	500 North Field Drive, Lake Forest, IL 60045
4.	Tenneco Global Holdings Inc.	Delaware	500 North Field Drive, Lake Forest, IL 60045
5.	The Pullman Company	Delaware	500 North Field Drive, Lake Forest, IL 60045
6.	TMC Texas Inc.	Delaware	500 North Field Drive, Lake Forest, IL 60045
7.	Clevite Industries Inc.	Delaware	500 North Field Drive, Lake Forest, IL 60045

Schedule 4

SCHEDULE 5

LOCATION OF INVENTORY AND EQUIPMENT

	Grantor	Location
1.	Tenneco Automotive Operating Company Inc.	Laubach Warehouse 2701 Rector Road Paragould, AR 72450

2.	Tenneco Automotive Operating Company Inc.	1601 Highway 49 B North Paragould, AR 72450

3.	Tenneco Automotive Operating Company Inc.	2000 S. Bolton Road Paragould, AR 72450

4.	Tenneco Automotive Operating Company Inc.	6925, 6935 & 6945 Atlantic Avenue Long Beach, CA 90805

5.	Tenneco Automotive Operating Company Inc.	200 McIntyre Drive Hartwell, GA 30643

6.	Tenneco Automotive Operating Company Inc.	500 North Field Drive Lake Forest, IL 60045

7.	Tenneco Automotive Operating Company Inc.	605 Heathrow Drive Lincolnshire, IL 60069

8.	The Pullman Company Clevite Industries Inc.	503 Weatherhead Street Angola, IN 46703

9.	Tenneco Automotive Operating Company Inc.	4825 Hoffman Street Elkhart, IN 46516

10.	Tenneco Automotive Operating Company Inc.	1497 Gerber Street Ligonier, IN 46767

11.	Tenneco Automotive Operating Company Inc.	1490 Gerber Street Ligonier, IN 46767

12.	Tenneco Automotive Operating Company Inc.	3901 Willis Road (P.O. Box 157) Grass Lake, MI 49240

13.	Tenneco Automotive Operating Company Inc.	2701 North Dettman Road Jackson, MI 49201

Schedule 5-1

	Grantor	Location
14.	Tenneco Automotive Operating Company Inc.	126 Marshall Street Litchfield, MI 49252

15.	Tenneco Automotive Operating Company Inc.	929 Anderson Rd. Litchfield, MI 49252

16.	Tenneco Automotive Operating Company Inc.	904 Industrial Road Marshall, MI 49068

17.	Tenneco Automotive Operating Company Inc.	1 International Drive Monroe, MI 48161

18.	Tenneco Automotive Operating Company Inc.	13910 Lake Drive (Bolles Harbor) Monroe, MI

19.	Tenneco Automotive Operating Company Inc.	1529 North Vernon Street North Kansas City, MO 64116

20.	Tenneco Automotive Operating Company Inc.	121 Meridian Drive Cozad, NE 69130

21.	Tenneco Automotive Operating Company Inc.	76171 Road 419 Cozad, NE

22.	Tenneco Automotive Operating Company Inc.	600 West E Street Lincoln, NE 68522

23.	Tenneco Automotive Operating Company Inc.	1475 280th Road Seward, NE 68434

24.	The Pullman Company Clevite Industries Inc.	33 Lockwood Road Milan, OH 44846

25.	The Pullman Company Clevite Industries Inc.	Route 424 (11800 State Route 424) Napoleon, OH 43545

26.	Tenneco Automotive Operating Company Inc.	645 East Broad Street P.O. Box 119 Smithville, TN 37166

27.	Tenneco Automotive Operating Company Inc.	Foutch Warehouse- Smithville 400 Moog Blvd Smithville, TN 37166

28.	Tenneco Automotive Operating Company Inc.	1 Lone Star Pass Building 2 San Antonio, TX

Schedule 5-2

	Grantor	Location
29.	Tenneco Automotive Operating Company Inc.	3160 Abbott Lane Harrisonburg, VA 22801

30.	Tenneco Automotive Operating Company Inc.	10840 West Allan Road Hayward, WI 54843

31.	Tenneco Automotive Operating Company Inc.	Paragould Whse #3 2800 N 12th Ave. Paragould, AR 72450

32.	Tenneco Automotive Operating Company Inc.	487 Leard Street Hartwell, GA 30643

33.	Tenneco Automotive Operating Company Inc.	2555 Woodman Ave Kettering, OH 45420

34.	Tenneco Automotive Operating Company Inc.	3325B Connelly Road Emigsville, PA 17318

35.	Tenneco Automotive Operating Company Inc.	824 Industrial Drive Marshall, MI 49068

36.	Tenneco Automotive Operating Company Inc.	Seward Bldg 80 Highway 150 South Seward, NE

SCHEDULE 6

INTELLECTUAL PROPERTY

COPYRIGHTS

Registered Copyrights

1. Registration Number:	TX-4-813-381
Title:	Quiet-Flow exhaust systems 1980 and newer passenger car and truck :
1998 master catalog.
Description:	768 p.
Claimant:	acTenneco Automotive, Inc. (now TAOCI)
Created:	1997
Published:	31Dec97
Registered:	28Apr00
Miscellaneous:	C.O. corres.

2. Registration Number:	TX-6-177-896
Title:	Exhaust system acoustics and backpressure.
Note:	Cataloged from appl.
Claimant:	acTenneco Automotive Operating Company, Inc.
Created:	2005
Published:	29Mar05
Registered:	25Apr05

Schedule 6-1

3. Registration Number:	TXu-1-223-170
Title:	Engine exhaust after treatment mechanical, thermal and production knowledge base.
Note:	Cataloged from appl. only.
Claimant:	acTenneco Automotive
Created:	2005
Registered:	20Jun05

4. Registration Number:	TX0006828850
Title:	Quick-Strut Installation Instructions
Note:	C.O. corres.
Claimant:	Tenneco Automotive Operating Company Inc.
Created:	2003
Published:	01May2004
Registered:	28Feb08

5. Registration Number:	TX0007102555
Title:	QUICK-STRUT INSTALLATION INSTRUCTIONS
Note:	C.O. corres.
Claimant:	Tenneco Automotive Operating Company Inc.
Created:	2003
Published:	13May2003
Registered:	07Feb2008

6. Registration Number:	PAu000125783
Title:	[The Vital connection]
Note:	Deposit consists of 1 sound cassette (deposited in lieu of tape) & synopsis (2 p.). Title from synopsis
Claimant:	Monroe Auto Equipment Company
Created:	1979
Registered:	10May1979

Unregistered Copyrights

The Grantors may have unregistered copyrights in various types of material prepared within the conduct of their business. These types of materials can include all written material, including but not limited to any catalogs, manuals, packaging, labels, and marketing materials for all products manufactured and sold by a Grantor, as well as pictorial, graphical and other audio-visual works, computer programs, video records, compilations of data, multimedia and derivative works. However, except as noted above, no registrations have been sought for these types of copyrightable materials, and it is not the policy of the Grantors to pursue registered copyrights for these materials.

Schedule 6-2

Copyright Licenses

Copyright Licenses Granted By A Grantor

None

Copyright Licenses Granted To A Grantor

The Grantors have entered into various operational copyright licenses, such as software shrink wrap licenses, commensurate with an organization of their size, which may or may not expressly permit the applicable Grantor to grant a security interest in its rights under such license.

PATENTS

United States Patents and Pending Patent Applications

See attached listing.

Foreign Patents and Pending Patent Applications

Any and all foreign patents and foreign patent applications, including any extensions thereof, which may be existing and owned by a Grantor either in its own name or registered under a prior name of such Grantor. At the request of the Administrative Agent, the Borrower will cause to be filed appropriate documentation to update the records of the foreign equivalent of the U.S. Patent and Trademark Office in the relevant jurisdiction to reflect ownership in the name of such Grantor.

Patent Licenses

Patent Licenses Granted By Any Grantor

1.	Technology License Agreement between Amortiguadores, S.A. and Tenneco Automotive Operating Company Inc. dated July 15, 1993 (reviewed spring 2002) (TAOC technology to Venezuelan licensee)

2.	Patent and Trademark License Agreement between Tenneco Automotive Inc. and Monroe Amortisor Imalat Ve Ticaret A.S. dated February 4, 2001 (TAI technology and trademarks)

3.	Grantors have entered into agreements with Original Equipment Manufacturers (OEM Agreements) which may include a paid up, non-exclusive license to certain of Grantors’ technology

Schedule 6-3

TRADEMARKS

United States Registered Trademark and Pending Applications

See attached listing.

Foreign Registered Trademarks and Pending Applications

Any and all foreign trademark registrations and foreign trademark applications, including any renewals thereof, which may be existing and owned by a Grantor either in its own name or registered under a prior name of such Grantor. At the request of the Administrative Agent, the Borrower will cause to be filed appropriate documentation to update the records of the foreign equivalent of the U.S. Patent and Trademark Office in the relevant jurisdiction to reflect ownership in the name of such Grantor.

Common Law Trademarks

Any and all trademarks to the extent existing at Common Law which may be used by a Grantor to indicate the source of their products or services.

Trademark Licenses

Trademark Licenses Granted By Any Grantor

1.	Trademark License Agreement between Cycle Source Group LLC and Tenneco Automotive Operating Company Inc. undated (TAOC trademarks)

2.	Patent and Trademark License Agreement between Tenneco Automotive Inc. and Monroe Amortisor Imalat Ve Ticaret A.S. dated February 4, 2001 (TAI technology and trademarks)

3.	License Agreement from Tenneco Automotive Operating Company Inc. to Canadian Tire Corp., Ltd. re MONROE and SAFETY TRIANGLE dated February 22, 2003

4.	License Agreement from Tenneco Automotive Operating Company Inc. to Chamberlain Marketing Inc. re THRUSH & Design dated January 11, 2006

GENERAL LICENSES

The Grantors have entered into numerous and various types of intellectual property licenses with wholly-owned divisions, wholly-owned subsidiaries or joint venture companies within the Grantors’ organization. These agreements may allow the companies within Grantors’ organization to use various of Grantors’ owned intellectual property in the conduct of their business. The Grantors have also entered into various types of agreements with customers and suppliers which may contain intellectual property license grants. Such agreements may allow such customers and suppliers to use various Grantors’ owned intellectual property in the conduct of their businesses.

Schedule 6-4

TRADE SECRET/PROPRIETARY INFORMATION

The Grantors may have trade secret and other rights in know-how and confidential or proprietary information including but not limited to, technologies in development, computer programs and other computer software (including software systems and applications), websites, domains, domain names, user interfaces, topographies, source code, object code, algorithms, display screens, layouts, development tools, instructions, templates, evaluation software and hardware, formulae, manufacturing, engineering and other drawings and manuals, technology, processes, designs, lab journals, notebooks, schematics, data plans, blueprints, research and development reports, technical information and engineering data design and engineering specification, customer lists and customer marketing information and similar materials all evidencing expertise in or information used in the Grantors’ business and the manufacturing, marketing and sale of Grantors’ products.

Schedule 6-5

SCHEDULE 7

COMMERCIAL TORT CLAIMS

None.

Schedule 7-1

Dennemeyer Intellectual Asset Management

Patent Status Report

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
Pullman	1316C-000001/US	Torque Rod Assembly	United States of America	Granted	Patent	08/376749	1/23/1995	5564521	10/15/1996	1/23/2015

Pullman	1316C-000002/US	Seat Post Assembly	United States of America	Granted	Patent	08/395664	2/28/1995	5657958	8/19/1997	2/28/2015

Pullman	1316C-000004/US	Torsional Bushing System	United States of America	Granted	Patent	08/706603	9/5/1996	5788265	8/4/1998	9/5/2016

Pullman	1316C-000006/US	Internally Sealed Pivotal Joint Assembly	United States of America	Granted	Patent	08/761540	12/6/1996	5795092	8/18/1998	12/6/2016

Pullman	1316C-000007/US/DVA	Steel Reinforced Filled Polymer Torque Rod	United States of America	Granted	Patent Division	09/186521	11/5/1998	6030570	2/29/2000	12/26/2016

Pullman	1316C-000058/US	HYDRAULIC DAMPING BUSHING	United States of America	Granted	Patent	506209	8/20/1991	5040774	8/20/1991	8/20/2011

Pullman	1316C-000061/US/COA	RUBBER-METAL BUSHING	United States of America	Granted	Patent Continuation	11113	1/29/1993	5328160	7/12/1994	1/29/2013

Pullman	1316C-000063/US	FLUID-FILLED ELASTOMERIC SUSPENSION BUSHING	United States of America	Granted	Patent	08/238718	5/5/1994	5397112	3/14/1995	5/5/2014

Pullman	1316C-000064/US	METHOD OF MAKING A BEARING STRUCTURE AND BEARING SO MADE	United States of America	Granted	Patent	254984	6/7/1994	5540420	7/30/1996	6/7/2014

[1]	Grantors are: The Pullman Company (“Pullman”) and Tenneco Automotive Operating Company Inc. (“TAOC”)

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
Pullman	1316C-000066/US	TORQUE ROD BEARING ASSEMBLY	United States of America	Granted	Patent	09/190477	11/12/1998	6231264	5/15/2001	11/12/2018

Pullman	1316C-000069/US	HEADED SOLID ROD FOR TORQUE ROD SPACER	United States of America	Granted	Patent	09/340370	6/28/1999	6267526	7/31/2001	6/28/2019

Pullman	316C-000073/US	NON-SLIP STA-BAR BUSHING	United States of America	Pending	Patent	09/408406	9/29/1999			9/29/2019

Pullman	1316C-000073/US/CPA	NON-SLIP STA-BAR BUSHING	United States of America	Granted	Patent	10/075062	2/13/2002	6755403	6/29/2004	2/13/2022

Pullman	1316C-000073/US/CPB	NON-SLIP STA-BAR BUSHING	United States of America	Granted	Patent Continuation -in-part	10/878622	6/28/2004	7114712	10/3/2006	6/28/2024

Pullman	1316C-000074/US	ONE PIECE TRAILING ARM FOR TORSIONAL SPRINGS	United States of America	Granted	Patent	09/549796	4/14/2000	6588778	7/8/2003	4/14/2020

Pullman	1316C-000075/US	UPPER SHOCK MOUNT ISOLATOR WITH INTEGRAL AIR SPRING HOUSING PIVOT BEARING	United States of America	Granted	Patent	10/348125	1/21/2003	6843472	1/18/2005	1/21/2023

Pullman	1316C-000077/US	LOW TORQUE PIVOT BUSHING	United States of America	Granted	Patent	10/074944	2/12/2002	6854917	2/15/2005	2/12/2022

Pullman	1316C-000078/US	HIGH COMPLIANCE MULTIPLE CHAMBER PISTON FOR FLUID DAMPED ELASTOMER DEVICES	United States of America	Granted	Patent	10/128902	4/24/2002	6698731	3/2/2004	4/24/2022

2

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
Pullman	1316C-000080/US	EXHAUST ISOLATOR SYSTEM	United States of America	Granted	Patent	10/079037	2/20/2002	6758300	7/6/2004	2/20/2022

Pullman	1316C-000081/US	HINGED/SPLIT REINFORCED CLAM SHELL BUSHING	United States of America	Granted	Patent	10/202287	7/24/2002	6513801	2/4/2003	7/24/2022

Pullman	1316C-000084/US	ONE END ADJUSTABLE TORQUE ROD	United States of America	Granted	Patent	10/435155	5/9/2003	6966567	11/22/2005	5/9/2023

Pullman	1316C-000084/US/CPA	ONE END ADJUSTABLE TORQUE ROD	United States of America	Granted	Patent Continuation-in-part	10/938364	9/10/2004	7163216	1/16/2007	5/9/2023

Pullman	1316C-000088/US	HYDRAULICALLY DAMPED BODY MOUNT WITH BOLT-THROUGH CONSTRUCTION	United States of America	Granted	Patent Non-provisional application	11/340208	1/26/2006	7584944	9/8/2009	1/26/2026

Pullman	1316C-000088/US/DVA	HYDRAULICALLY DAMPED BODY MOUNT WITH BOLT-THROUGH CONSTRUCTION	United States of America	Granted	Patent	12/501618	7/13/2009	7922156	4/12/2011	7/13/2029

Pullman	1316C-000092/US/RCE	Two Ring Intermediate Tube With Interlock	United States of America	Granted	Patent	11/507313	8/21/2006	8038132	10/18/2011	8/21/2026

Pullman	1316C-000093/US	ISOLATOR	United States of America	Granted	Patent	11/233283	9/22/2005	7644911	1/12/2010	9/22/2025

Pullman	1316C-000094/US	Exhaust Isolator With Improved Method Of Mounting	United States of America	Granted	Patent	11/511664	8/29/2006	7510043	3/31/2009	8/29/2026

3

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
Pullman	1316C-000094/WO/POA	Exhaust Isolator With Improved Method Of Mounting	PCT	Pending	Patent	PCT/US2007/015121	6/28/2007			6/28/2011

Pullman	1316C-000095/US/01	Very High Damping Body Mount	United States of America	Granted	Patent Non-provisional application	11/827075	7/10/2007	7637486	12/29/2009	7/10/2027

Pullman	1316C-000095/US/CPC	Very High Damping Body Mount	United States of America	Pending Published	Patent Continuation-in-part	12/380793	3/4/2009			3/4/2029

Pullman	1316C-000098/US/RCE	Natural Rubber / Self Lubricating Elastomer Overmold	United States of America	Pending Published	Patent Non-provisional application	12/117109	5/8/2008			5/8/2028

Pullman	1316C-000105/US	Vehicle Stabilizer Assembly with Elastomer Articulation (Heavy Truck Sway-bar)	United States of America	Granted	Patent	12/619792	11/17/2009	7883097	2/8/2011	11/17/2029

Pullman		VERY HIGH DAMPING MOUNT WITH BOLT-THROUGH CONSTRUCTION	United States of America	Pending	Patent	12/393052	2/26/2009

Pullman		EXTERNAL SHEAR-HUB ISOLATOR	United States of America	Pending	Patent	12/369024	2/11/2009

Pullman		TORQUE ROD APEX MOUNT	United States of America	Granted	Patent	09/348152	7/06/1999	6270282	8/07/2001

Pullman		TORQUE ROD CONFIGURATION	United States of America	Granted	Patent	08/689923	8/16/1996	5791679	8/11/1998

4

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
Pullman	1316C-100004/BR	Torsional Bushing System	Brazil	Pending	Patent	P19710928-2	9/5/1997			9/5/2017

Pullman	1316C-100006/DE	Internally Sealed Pivotal Joint Assembly	Germany	Granted	Patent	973085509	10/27/1997	697115585	4/3/2002	10/27/2017

Pullman	1316C-100056/DE	ELASTOMERIC BUSHING AND METHOD OF MANUFACTURING THE SAME	Germany	Pending	Patent	P4012306.5	4/17/1990			4/17/2010

Pullman	1316C-100061/MX	RUBBER-METAL BUSHING	Mexico	Granted	Patent	9200921	3/3/1992	180073	11/13/1995	3/3/2012

Pullman	1316C-100062/JP/02	Improved Rubber-Metal Bushing and Method of Producing Same	Japan	Granted	Patent	4124999	5/18/1992	3318346	6/14/2002	5/18/2012

Pullman	1316C-100063/DE	FLUID-FILLED ELASTOMERIC SUSPENSION BUSHING	Germany	Granted	Patent	19502732-9	1/28/1995	19502732-9	7/12/2001	1/28/2015

Pullman	1316C-100063/GB	FLUID-FILLED ELASTOMERIC SUSPENSION BUSHING	United Kingdom	Granted	Patent	95049169	3/10/1995	2289110	2/18/1998	3/10/2015

Pullman	1316C-100066/DE	TORQUE ROD BEARING ASSEMBLY	Germany	Granted	Patent	199326789	7/13/1999	19932678	4/17/2008	7/13/2019

Pullman	1316C-100069/DE	HEADED SOLID ROD FOR TORQUE ROD SPACER	Germany	Pending	Patent	10031454.6	6/28/2000			6/28/2020

Pullman	1316C-100069/GB	HEADED SOLID ROD FOR TORQUE ROD SPACER	United Kingdom	Granted	Patent	00157297	6/27/2000	2351479	6/18/2003	6/27/2020

5

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
Pullman	1316C-100070/GB	CRIMPED BUSHING	United Kingdom	Granted	Patent	00161760	6/30/2000	2351790	2/19/2003	6/30/2020

Pullman	1316C-100071/DE	Torque Rod Apex Mount	Germany	Granted	Patent	10032961.6	7/6/2000	10032961	11/20/2008	7/6/2020

Pullman	1316C-100073/BR/01	NON-SLIP STA-BAR BUSHING	Brazil	Pending Published	Patent	P10300369-8	2/11/2003			2/11/2023

Pullman	1316C-100073/MX/01	NON-SLIP STA-BAR BUSHING	Mexico	Granted	Patent	PA/a/2003/001214	2/10/2003	236778	5/11/2006	2/10/2023

Pullman	1316C-100074/MX	ONE PIECE TRAILING ARM FOR TORSIONAL SPRINGS	Mexico	Pending	Patent	PAa2001002761	3/16/2001			3/16/2021

Pullman	1316C-100075/BR	UPPER SHOCK MOUNT ISOLATOR WITH INTEGRAL AIR SPRING HOUSING PIVOT BEARING	Brazil	Pending	Patent	PI0400006-4	1/15/2004			1/15/2024

Pullman	1316C-100075/DE	UPPER SHOCK MOUNT ISOLATOR WITH INTEGRAL AIR SPRING HOUSING PIVOT BEARING	Germany	Granted	Patent	10 2004 002432.4	1/9/2004	102004002432	11/6/2008	1/9/2024

Pullman	1316C-100075/MX	UPPER SHOCK MOUNT ISOLATOR WITH INTEGRAL AIR SPRING HOUSING PIVOT BEARING	Mexico	Granted	Patent	PA/a/2003/011730	12/17/2003	243874	2/28/2007	12/17/2023

Pullman	1316C-100080/BR	EXHAUST ISOLATOR SYSTEM	Brazil	Pending Published	Patent	P10300383-3	2/18/2003			2/18/2023

Pullman	1316C-100080/DE	EXHAUST ISOLATOR SYSTEM	Germany	Pending	Patent	10307506-2	2/21/2003			2/21/2023

6

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
Pullman	1316C-100080/MX	EXHAUST ISOLATOR SYSTEM	Mexico	Granted	Patent	PAa2003001369	2/14/2003	237812	6/15/2006	2/14/2023

Pullman	1316C-100084/BR	ONE END ADJUSTABLE TORQUE ROD	Brazil	Pending	Patent	PI 04017110	5/7/2004			5/7/2024

Pullman	1316C-100084/BR/02	ONE END ADJUSTABLE TORQUE ROD	Brazil	Pending	Patent	PI 0515155.4	5/7/2004			5/7/2024

Pullman	1316C-100084/DE	ONE END ADJUSTABLE TORQUE ROD	Germany	Pending	Patent	10 2004 020976.6	4/22/2004			4/22/2024

Pullman	1316C-100084/WO/POB	ONE END ADJUSTABLE TORQUE ROD	PCT	Pending Published	Patent	PCT/US2005/032364	9/12/2005			9/12/2009

Pullman	1316C-100088/BR	HYDRAULICALLY DAMPED BODY MOUNT WITH BOLT-THROUGH CONSTRUCTION	Brazil	Pending	Patent	PI 0600179-3	1/26/2006			1/26/2026

Pullman	1316C-100088/CA	HYDRAULICALLY DAMPED BODY MOUNT WITH BOLT-THROUGH CONSTRUCTION	Canada	Pending	Patent	2533817	1/23/2006			1/23/2026

Pullman	1316C-100088/DE	HYDRAULICALLY DAMPED BODY MOUNT WITH BOLT-THROUGH CONSTRUCTION	Germany	Pending	Patent	102006 003938.6	1/26/2006			1/26/2026

Pullman	1316C-100088/MX	HYDRAULICALLY DAMPED BODY MOUNT WITH BOLT-THROUGH CONSTRUCTION	Mexico	Granted	Patent	PA/a/2006/001001	1/26/2006	266928	5/22/2009	1/26/2026

7

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
Pullman	1316C-100092/BR/01	Two Ring Intermediate Tube With Interlock	Brazil	Pending Nat. Phase	Patent	PI0616117.0	8/29/2006			8/29/2026

Pullman	1316C-100092/CN/01	Two Ring Intermediate Tube With Interlock	China	Granted	Patent	2006 80031680.7	8/29/2006	ZL2006800316807	12/15/2010	8/29/2026

Pullman	1316C-100092/DE/01	Two Ring Intermediate Tube With Interlock	Germany	Pending Published	Patent	DE200611002321	8/29/2006			8/29/2026

Pullman	1316C-100092/JP/01	Two Ring Intermediate Tube With Interlock	Japan	Pending Nat. Phase	Patent	2008 529197	8/29/2006			8/29/2026

Pullman	1316C-100092/KR/01	Two Ring Intermediate Tube With Interlock	Korea (South)	Pending Published	Patent	10-2008-7004948	8/29/2006			8/29/2026

Pullman	1316C-100092/WO/POA	Two Ring Intermediate Tube With Interlock	PCT	Pending Published	Patent	PCT/US2006/033728	8/29/2006			8/29/2010

Pullman	1316C-100093/BR/01	Shear Hub Void Design	Brazil	Pending Nat. Phase	Patent	PI 0616334.3	9/6/2006			9/6/2026

Pullman	1316C-100093/CN/01	Shear Hub Void Design	China	Pending Nat. Phase	Patent	2006 80033454.2	9/6/2006			9/6/2026

Pullman	1316C-100093/DE/01	Shear Hub Void Design	Germany	Pending Nat. Phase	Patent	11 2006 002536.8	9/6/2006			9/6/2026

Pullman	1316C-100093/GB/01	Shear Hub Void Design	United Kingdom	Granted	Patent	0802561.1	9/6/2006	2442427	5/19/2010	9/6/2026

Pullman	1316C-100093/JP/01	Shear Hub Void Design	Japan	Granted	Patent	2008-532250	9/6/2006	4874338	12/2/2011	9/6/2026

8

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
Pullman	1316C-100093/KR/01	Shear Hub Void Design	Korea (South)	Pending Nat. Phase	Patent	PCT/US2006/034567	9/6/2006			9/6/2026

Pullman	1316C-100093/WO/POA	Shear Hub Void Design	PCT	Pending Published	Patent	PCT/US2006/034567	9/6/2006			9/6/2010

Pullman	1316C-100094/BR/01	Exhaust Isolator With Improved Method Of Mounting	Brazil	Pending Nat. Phase	Patent	PI 0716217-0	6/28/2007			6/28/2027

Pullman	1316C-100094/CN/01	Exhaust Isolator With Improved Method Of Mounting	China	Pending Nat. Phase	Patent	2007 80032240.8	6/28/2007			6/28/2027

Pullman	1316C-100094/DE/01	Exhaust Isolator With Improved Method Of Mounting	Germany	Pending Nat. Phase	Patent	11 2007 002068.7	6/28/2007			6/28/2027

Pullman	1316C-100094/JP/01	Exhaust Isolator With Improved Method Of Mounting	Japan	Granted	Patent	2009-526599	6/28/2007	4872000	11/25/2011	6/28/2027

Pullman	1316C-100094/KR/01	Exhaust Isolator With Improved Method Of Mounting	Korea (South)	Pending Nat. Phase	Patent	10 2009 7002865	6/28/2007			6/28/2027

Pullman	1316C-100095/TH	Very High Damping Body Mount	Thailand	Pending	Patent	0701003546	7/16/2007			7/16/2027

Pullman		TORQUE ROD CONFIGURATION	United States of America	Granted	Patent	08/689923	8/16/1996	5791679	8/11/1998

Pullman		IMPROVED CRIMPED BUSHING	United States of America	Granted	Patent	09/346836	7/02/1999	6430774	8/13/2002

9

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
Pullman		TORQUE ROD APEX MOUNT	United States of America	Granted	Patent	09/348152	7/06/1999	6270282	8/07/2001

TAOC	1316E-000002/US	SYSTEM & METHOD FOR REDUCING NOx IN COMBUSTION EXHAUST STREAMS	United States of America	Granted	Patent	10/298981	11/18/2002	6865881	3/15/2005	11/18/2022

TAOC	1316E-000003/US	METHODS & APPARATUS FOR INJECTING ATOMIZED FLUID	United States of America	Granted	Patent Non-provisional application	11/112039	4/22/2005	7467749	12/23/2008	4/22/2025

TAOC	1316E-000004/US/01	Methods And Apparatus For Injecting Atomized Fluid at a Low Flow Rate	United States of America	Granted	Patent Non-provisional application	11/754872	5/29/2007	7861520	1/4/2011	5/29/2027

TAOC	1316I-001683/IN/02	Shock Absorber Staged Valving System	India	Pending Nat. Phase	Patent Division	620/KOLNP/2011	8/12/2004			8/12/2024

TAOC	1316I-101398/DE	Vehicle Leveling Shock Absorber Assembly	Germany	Granted	Patent	P37207296	6/23/1987	P37207296	9/17/1998	6/23/2007

TAOC	1316I-101453/DE	Method and Apparatus for Controlling Displacement of a Piston in a Shock Absorber	Germany	Granted	Patent	P3907531-1	3/8/1989	P39075311	9/9/1999	3/8/2009

TAOC	1316I-101453/JP	Method and Apparatus for Controlling Displacement of a Piston in a Shock Absorber	Japan	Granted	Patent	6342989	3/15/1989	2790307	6/12/1998	3/15/2009

TAOC	1316I-101457/JP	Method and Apparatus for Sealing	Japan	Granted	Patent	29800288	11/25/1988	1900390	1/27/1995	11/25/2008

10

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101463/DE	Method and Apparatus for Producing Bypass Grooves	Germany	Granted	Patent	P39256189	8/2/1989	3925618-9	4/10/2003	8/2/2009

TAOC	1316I-101463/JP	Method and Apparatus for Producing Bypass Grooves	Japan	Granted	Patent	17540589	7/6/1989	1780843	8/13/1993	7/6/2009

TAOC	1316I-101494/DE	SIGNAL CONDITIONING CIRCUIT ASSEMBLY	Germany	Granted	Patent	4005513-2	2/22/1990	4005513	3/5/1992	2/22/2010

TAOC	1316I-101494/JP	SIGNAL CONDITIONING CIRCUIT ASSEMBLY	Japan	Granted	Patent	33988689	12/27/1989	252828	6/14/1996	12/27/2009

TAOC	1316I-101495/JP	Method and Apparatus for Controlling Shock Absorbers	Japan	Granted	Patent	1768090	1/26/1990	2522573	5/31/1996	1/26/2010

TAOC	1316I-101506/DE	Shock Absorber with Doppler Fluid Velocity Sensor	Germany	Granted	Patent	91906875.9	3/13/1991	P69102513.4	6/15/1994	3/13/2011

TAOC	1316I-101571/DE	Active Suspension System	Germany	Pending	Patent	19703872-7	1/31/1997			1/31/2017

TAOC	1316I-101571/JP	Active Suspension System	Japan	Granted	Patent	1997-022545	2/5/1997	3009367	12/3/1999	2/5/2017

TAOC	1316I-101603/AU	Method and Apparatus for Charging Dampers with Pressurized Gas	Australia	Granted	Patent	14908/95	3/17/1995	677754	8/21/1997	3/17/2015

TAOC	1316I-101603/GB	Method and Apparatus for Charging Dampers with Pressurized Gas	United Kingdom	Granted	Patent	95301762-1	3/16/1995	0674120	1/21/1998	3/16/2015

TAOC	1316I-101603/JP	Method and Apparatus for Charging Dampers with Pressurized Gas	Japan	Granted	Patent	5906495	3/17/1995	2818738	8/21/1998	3/17/2015

11

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101603/JP/01	Method and Apparatus for Charging Dampers with Pressurized Gas	Japan	Pending	Patent	198960/96	7/29/1996			7/29/2016

TAOC	1316I-101606/DE	DAMPER WITH EXTERNALLY MOUNTED SEMI-ACTIVE SYSTEM	Germany	Granted	Patent	100253997	5/23/2000	10025399	11/13/2003	5/23/2020

TAOC	1316I-101606/JP	DAMPER WITH EXTERNALLY MOUNTED SEMI-ACTIVE SYSTEM	Japan	Granted	Patent	2000-147353	5/19/2000	3660208	3/25/2005	5/19/2020

TAOC	1316I-101608/DE	Load Depending Damping Assembly	Germany	Granted	Patent	19807211-2	2/20/1998	19807211	2/5/2004	2/20/2018

TAOC	1316I-101610/JP	Flexing Disc-Blow Off Assembly for Use in a Shock Absorber	Japan	Granted	Patent	37493/97	2/21/1997	2972625	8/27/1999	2/21/2017

TAOC	1316I-101612/JP/01	Anti-Swish Mechanism for a Damper	Japan	Pending	Patent	2000239719	3/25/1997			3/25/2017

TAOC	1316I-101615/DE	One Piece Aluminum Pressure Tube with Rod Guide for Shock Absorbers	Germany	Granted	Patent	19701331-7	1/16/1997	19701331-7	3/18/2004	1/16/2017

TAOC	1316I-101617/JP	Active Roll Control	Japan	Granted	Patent	9228/97	1/22/1997	3103514	8/25/2000	1/22/2017

TAOC	1316I-101621/DE	STROKE DEPENDENT DAMPING	Germany	Granted	Patent	197493564	11/7/1997	19749356-4	8/26/2004	11/7/2017

TAOC	1316I-101631/DE	STROKE DEPENDENT DAMPING	Germany	Pending	Patent	199483280	10/7/1999			10/7/2019

12

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101631/JP	STROKE DEPENDENT DAMPING	Japan	Granted	Patent	27548999	9/29/1999	3516889	1/30/2004	9/29/2019

TAOC	1316I-101632/DE	ACCELERATION SENSITIVE DAMPING FOR AUTOMOTIVE DAMPERS	Germany	Granted	Patent	199122121	3/18/1999	19912212.1	6/8/2006	3/18/2019

TAOC	1316I-101632/JP	ACCELERATION SENSITIVE DAMPING FOR AUTOMOTIVE DAMPERS	Japan	Pending	Patent	7554899	3/19/1999			3/19/2019

TAOC	1316I-101632/JP/01	ACCELERATION SENSITIVE DAMPING FOR AUTOMDAMPers DAMPERS	Japan	Granted	Patent Division	2004-309110	10/25/2004	4455270	4/21/2010	3/19/2019

TAOC	1316I-101633/BR/01	SOLENOID ACTUATED CONTINUOUSLY VARIABLE SERVO VALVE FOR ADJUSTING DAMPING IN SHOCK ABSORBERS AND STRUTS	Brazil	Pending Nat. Phase	Patent	PI 0417400.3	10/7/2004			10/7/2024

TAOC	1316I-101633/CN/01	SOLENOID ACTUATED CONTINUOUSLY VARIABLE SERVO VALVE FOR ADJUSTING DAMPING IN SHOCK ABSORBERS AND STRUTS	China	Granted	Patent	2004-80036379.6	10/7/2004	ZL200480036379.6	4/8/2009	10/7/2024

TAOC	1316I-101633/DE/01	SOLENOID ACTUATED CONTINUOUSLY VARIABLE SERVO VALVE FOR ADJUSTING DAMPING IN SHOCK ABSORBERS AND STRUTS	Germany	Pending Nat. Phase	Patent	11 2004 002411.0	10/7/2004			10/7/2024

13

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101633/IN/01	SOLENOID ACTUATED CONTINUOUSLY VARIABLE SERVO VALVE FOR ADJUSTING DAMPING IN SHOCK ABSORBERS AND STRUTS	India	Pending	Patent	3189/DELNP/2006	10/7/2004			10/7/2024

TAOC	1316I-101633/JP/01	SOLENOID ACTUATED CONTINUOUSLY VARIABLE SERVO VALVE FOR ADJUSTING DAMPING IN SHOCK ABSORBERS AND STRUTS	Japan	Pending Nat. Phase	Patent	2006-543803	10/7/2004			10/7/2024

TAOC	1316I-101634/DE	Single Piece Piston	Germany	Granted	Patent	10035640.0	7/21/2000	10035640	11/16/2006	7/21/2020

TAOC	1316I-101634/JP	Single Piece Piston	Japan	Pending	Patent	2000-224707	7/26/2000			7/26/2020

TAOC	1316I-101636/DE	Stroke Dependent Bypass	Germany	Granted	Patent	100220290	5/5/2000	100 22 029	3/9/2006	5/5/2020

TAOC	1316I-101636/JP	Stroke Dependent Bypass	Japan	Granted	Patent	2000-134645	5/8/2000	3538364	3/26/2004	5/8/2020

TAOC	1316I-101637/JP	FULCRUM BLOW OFF VALVE FOR USE IN A SHOCK ABSORBER	Japan	Granted	Patent	2000163954	6/1/2000	3660857	3/25/2005	6/1/2020

TAOC	1316I-101639/BR/02	FREQUENCY DEPENDANT DAMPER	Brazil	Granted	Patent	PI 0104902.0	10/31/2001	PI 0104902-0	9/21/2010	10/31/2021

TAOC	1316I-101639/DE	FREQUENCY DEPENDANT DAMPER	Germany	Granted	Patent	19944056-5	9/14/1999	19944056	4/17/2008	9/14/2019

TAOC	1316I-101639/JP	FREQUENCY DEPENDANT DAMPER	Japan	Granted	Patent	26199499	9/16/1999	3609964	10/22/2004	9/16/2019

14

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101640/DE	LINK ASSEMBLY FOR MOTOR VEHICLE SUSPENSION	Germany	Granted	Patent	199523258	10/29/1999	DE19952325.8	1/28/2010	10/29/2019

TAOC	1316I-101640/JP	LINK ASSEMBLY FOR MOTOR VEHICLE SUSPENSION	Japan	Granted	Patent	1999-306560	10/28/1999	3466974	8/29/2003	10/28/2019

TAOC	1316I-101641/DE	AXLE SHAFT SPACER MEMBER	Germany	Pending	Patent	199523134	10/29/1999			10/29/2019

TAOC	1316I-101643/BR/02	Air Pressure Proportional Damper	Brazil	Pending Nat. Phase	Patent	PI 0417839.4	9/27/2004			9/27/2024

TAOC	1316I-101643/CN/02	Air Pressure Proportional Damper	China	Granted	Patent	2004-80037091.0	9/27/2004	ZL2004800370910	3/4/2009	9/27/2024

TAOC	1316I-101643/DE/02	Air Pressure Proportional Damper	Germany	Pending	Patent	11 2004 002412.9	9/27/2004			9/27/2024

TAOC	1316I-101643/WO/POB	Air Pressure Proportional Damper	PCT	Pending Published	Patent Continuation-in-part	PCT/US2004/031698	9/27/2004			9/27/2008

TAOC	1316I-101644/JP	DIRT WIPER SYSTEM FOR SUSPENSION DAMPER	Japan	Granted	Patent	2000139788	5/12/2000	4723524	4/15/2011	5/12/2020

TAOC	1316I-101647/BR	VARIABLE BLEED ORIFICE VALVING	Brazil	Granted	Patent	PI 0101510.9	4/18/2001	PI0101510-9	4/7/2009	4/18/2021

TAOC	1316I-101648/BR	INDEPENDENTLY TUNABLE VARIABLE BLEED ORIFICE	Brazil	Granted	Patent	PI 0102063.3	5/22/2001	PI 0102063-3	4/7/2009	5/22/2021

15

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101651/EP	FLOATING PORT BLOCKER	EPO	Granted	Patent	02025877-8	11/19/2002	1312827	6/21/2006	11/19/2022

TAOC	1316I-101653/CN/01	Thermal Expansion Compensation Shock Absorber	China	Granted	Patent	2004/80028025.7	9/21/2004	ZL2004 80028025.7	4/8/2009	9/21/2024

TAOC	1316I-101653/EP/01	Thermal Expansion Compensation Shock Absorber	EPO	Pending	Patent	04784599.5	9/21/2004			9/21/2024

TAOC	1316I-101653/IN/01	Thermal Expansion Compensation Shock Absorber	India	Pending Nat. Phase	Patent	1591/DEPNP/2006	9/21/2004			9/21/2024

TAOC	1316I-101653/WO/POA	Thermal Expansion Compensation Shock Absorber	PCT	Pending Published	Patent	PCT/US2004/030783	6/4/2004			6/4/2008

TAOC	1316I-101654/BR	Frequency Dependent Damper	Brazil	Granted	Patent	PI 0200342-2	2/6/2002	PI 0200342-2	12/14/2010	2/6/2022

TAOC	1316I-101654/EP	Frequency Dependent Damper	EPO	Granted	Patent	02002240.6	1/30/2002	1231403	4/2/2008	1/30/2022

TAOC	1316I-101655/BR	Air Spring Assembly On Shock Absorber with Combined Seal	Brazil	Pending	Patent	PI 0201972.8	5/28/2002			5/28/2022

TAOC	1316I-101655/EP	Air Spring Assembly On Shock Absorber with Combined Seal	EPO	Granted	Patent	02011389-0-2421	5/24/2002	1261341	11/2/2011	5/24/2022

16

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101655/EP/01	Air Spring Assembly On Shock Absorber with Combined Seal	EPO	Pending	Patent	101776482	5/24/2002			5/24/2022

TAOC	1316I-101656/IN/01	Electronically Controlled Frequency Dependent Damping	India	Pending Nat. Phase	Patent	4622/DELNP/2006	1/18/2005			1/18/2025

TAOC	1316I-101656/WO/POA	Electronically Controlled Frequency Dependent Damping	PCT	Pending Published	Patent	PCT/US2005/003161	1/18/2005			1/18/2009

TAOC	1316I-101659/BR	ACCELERATION SENSITIVE DAMPING FOR AUTOMOTIVE DAMPERS	Brazil	Pending Published	Patent	PI 0206325.5	11/19/2002			11/19/2022

TAOC	1316I-101659/EP	ACCELERATION SENSITIVE DAMPING FOR AUTOMOTIVE DAMPERS	EPO	Granted	Patent	02025876-0	11/19/2002	1312828	1/11/2006	11/19/2022

TAOC	1316I-101662/DE/01	Adjustable Damper with Valve Mounted In-Line	Germany	Pending	Patent	11 2004 001785.8	9/10/2004			9/10/2024

TAOC	1316I-101662/IN/01	Adjustable Damper with Valve Mounted In-Line	India	Pending Nat. Phase	Patent	PCT/US2004/0296221478/DELNP/2006	9/10/2004			9/10/2024

TAOC	1316I-101662/JP/01	Adjustable Damper with Valve Mounted In-Linev	Japan	Pending Nat. Phase	Patent	2006-528042	9/10/2004			9/10/2024

TAOC	1316I-101662/WO/POA	Adjustable Damper with Valve Mounted In-Line	PCT	Pending Published	Patent	PCT/US2004/029622	9/10/2004			9/10/2008

17

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101663/BR/01	AIR PRESSURE PORPORTIONAL DAMPER FOR SHOCK ABSORBER	Brazil	Pending Nat. Phase	Patent	PI 0507546.7	1/18/2005			1/18/2025

TAOC	1316I-101663/CN/01	AIR PRESSURE PORPORTIONAL DAMPER FOR SHOCK ABSORBER	China	Granted	Patent	2005 8000 4600.4	1/18/2005	ZL200580004600. 4	12/10/2008	1/18/2025

TAOC	1316I-101663/DE/01	AIR PRESSURE PORPORTIONAL DAMPER FOR SHOCK ABSORBER	Germany	Pending Nat. Phase	Patent	11 2005 000343.4	1/18/2005			1/18/2025

TAOC	1316I-101663/IN/01	AIR PRESSURE PORPORTIONAL DAMPER FOR SHOCK ABSORBER	India	Pending Nat. Phase	Patent	4432/DELNP/2006	1/18/2005			1/18/2025

TAOC	1316I-101663/JP/01	AIR PRESSURE PORPORTIONAL DAMPER FOR SHOCK ABSORBER	Japan	Granted	Patent	2006-553128	1/18/2005	4838150	10/7/2011	1/18/2025

TAOC	1316I-101663/WO/POA	AIR PRESSURE PORPORTIONAL DAMPER FOR SHOCK ABSORBER	PCT	Pending Published	Patent	PCT/US/2005/001346	1/18/2005			1/18/2009

TAOC	1316I-101664/BR/01	Heavy Duty Base Valve	Brazil	Pending	Patent	PI 0414629-8	9/10/2024			9/10/2024

TAOC	1316I-101664/CN/01	Heavy Duty Base Valve	China	Granted	Patent	2004/80030976.88	9/10/2004	ZL200480030976.	6/3/2009	9/10/2024

TAOC	1316I-101664/EP/01	Heavy Duty Base Valve	EPO	Granted	Patent	04783732-3	9/10/2004	1664581	8/5/2009	9/10/2024

18

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101664/EP/01/DE	Heavy Duty Base Valve	Germany	Granted	Patent	04783732-3	9/10/2004	602004022430.8	8/5/2009	9/10/2024

TAOC	1316I-101664/IN/01	Heavy Duty Base Valve	India	Pending Nat. Phase	Patent	1479/DELNP/2006	9/10/2004			9/10/2024

TAOC	1316I-101664/WO/POA	Heavy Duty Base Valve	PCT	Pending Published	Patent	PCT/US2004/029623	9/10/2004			9/10/2024

TAOC	1316I-101669/BR/01	Stroke Dependent Bypass	Brazil	Pending Nat. Phase	Patent	PI 0414445.7	8/25/2024			8/25/2024

TAOC	1316I-101669/CN/01	Stroke Dependent Bypass	China	Granted	Patent	2004/80030694.8	8/25/2004	ZL2004800306948	10/1/2008	8/25/2024

TAOC	1316I-101669/EP/01	Stroke Dependent Bypass	EPO	Pending	Patent	04782103.8	8/25/2024			8/25/2024

TAOC	1316I-101669/IN/01	Stroke Dependent Bypass	India	Pending Nat. Phase	Patent	1444/DELNP/2006	8/25/2004			8/25/2024

TAOC	1316I-101669/WO/POA	Stroke Dependent Bypass	PCT	Pending Published	Patent	PCT/US2004/027541	8/25/2004			8/25/2008

TAOC	1316I-101670/BR/01	Stroke Dependent Damping	Brazil	Pending Nat. Phase	Patent	PI 0414375.2	8/5/2004			8/5/2024

TAOC	1316I-101670/EP/01/DE	Stroke Dependent Damping	Germany	Granted	Patent	04780221.0	8/5/2004	602004023403.6	9/30/2009	8/5/2024

TAOC	1316I-101670/IN/01	Stroke Dependent Damping	India	Granted	Patent	643/KOLNP/2006	8/5/2004	244769	12/20/2010	8/5/2024

19

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101670/WO/POA	Stroke Dependent Damping	PCT	Pending Published	Patent	PCT/US2004/025351	8/5/2004			8/5/2008

TAOC	1316I-101672/BR/01	Electro-Rheological or Magneto-Rheological Controlled Hydraulic Restriction	Brazil	Pending Nat. Phase	Patent	PI 0414726.0	8/23/2004			8/23/2024

TAOC	1316I-101672/CN/01	Electro-Rheological or Magneto-Rheological Controlled Hydraulic Restriction	China	Granted	Patent	200480028027.66	8/23/2004	ZL200480028027.	8/12/2009	8/23/2024

TAOC	1316I-101672/EP/01	Electro-Rheological or Magneto-Rheological Controlled Hydraulic Restriction	EPO	Granted	Patent	04781856-2	8/23/2004	1664585	10/13/2010	8/23/2024

TAOC	1316I-101672/EP/01/DE	Electro-Rheological or Magneto-Rheological Controlled Hydraulic Restriction	Germany	Granted	Patent	04781856-2	8/23/2004	DE602004029588.4	10/13/2010	8/23/2024

TAOC	1316I-101672/IN/01	Electro-Rheological or Magneto-Rheological Controlled Hydraulic Restriction	India	Pending Nat. Phase	Patent	1594/DELNP/2006	8/23/2004			8/23/2008

TAOC	1316I-101672/WO/POA	Electro-Rheological or Magneto- Rheological Controlled Hydraulic Restriction	PCT	Pending Published	Patent	PCT/US2004/027251	8/23/2004			8/23/2008

TAOC	1316I-101675/BR	TWIN PISTON SHOCK ABSORBER	Brazil	Pending	Patent	PI 0401093.0	3/31/2004			3/31/2024

20

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101675/DE	TWIN PISTON SHOCK ABSORBER	Germany	Granted	Patent	102004013881.8	3/20/2004	102004013881.8	8/26/2010	3/20/2024

TAOC	1316I-101677/CN/01	Integrated Tagging System for an Electronic Shock Absorber	China	Granted	Patent	2004/80030073.X	7/20/2004	ZL200480030073.X	10/22/2008	7/20/2024

TAOC	1316I-101677/EP/01	Integrated Tagging System for an Electronic Shock Absorber	EPO	Granted	Patent	04778756.9	7/20/2004	EP1664583 B1	2/16/2011	7/20/2024

TAOC	1316I-101677/EP/01/DE	Integrated Tagging System for an Electronic Shock Absorber	Germany	Granted	Patent	04778756.9	7/20/2004	6020040314347	2/16/2011	7/20/2024

TAOC	1316I-101677/IN/01	Integrated Tagging System for an Electronic Shock Absorber	India	Pending	Patent	876/KOLNP/06	7/20/2004			7/20/2024

TAOC	1316I-101677/WO/POA	Integrated Tagging System for an Electronic Shock Absorber	PCT	Granted	Patent	PCT/US2004/023403	7/20/2004		4/21/2005	7/20/2008

TAOC	1316I-101678/BR/01	Adjacent Baffle Design for Shock Absorber	Brazil	Pending Nat. Phase	Patent	PI 0414833.9	9/15/2004			9/15/2024

TAOC	1316I-101678/DE/01	Adjacent Baffle Design for Shock Absorber	Germany	Pending	Patent	11 2004 001835.8	9/15/2004			9/15/2024

TAOC	1316I-101678/IN/01	Adjacent Baffle Design for Shock Absorber	India	Pending Nat. Phase	Patent	1641/DELNP/2006	9/15/2004			9/15/2024

TAOC	1316I-101678/WO/POA	Adjacent Baffle Design for Shock Absorber	PCT	Pending Published	Patent	PCT/US2004/030169	9/15/2004			9/15/2008

21

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101679/BR/01	Extra Support Land for Valve Disc	Brazil	Pending Nat. Phase	Patent	PI 0414827.4	7/19/2004			7/19/2024

TAOC	1316I-101679/CN/01	Extra Support Land for Valve Disc	China	Granted	Patent	2004 80031497.8	7/19/2004	ZL200480031497.8	10/1/2008	7/19/2024

TAOC	1316I-101679/DE/01	Extra Support Land for Valve Disc	Germany	Pending	Patent	11 2004 001833.1	7/19/2004			7/19/2024

TAOC	1316I-101679/IN/01	Extra Support Land for Valve Disc	India	Pending Nat. Phase	Patent	1639/DELNP/2006	7/19/2004			7/19/2024

TAOC	1316I-101679/WO/POA	Extra Support Land for Valve Disc	PCT	Pending Published	Patent	PCT/US2004/023181	7/19/2004			7/19/2008

TAOC	1316I-101680/BR/01	Extra Support Area for Valve Disc on Piston	Brazil	Pending Nat. Phase	Patent	PI 0414832.0	9/15/2004			9/15/2024

TAOC	1316I-101680/DE/01	Extra Support Area for Valve Disc on Piston	Germany	Granted	Patent	11 2004 001829.3	9/15/2004	11 2004 001829.3	9/9/2010	9/15/2024

TAOC	1316I-101680/IN/01	Extra Support Area for Valve Disc on Piston	India	Pending Nat. Phase	Patent	1640/DELNP/2006	9/15/2004			9/15/2024

TAOC	1316I-101680/WO/POA	Extra Support Area for Valve Disc on Piston	PCT	Pending Published	Patent	PCT/US2004/030278	9/15/2004			9/15/2008

TAOC	1316I-101682/BR/01	Adjustable Damper with Control Valve, Mounted in an External Collar	Brazil	Pending Nat. Phase	Patent	PI 0414470.8	7/19/2004			7/19/2024

22

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101682/CN/01	Adjustable Damper with Control Valve, Mounted in an External Collar	China	Granted	Patent	200480030695.2	7/19/2004	ZL200480030695.2	8/5/2009	7/19/2024

TAOC	1316I-101682/EP/01	Adjustable Damper with Control	EPO	Pending	Patent	04757120.3	7/19/2004			7/19/2024

TAOC	1316I-101682/IN/01	Adjustable Damper with Control Valve, Mounted in an External Collar	India	Pending Nat. Phase	Patent	1443/DELNP/2006	7/19/2004			7/19/2024

TAOC	1316I-101682/JP/01	Adjustable Damper with Control Valve, Mounted in an External Collar	Japan	Granted	Patent	2006-526874	7/19/2004	4648321	12/17/2010	7/19/2024

TAOC	1316I-101682/WO/POA	Adjustable Damper with Control Valve, Mounted in an External Collar	PCT	Pending	Patent	PCT/US2004/023 176	7/19/2004			7/19/2008

TAOC	1316I-101683/BR/01	Shock Absorber Staged Valving System	Brazil	Pending Nat. Phase	Patent	PI 0414341.8	8/12/2004			8/12/2024

TAOC	1316I-101683/CN/01	Shock Absorber Staged Valving System	China	Granted	Patent	200480030063.6	8/12/2004	ZL200480030063.6	7/8/2009	8/12/2024

TAOC	1316I-101683/EP/01	Shock Absorber Staged Valving System	EPO	Pending	Patent	04780936.3	8/12/2004			8/12/2024

TAOC	1316I-101683/IN/01	Shock Absorber Staged Valving System	India	Granted	Patent	877/KOLNP/2006	8/12/2004	246448	2/28/2011	8/12/2024

TAOC	1316I-101683/WO/POA	Shock Absorber Staged Valving System	PCT	Pending Published	Patent	PCT/US2004/026174	8/12/2004			8/12/2008

23

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101684/BR/01	BOOSTER TO ADAPT AIR SPRING PRESSURE FOR FDD SHOCK ABSORBER	Brazil	Pending	Patent	PI 0414517.8	9/8/2004			9/8/2024

TAOC	1316I-101684/CN/01	BOOSTER TO ADAPT AIR SPRING PRESSURE FOR FDD SHOCK ABSORBER	China	Granted	Patent	2004/80030205.9	9/8/2004	ZL2004 800302059	10/1/2008	9/8/2024

TAOC	1316I-101684/EP/01/DE	BOOSTER TO ADAPT AIR SPRING PRESSURE FOR FDD SHOCK ABSORBER	Germany	Granted	Patent	04783460.1	9/8/2004	6020040253626	1/27/2010	9/8/2024

TAOC	1316I-101684/IN/01	BOOSTER TO ADAPT AIR SPRING PRESSURE FOR FDD SHOCK ABSORBER	India	Pending	Patent	1459/DELNP/2006	9/8/2004			9/8/2024

TAOC	1316I-101684/WO/POA	BOOSTER TO ADAPT AIR SPRING PRESSURE FOR FDD SHOCK ABSORBER	PCT	Pending Published	Patent	PCT/US2004/029219	9/8/2004			9/8/2024

TAOC	1316I-101687/BR/01	Booster with Spring to Adapt Air Spring Pressure for Load Dependent Damper	Brazil	Pending Nat. Phase	Patent	PI 0414566.6	9/8/2004			9/8/2024

TAOC	1316I-101687/CN/01	Booster with Spring to Adapt Air Spring Pressure for Load Dependent Damper	China	Granted	Patent	200480030503-8	9/8/2004	200480030503-8	10/14/2009	9/8/2024

TAOC	1316I-101687/EP/01	Booster with Spring to Adapt Air Spring Pressure for Load Dependent Damper	EPO	Granted	Patent	04783454.4	9/8/2004	EP1663678	8/19/2009	9/8/2024

TAOC	1316I-101687/EP/01/DE	Booster with Spring to Adapt Air Spring Pressure for Load Dependent Damper	Germany	Granted	Patent	04783454.4	9/8/2004	1663678	8/19/2009	9/8/2024

24

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101687/IN/01	Booster with Spring to Adapt Air Spring Pressure for Load Dependent Damper	India	Pending Nat. Phase	Patent	1458/DELNP/2006	9/8/2004			9/8/2024

TAOC	1316I-101687/WO/POA	Booster with Spring to Adapt Air Spring Pressure for Load Dependent Damper	PCT	Pending Published	Patent	PCT/US2004/029	9/19/2004			9/19/2008

TAOC	1316I-101689/BR/01	COMPENSATED ROD FOR A FREQUENCY DEPENDENT DAMPER SHOCK ABSORBER	Brazil	Pending Nat. Phase	Patent	PI 0415910.1	9/27/2004			9/27/2024

TAOC	1316I-101689/CN/01	COMPENSATED ROD FOR A FREQUENCY DEPENDENT DAMPER SHOCK ABSORBER	China	Granted	Patent	200480031734-0	9/27/2004	200480031734.0	8/12/2009	9/27/2024

TAOC	1316I-101689/DE/01	COMPENSATED ROD FOR A FREQUENCY DEPENDENT DAMPER SHOCK ABSORBER	Germany	Pending	Patent	11 2004 002057.3	9/27/2004		9/27/2024

TAOC	1316I-101689/WO/POA	COMPENSATED ROD FOR A FREQUENCY DEPENDENT DAMPER SHOCK ABSORBER	PCT	Pending Published	Patent	PCT/US2004/031670	9/27/2004			9/27/2008

TAOC	1316I-101690/BR/01	Monotube Piston Valving System with Selective Bleed	Brazil	Pending Nat. Phase	Patent	PI 0414400.7	8/25/2004		8/25/2024

TAOC	1316I-101690/CN/01	Monotube Piston Valving System with Selective Bleed	China	Granted	Patent	2004 80029842.4	8/25/2004	ZL2004800298424	5/12/2010	8/25/2024

TAOC	1316I-101690/CN/02	Monotube Piston Valving System with Selective Bleed	China	Granted	Patent	2008 10186691.3	8/25/2004	ZL2008101866913	2/9/2011	8/25/2024

25

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101690/EP/01	Monotube Piston Valving System with Selective Bleed	EPO	Pending Published	Patent	04782227.5	8/25/2004			8/25/2024

TAOC	1316I-101690/EP/02	Monotube Piston Valving System with Selective Bleed	EPO	Pending Published	Patent	11161224.8	8/25/2004			8/25/2024

TAOC	1316I-101690/EP/03	Monotube Piston Valving System with Selective Bleed	EPO	Pending Published	Patent	11161226.3	8/25/2004			8/25/2024

TAOC	1316I-101690/EP/04	Monotube Piston Valving System with Selective Bleed	EPO	Pending Published	Patent	11161229.7	8/25/2004			8/25/2024

TAOC	1316I-101690/IN/01	Monotube Piston Valving System with Selective Bleed	India	Pending Nat. Phase	Patent	878/KOLNP/06	8/25/2004			8/25/2024

TAOC	1316I-101690/IN/02	Monotube Piston Valving System with Selective Bleed	India	Not yet filed Country Design.	Patent Division

TAOC	1316I-101690/WO/POA	Monotube Piston Valving System with Selective Bleed	PCT	Pending Published	Patent	PCT/US2004/027698	8/25/2004			8/25/2008

TAOC	1316I-101695/DE/01	Rod Guide and Seal System for Gas Filled Shock Absorbers	Germany	Pending Nat. Phase	Patent	11 2005 000363.9	1/26/2005			1/26/2025

TAOC	1316I-101695/IN/01	Rod Guide and Seal System for Gas Filled Shock Absorbers	India	Pending Nat. Phase	Patent	4654/DELNP/2006	1/26/2005			1/26/2025

TAOC	1316I-101695/WO/POA	Rod Guide and Seal System for Gas Filled Shock Absorbers	PCT	Pending Published	Patent	PCT/US2005/002390	1/26/2005			1/26/2009

26

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101697/BR	SHOCK ABSORBER HAVING A HYDRAULIC SHOCK	Brazil	Pending	Patent	PI 0503647.0	9/8/2005			9/8/2025

TAOC	1316I-101697/DE	SHOCK ABSORBER HAVING A HYDRAULIC SHOCK	Germany	Pending	Patent	10 2005 040584.3	8/22/2005			8/22/2025

TAOC	1316I-101698/BR/01	STROKE DEPENDENT DAMPING	Brazil	Pending Nat. Phase	Patent	PI 0517403.1	9/23/2005			9/23/2025

TAOC	1316I-101698/CN/01	STROKE DEPENDENT DAMPING	China	Granted	Patent	2005 80036736.3	9/23/2005	ZL200580036736.6	12/2/2009	9/23/2025

TAOC	1316I-101698/JP/01	STROKE DEPENDENT DAMPING	Japan	Pending Nat. Phase	Patent	2007-538926	9/23/2005			9/23/2025

TAOC	1316I-101698/KR/01	STROKE DEPENDENT DAMPING	Korea (South)	Pending Nat. Phase	Patent	2007 7012019	9/23/2005			9/23/2025

TAOC	1316I-101698/WO/POA	STROKE DEPENDENT DAMPING	PCT	Pending	Patent	PCT/US2005/034469	9/23/2005			9/23/2009

TAOC	1316I-101702/BR/01	AMPLITUDE CONTROLLED ORIFICE VALVING	Brazil	Pending Nat. Phase	Patent	PI 0516525.3	10/13/2005			10/13/2025

TAOC	1316I-101702/CN/01	AMPLITUDE CONTROLLED ORIFICE VALVING	China	Pending Nat. Phase	Patent	2005 80035366.1	10/13/2005			10/13/2025

TAOC	1316I-101702/DE/01	AMPLITUDE CONTROLLED ORIFICE VALVING	Germany	Pending Nat. Phase	Patent	11-205 002 549.7	10/13/2005			10/13/2025

27

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101702/IN/01	AMPLITUDE CONTROLLED ORIFICE VALVING	India	Pending Nat. Phase	Patent	2659/DELNP/2007	10/13/2005			10/13/2025

TAOC	1316I-101702/WO/POA	AMPLITUDE CONTROLLED ORIFICE VALVING	PCT	Pending Published	Patent	PCT/US2005/036989	10/13/2005			10/13/2009

TAOC	1316I-101707/BR/01	MEASUREMENT DEVICE FOR A SUPPORT LAND FOR A VALVE DISC	Brazil	Pending Nat. Phase	Patent	PI 0520202.7	8/11/2005			8/11/2025

TAOC	1316I-101707/CN/01	MEASUREMENT DEVICE FOR A SUPPORT LAND	China	Granted	Patent	2005 80049807.3	8/11/2005	ZL200580049807.3	3/10/2010	8/11/2025

TAOC	1316I-101707/DE/01	MEASUREMENT DEVICE FOR A SUPPORT LAND FOR A VALVE DISC	Germany	Pending Nat. Phase	Patent	11 2005 003578.6	8/11/2005			8/11/2025

TAOC	1316I-101707/IN/01	MEASUREMENT DEVICE FOR A SUPPORT LAND FOR A VALVE DISC	India	Pending Nat. Phase	Patent	09484/DELNP/2007	8/11/2005			8/11/2025

TAOC	1316I-101707/JP/01	MEASUREMENT DEVICE FOR A SUPPORT LAND FOR A VALVE DISC	Japan	Pending Nat. Phase	Patent	2008-512256	8/11/2005			8/11/2025

TAOC	1316I-101707/KR/01	MEASUREMENT DEVICE FOR A SUPPORT LAND FOR A VALVE DISC	Korea (South)	Pending Nat. Phase	Patent	10 2007 7027130	8/11/2005			8/11/2025

TAOC	1316I-101707/WO/POA	MEASUREMENT DEVICE FOR A SUPPORT LAND FOR A VALVE DISC	PCT	Pending	Patent	PCT/US2005/028 685	8/11/2005			8/11/2009

28

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316I-101708/BR	FOUR PIECE PISTON FOR MTBO	Brazil	Pending	Patent	PI 0603333.4	6/21/2006			6/21/2026

TAOC	1316I-101708/CN	FOUR PIECE PISTON FOR MTBO	China	Pending	Patent	2006 10138978.X	6/21/2006			6/21/2026

TAOC	1316I-101708/DE	FOUR PIECE PISTON FOR MTBO	Germany	Pending	Patent	10 2006 028745.2	6/20/2006			6/20/2026

TAOC	1316I-101709/JP/01	SEMI-ACTIVE ANTI-ROLL SYSTEM	Japan	Pending	Patent	2006-17160	6/21/2006			6/21/2026

TAOC	1316I-101716/BR/01	SHOCK ABSORBER HAVING A CONTINUOUSLY VARIABLE VALVE WITH SOFT VALVING	Brazil	Pending Nat. Phase	Patent	PI 0810528.6	4/15/2008			4/15/2028

TAOC	1316N-001468/US	Telemetry System for Tire Pressure and Temperature Sensing	United States of America	Granted	Patent	07/490061	3/7/1990	5297424	3/29/1994	3/29/2011

TAOC	1316N-001495/US/CPA	Method and Apparatus for Controlling Shock Absorbers	United States of America	Granted	Patent Continuation-in-part	07/669503	3/14/1991	5123671	6/23/1992	3/14/2011

TAOC	1316N-001509/US	Base Valve for a Shock Absorber	United States of America	Granted	Patent	07/658321	2/20/1991	5113979	5/19/1992	2/20/2011

TAOC	1316N-001522/US	Tunable Hydraulic Valve for Shock Absorber	United States of America	Granted	Patent	07/669645	3/14/1991	5325942	7/5/1994	7/5/2011

TAOC	1316N-001524/US/COA	Automatic Damper System	United States of America	Granted	Patent	08/541288	3/21/1994	5653315	8/5/1997	8/5/2014

29

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316N-001529/US/COA	Piston Post for a Damper	United States of America	Granted	Patent	08/522220	3/21/1994	5518090	5/21/1996	3/21/2014

TAOC	1316N-001541/US	Adjustable Damping System	United States of America	Granted	Patent	07/962501	10/16/1992	5350187	9/27/1994	10/16/2012

TAOC	1316N-001571/US	Active Suspension System	United States of America	Granted	Patent	08/595949	2/6/1996	5682980	11/4/1997	2/6/2016

TAOC	1316N-001601/US	Method and Apparatus for Absorbing Resonance Vibration in a Leaf Spring in a Suspension System	United States of America	Granted	Patent	08/072918	6/7/1993	5433470	7/18/1995	6/7/2013

TAOC	1316N-001603/US/CPA	Method and Apparatus for Charging Dampers with Pressurized Gas	United States of America	Granted	Patent Continuation-in-part	08/508043	3/17/1994	5579814	12/3/1996	3/17/2014

TAOC	1316N-001606/US	DAMPER WITH EXTERNALLY MOUNTED SEMI-ACTIVE SYSTEM	United States of America	Granted	Patent	09/318301	5/25/1999	6321888	11/27/2001	5/25/2019

TAOC	1316N-001608/US	Load Depending Damping Assembly	United States of America	Granted	Patent	08/803200	2/21/1997	5924528	7/20/1999	2/21/2017

TAOC	1316N-001609/US	Temperature Responsive Damper	United States of America	Granted	Patent	08/819250	3/17/1997	5967268	10/19/1999	3/17/2017

TAOC	1316N-001610/US	Flexing Disc-Blow Off Assembly for Use in a Shock Absorber	United States of America	Granted	Patent	08/619963	3/20/1996	5738190	4/14/1998	3/20/2016

TAOC	1316N-001611/US	AUTOMATIC THERMAL COMPENSATION OF SHOCK ABSORBER ORIFICES	United States of America	Not yet filed	Patent

30

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316N-001612/US	Anti-Swish Mechanism for a Damper	United States of America	Granted	Patent	08/622563	3/25/1996	5813500	9/29/1998	3/25/2016

TAOC	1316N-001612/US/DVA	Anti-Swish Mechanism for a Damper	United States of America	Granted	Patent Division	09/030536	3/25/1996	5855258	1/5/1999	3/25/2016

TAOC	1316N-001617/US	Active Roll Control	United States of America	Granted	Patent	08/589325	1/22/1996	5785344	7/28/1998	1/22/2016

TAOC	1316N-001619/US	Continuous Controlled Restriction Valve for a Shock Absorber	United States of America	Granted	Patent	08/587227	1/16/1996	5769190	6/23/1998	1/16/2016

TAOC	1316N-001620/US	Modular Telescopic Front Fork Assembly	United States of America	Granted	Patent	08/589034	1/19/1996	5829773	11/3/1998	1/19/2016

TAOC	1316N-001620/US/COA	Modular Telescopic Front Fork Assembly	United States of America	Granted	Patent Continuation-in-part	09/127304	1/19/1996	5947498	9/7/1999	1/19/2016

TAOC	1316N-001621/US	STROKE DEPENDENT DAMPING	United States of America	Granted	Patent	746388	11/12/1996	5823306	10/20/1998	11/12/2016

TAOC	1316N-001623/US	Step Motor Actuated Continuous Variable Shock Absorber	United States of America	Granted	Patent	08/819544	3/17/1997	5934422	8/10/1999	3/17/2017

TAOC	1316N-001627/US/DVA	Passive Anti-Roll System	United States of America	Granted	Patent Division	09/572359	5/7/1998	6220406	4/24/2001	5/7/2018

TAOC	1316N-001631/US	STROKE DEPENDENT DAMPING	United States of America	Granted	Patent	09/168034	10/7/1998	6352145	3/5/2002	10/7/2018

31

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316N-001632/US	ACCELERATION SENSITIVE DAMPING FOR AUTOMOTIVE DAMPERS	United States of America	Granted	Patent	09/044715	3/19/1998	5992585	11/30/1999	3/19/2018

TAOC	1316N-001632/US/CPA	ACCELERATION SENSITIVE DAMPING FOR AUTOMOTIVE DAMPERS	United States of America	Granted	Patent	09/443236	11/18/1999	6290035	9/18/2001	11/18/2019

TAOC	1316N-001633/US	SOLENOID ACTUATED CONTINUOUSLY VARIABLE SERVO VALVE FOR ADJUSTING DAMPING IN SHOCK ABSORBERS AND STRUTS	United States of America	Granted	Patent	10/730560	12/8/2003	7438164	10/21/2008	12/8/2023

TAOC	1316N-001634/US	Single Piece Piston	United States of America	Granted	Patent	09/360570	7/26/1999	6464053	10/15/2002	7/26/2019

TAOC	1316N-001636/US	Stroke Dependent Bypass	United States of America	Granted	Patent	09/306343	5/6/1999	6220409	4/24/2001	5/6/2019

TAOC	1316N-001637/US	FULCRUM BLOW OFF VALVE FOR USE IN A SHOCK ABSORBER	United States of America	Granted	Patent	09/328576	6/9/1999	6371264	4/16/2002	6/9/2019

TAOC	1316N-001639/US	FREQUENCY DEPENDANT DAMPER	United States of America	Granted	Patent	09/159722	9/24/1998	6148969	11/21/2000	9/24/2018

TAOC	1316N-001639/US/CPA	FREQUENCY DEPENDANT DAMPER	United States of America	Granted	Patent Continuation-in-part	09/399537	9/20/1999	6382373	5/7/2002	9/24/2018

TAOC	1316N-001639/US/CPB	FREQUENCY DEPENDANT DAMPER	United States of America	Granted	Patent Continuation-in-part	09/703012	10/31/2000	6364075	4/2/2002	9/24/2018

32

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316N-001640/US	LINK ASSEMBLY FOR MOTOR VEHICLE SUSPENSION	United States of America	Granted	Patent	09/414115	10/8/1999	6354614	3/12/2002	10/8/2019

TAOC	1316N-001641/US	AXLE SHAFT SPACER MEMBER	United States of America	Granted	Patent	09/415406	10/8/1999	6267197	7/31/2001	10/8/2019

TAOC	1316N-001643/US	Air Pressure Proportional Damper	United States of America	Granted	Patent	10/738341	12/17/2003	7252181	8/7/2007	12/17/2023

TAOC	1316N-001644/US	DIRT WIPER SYSTEM FOR SUSPENSION DAMPER	United States of America	Granted	Patent	09/310318	5/12/1999	6325187	12/4/2001	5/12/2019

TAOC	1316N-001647/US	VARIABLE BLEED ORIFICE VALVING	United States of America	Granted	Patent	09/552125	4/19/2000	6672436	1/6/2004	4/19/2020

TAOC	1316N-001647/US/CPA	VARIABLE BLEED ORIFICE VALVING	United States of America	Not yet filed	Patent Continuation-in-part

TAOC	1316N-001648/US	INDEPENDENTLY TUNABLE VARIABLE BLEED ORIFICE	United States of America	Granted	Patent	09/575900	5/22/2000	6460664	10/8/2002	5/22/2020

TAOC	1316N-001651/US	FLOATING PORT BLOCKER	United States of America	Granted	Patent	09/992316	11/19/2001	6644445	11/11/2003	11/19/2021

TAOC	1316N-001653/US	Thermal Expansion Compensation Shock Absorber	United States of America	Granted	Patent	10/671354	9/25/2003	7004293	2/28/2006	9/25/2023

TAOC	1316N-001653/US/DVB	Thermal Expansion Compensation Shock Absorber	United States of America	Pending Published	Patent Division	11/294693	12/5/2005			12/5/2025

33

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316N-001654/US	Frequency Dependent Damper	United States of America	Granted	Patent	09/778455	2/7/2001	7070028	7/4/2006	2/7/2021

TAOC	1316N-001655/US	Air Spring Assembly On Shock Absorber with Combined Seal	United States of America	Granted	Patent	09/867927	5/29/2001	6443436	9/3/2002	5/29/2021

TAOC	1316N-001659/US	ACCELERATION SENSITIVE DAMPING FOR AUTOMOTIVE DAMPERS	United States of America	Granted	Patent	09/992309	11/19/2001	6581733	6/24/2003	11/19/2021

TAOC	1316N-001659/US/DVA	ACCELERATION SENSITIVE DAMPING FOR AUTOMOTIVE DAMPERS	United States of America	Granted	Patent Division	10/425127	4/28/2003	6793049	9/21/2004	4/28/2023

TAOC	1316N-001662/US	Adjustable Damper with Valve Mounted In-Line	United States of America	Granted	Patent	10/667555	9/22/2003	6959796	11/1/2005	9/22/2023

TAOC	1316N-001663/US	AIR PRESSURE PROPORTIONAL DAMPER FOR SHOCK ABSORBER	United States of America	Granted	Patent	10/775881	2/10/2004	7562750	7/21/2009	2/10/2024

TAOC	1316N-001664/US	Heavy Duty Base Valve	United States of America	Granted	Patent	10/667913	9/22/2003	6883652	4/26/2005	9/22/2023

TAOC	1316N-001669/US	Stroke Dependent Bypass	United States of America	Granted	Patent	10/666051	9/17/2003	6918473	7/19/2005	9/17/2023

TAOC	1316N-001670/US	Stroke Dependent Damping	United States of America	Granted	Patent	10/662547	9/15/2003	7320388	1/22/2008	9/15/2023

TAOC	1316N-001675/US	TWIN PISTON SHOCK ABSORBER	United States of America	Granted	Patent	10/464192	6/18/2003	6776269	8/17/2004	6/18/2023

34

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316N-001677/US	Integrated Tagging System for an Electronic Shock Absorber	United States of America	Granted	Patent	10/662546	9/15/2003	6964325	11/15/2005	9/15/2023

TAOC	1316N-001678/US	Adjacent Baffle Design for Shock Absorber	United States of America	Granted	Patent	10/674025	9/29/2003	6913127	7/5/2005	9/29/2023

TAOC	1316N-001679/US	Extra Support Land for Valve Disc	United States of America	Granted	Patent	10/674030	9/29/2003	6886670	5/3/2005	9/29/2023

TAOC	1316N-001680/US	Extra Support Area for Valve Disc on Piston	United States of America	Granted	Patent	10/674161	9/29/2003	6899207	5/31/2005	9/29/2023

TAOC	1316N-001682/US	Adjustable Damper with Control Valve, Mounted in an External Collar	United States of America	Granted	Patent	10/666196	9/17/2003	6978871	12/27/2005	9/17/2023

TAOC	1316N-001684/US	BOOSTER TO ADAPT AIR SPRING PRESSURE FOR FDD SHOCK ABSORBER	United States of America	Granted	Patent	10/666472	9/19/2003	6814347	11/9/2004	9/19/2023

TAOC	1316N-001687/US	Booster with Spring to Adapt Air Spring Pressure for Load Dependent Damper	United States of America	Granted	Patent	10/665061	9/19/2003	7083163	8/1/2006	9/19/2023

TAOC	1316N-001689/US	COMPENSATED ROD FOR A FREQUENCY DEPENDENT DAMPER SHOCK ABSORBER	United States of America	Granted	Patent	10/694255	10/27/2003	7073643	7/11/2006	10/27/2023

TAOC	1316N-001690/US	Monotube Piston Valving System with Selective Bleed	United States of America	Granted	Patent	10/662544	9/15/2003	7070029	7/4/2006	9/15/2023

35

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316N-001690/US/REB	Monotube Piston Valving System with Selective Bleed	United States of America	Pending	Patent	11/879727	7/18/2007			7/18/2027

TAOC	1316N-001690/US/REC	Monotube Piston Valving System with Selective Bleed	United States of America	Not yet filed	Patent Division

TAOC	1316N-001695/US	Rod Guide and Seal System for Gas Filled Shock Absorbers	United States of America	Granted	Patent	10/779592	2/13/2004	7011193	3/14/2006	2/13/2024

TAOC	1316N-001697/US	SHOCK ABSORBER HAVING A HYDRAULIC SHOCK	United States of America	Granted	Patent	10/937838	9/9/2004	7032727	4/25/2006	9/9/2024

TAOC	1316N-001697/US/DVA	SHOCK ABSORBER HAVING A HYDRAULIC SHOCK	United States of America	Granted	Patent	11/330277	1/11/2006	7156213	1/2/2007	1/11/2026

TAOC	1316N-001698/US	STROKE DEPENDENT DAMPING	United States of America	Granted	Patent	10/976252	10/27/2004	7431135	10/7/2008	10/27/2024

TAOC	1316N-001699/US	AUTOMATIC ORIENTATION OF THE TOP MOUNT	United States of America	Granted	Patent	11/222343	9/8/2005	7314224	1/1/2008	9/8/2025

TAOC	1316N-001702/US	AMPLITUDE CONTROLLED ORIFICE VALVING (MAD)	United States of America	Granted	Patent Non-provisional application	11/248102	10/14/2004	7216747	5/15/2007	10/14/2024

TAOC	1316N-001707/US	MEASUREMENT DEVICE FOR A SUPPORT LAND FOR A VALVE DISC	United States of America	Granted	Patent	11/130338	5/16/2005	7290352	11/6/2007	5/16/2025

36

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	1316N-001708/US	FOUR PIECE PISTON FOR MTBO	United States of America	Granted	Patent	11/472261	6/21/2006	7703586	4/27/2010	6/21/2026

TAOC	1316N-001709/US	SEMI-ACTIVE ANTI-ROLL SYSTEM	United States of America	Granted	Patent	11/471311	6/20/2006	7751959	7/6/2010	6/20/2026

TAOC	1316N-001742/US	Spring Seat Manufacturing Installation Land or Stop Formed Into Seat	United States of America	Pending	Patent	13/314314	12/8/2011			12/8/2031

TAOC	2001E-001625/US	ACOUSTIC SYSTEM IDENTIFICATION USING ACOUSTIC MASKING	United States of America	Granted	Patent	09/195294	11/18/1998	6594365	7/15/2003	11/18/2018

TAOC	2001P-101437/KR	Muffler with Flow Director Plates	Korea (South)	Granted	Patent	1378787	12/3/1987	89362	9/20/1995	4/18/2010

TAOC	2001P-101637/CN/01	EMBOSSED SHELL FOR SPUN MUFFLERS	China	Granted	Patent	200480005134.7	2/23/2004	ZL 2004 80005134.7	11/19/2008	2/23/2024

TAOC	2001P-101637/DE/01	EMBOSSED SHELL FOR SPUN MUFFLERS	Germany	Granted	Patent	04737274.3	2/23/2004	60 2004 013 284.5-08	4/23/2008	2/23/2024

TAOC	2001P-101637/EP/01	EMBOSSED SHELL FOR SPUN MUFFLERS	EPO	Granted	Patent	04737274.3	2/23/2004	EP 1 597 460	4/23/2008	2/23/2024

TAOC	2001P-101637/GB/01	EMBOSSED SHELL FOR SPUN MUFFLERS	United Kingdom	Granted	Patent	04737274.3	2/23/2004	EP 1 597 460	4/23/2008	2/23/2024

TAOC	2001P-101637/WO/POA	EMBOSSED SHELL FOR SPUN MUFFLERS	PCT	Pending Nat. Phase	Patent	PCT/US2004/005386	2/23/2004			2/23/2008

37

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	2001P-101639/BR/01	COMBINED MUFFLER / HEAT EXCHANGER	Brazil	Pending Nat. Phase	Patent	PI 0512573-1	6/21/2005			6/21/2025

TAOC	2001P-101639/CN/01	COMBINED MUFFLER / HEAT EXCHANGER	China	Granted	Patent	200580020805.1	6/21/2005	ZL200580020805.1	5/13/2009	6/21/2025

TAOC	2001P-101639/DE/01	COMBINED MUFFLER / HEAT EXCHANGER	Germany	Pending Nat. Phase	Patent	11 2005 001 444.4	6/21/2005			6/21/2025

TAOC	2001P-101639/IN/01	COMBINED MUFFLER / HEAT EXCHANGER	India	Pending Nat. Phase	Patent	7035/DELNP/2006	6/21/2005			6/21/2025

TAOC	2001P-101639/JP/01	COMBINED MUFFLER / HEAT EXCHANGER	Japan	Granted	Patent	2007-518178	6/21/2005	4621735	11/5/2010	6/21/2025

TAOC	2001P-101644/BR/01	POST CALIBRATION CATALYTIC CONVERTER CANNING APPARATUS AND METHOD	Brazil	Pending Published	Patent	PI 0606725-5	1/12/2006			1/12/2026

TAOC	2001P-101644/CN/01	POST CALIBRATION CATALYTIC CONVERTER CANNING APPARATUS AND METHOD	China	Granted	Patent	200680002013.6	1/12/2006	ZL200680002013.6	1/27/2010	1/12/2026

TAOC	2001P-101644/DE/01	POST CALIBRATION CATALYTIC CONVERTER CANNING APPARATUS AND METHOD	Germany	Pending Published	Patent	112006000169.8	1/12/2006			1/12/2026

TAOC	2001P-101644/IN/01	POST CALIBRATION CATALYTIC CONVERTER CANNING APPARATUS AND METHOD	India	Pending Published	Patent	4944/DELNP/2007	1/12/2006			1/12/2026

38

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	2001P-101644/JP/01	POST CALIBRATION CATALYTIC CONVERTER CANNING APPARATUS AND METHOD	Japan	Pending Published	Patent	2007-551367	1/12/2006		1/12/2026

TAOC	2001P-101644/KR/01	POST CALIBRATION CATALYTIC CONVERTER CANNING APPARATUS AND METHOD	Korea (South)	Pending Published	Patent	10-2007-7015776	1/12/2006		1/12/2026

TAOC	2001P-101644/SG/01	POST CALIBRATION CATALYTIC CONVERTER CANNING APPARATUS AND METHOD	Singapore	Granted	Patent	200705016-4	1/12/2006	133906	2/26/2010	1/12/2026

TAOC	2001P-101647/BR/01	Novel Method for Reducing NOx Emissions from Diesel Exhaust using Hydrogen as a Reducing Agent	Brazil	Pending Published	Patent	PI 061 8367-0	10/26/2006		10/26/2026

TAOC	2001P-101647/CN/01	Novel Method for Reducing NOx Emissions from Diesel Exhaust using Hydrogen as a Reducing Agent	China	Granted	Patent	200680041505-6	10/26/2006	ZL2006800415056	7/27/2011	10/26/2026

TAOC	2001P-101647/DE/01	Novel Method for Reducing NOx Emissions from Diesel Exhaust using Hydrogen as a Reducing Agent	Germany	Pending Published	Patent	11 2006 003 078.7			10/26/2006	10/26/2026

TAOC	2001P-101647/GB/01	Novel Method for Reducing NOx Emissions from Diesel Exhaust using Hydrogen as a Reducing Agent	United Kingdom	Pending Published	Patent	0808179.6	10/26/2006		10/26/2026

39

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	2001P-101647/IN/01	Novel Method for Reducing NOx Emissions from Diesel Exhaust using Hydrogen as a Reducing Agent	India	Pending Nat. Phase	Patent	3673/DELNP/2008	10/26/2006			10/26/2026

TAOC	2001P-101647/JP/01	Novel Method for Reducing NOx Emissions from Diesel Exhaust using Hydrogen as a Reducing Agent	Japan	Pending Published	Patent	2008-540045	10/26/2006			10/26/2026

TAOC	2001P-101647/KR/01	Novel Method for Reducing NOx Emissions from Diesel Exhaust using Hydrogen as a Reducing Agent	Korea (South)	Pending Published	Patent	10-2008-7013450	10/26/2006			10/26/2026

TAOC	2001P-101647/WO/POA	Novel Method for Reducing NOx Emissions from Diesel Exhaust using Hydrogen as a Reducing Agent	PCT	Pending	Patent	PCT/US06/042151	10/26/2006			10/26/2010

TAOC	2001P-101648/BR/01	Fluid Bearing Assisted Assembly of an Exhaust Treatment Device	Brazil	Pending Published	Patent	PI0620714-6	12/28/2006			12/28/2026

TAOC	2001P-101648/DE/01	Fluid Bearing Assisted Assembly of an Exhaust Treatment Device	Germany	Pending Nat. Phase	Patent	11 2006 003 592.4	12/28/2006			12/28/2026

TAOC	2001P-101648/GB/01	Fluid Bearing Assisted Assembly of an Exhaust Treatment Device	United Kingdom	Granted	Patent	0811559.4	12/28/2006	2447188	2/2/2011	12/28/2026

TAOC	2001P-101648/JP/01	Fluid Bearing Assisted Assembly of an Exhaust Treatment Device	Japan	Pending Nat. Phase	Patent	2008-548719	12/28/2006			12/28/2026

40

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	2001P-101648/SG/01	Fluid Bearing Assisted Assembly of an Exhaust Treatment Device	Singapore	Pending Nat. Phase	Patent	200804760-7	12/28/2006			12/28/2026

TAOC	2001P-101648/WO/POA	Fluid Bearing Assisted Assembly of an Exhaust Treatment Device	PCT	Pending Published	Patent	PCT/US2006/049413	12/28/2006			12/28/2010

TAOC	2001P-101664/BR/01	Particulate Filter Utilizing Woven Metal Fibers	Brazil	Pending Published	Patent	PI10820434-9	11/14/2008			11/14/2028

TAOC	2001P-101664/CN/01	Particulate Filter Utilizing Woven Metal Fibers	China	Pending Published	Patent	200880116148.4	11/14/2008			11/14/2028

TAOC	2001P-101664/DE/01	Particulate Filter Utilizing Woven Metal Fibers	Germany	Pending Published	Patent	11 2008 003 050.2	11/14/2008			11/14/2028

TAOC	2001P-101664/IN/01	Particulate Filter Utilizing Woven Metal Fibers	India	Pending Published	Patent	852/MUMNP/201	11/14/2008			11/14/2028

TAOC	2001P-101664/KR/01	Particulate Filter Utilizing Woven Metal Fibers	Korea (South)	Pending Published	Patent	10-2010-7010381	11/14/2008			11/14/2028

TAOC	2001U-001527/US	PASSIVE MUFFLER FOR LOW PASS FREQUENCIES	United States of America	Granted	Patent	07/752009	8/29/1991	5200582	4/6/1993	8/29/2011

TAOC	2001U-001548/US/COA	Low Backpressure Straight-Through Reactive and Dissipative Muffler	United States of America	Granted	Patent Continuation-in-part	08/110332	1/24/1992	5365025	11/15/1994	1/24/2012

TAOC	2001U-001596/US	Muffler with Inlet Pipe Equalizer	United States of America	Granted	Patent	08/198521	2/18/1994	5519994	5/28/1996	2/18/2014

41

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	2001U-001621/US	Process for Forming a Tube for Use in a Sound Attenuating Muffler	United States of America	Granted	Patent	08/741944	10/31/1996	5724849	3/10/1998	10/31/2016

TAOC	2001U-001626/US	STRAIGHT THROUGH MUFFLER WITH CONICALLY-ENDED OUTPUT PASSAGE	United States of America	Granted	Patent	09/339996	6/25/1999	6158546	12/12/2000	6/25/2019

TAOC	2001U-001630/US	METHOD AND APPRATUS FOR SEALING CANISTERS	United States of America	Granted	Patent	09/568632	5/10/2000	6446322	9/10/2002	5/10/2020

TAOC	2001U-001637/US	EMBOSSED SHELL FOR SPUN MUFFLERS	United States of America	Granted	Patent	10/373821	2/25/2003	6892855	5/17/2005	2/25/2023

TAOC	2001U-001639/US	COMBINED MUFFLER / HEAT EXCHANGER	United States of America	Granted	Patent	10/876242	6/24/2004	7063134	6/20/2006	6/24/2024

TAOC	2001U-001639/WO/POA	COMBINED MUFFLER / HEAT EXCHANGER	PCT	Pending Published	Patent	PCT/2005/021766	6/21/2005			6/21/2009

TAOC	2001U-001644/US	POST CALIBRATION CATALYTIC CONVERTER CANNING APPARATUS AND METHOD	United States of America	Granted	Patent Non-provisional application	11/331443	1/12/2006	7451660	11/18/2008	1/12/2026

TAOC	2001U-001647/US	Novel Method for Reducing NOx Emissions from Diesel Exhaust using Hydrogen as a Reducing Agent	United States of America	Granted	Patent	11/269124	11/8/2005	7712308	5/11/2010	11/8/2025

TAOC	2001U-001648/US	Fluid Bearing Assisted Assembly of an Exhaust Treatment Device	United States of America	Granted	Patent Non-provisional application	11/644024	12/21/2006	7743501	6/29/2010	12/21/2026

42

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	2001U-001651/US	Woven Metal Fiber Diesel Particulate Filter	United States of America	Granted	Patent Non-provisional application	11/605513	11/28/2006	7980068	7/19/2011	11/28/2026

TAOC	2001U-001664/POA/01	Particulate Filter Utilizing Woven Metal Fibers	PCT	Pending Published	Patent	PCT/US2008/012801	11/14/2008			11/14/2012

TAOC	2001U-921/US	DEVICE FOR PRODUCING AN OVERTONE-RICH SPORTY EXHAUST SOUND	United States of America	Granted	Patent	10/328962	12/24/2002	6779628	8/24/2004	12/24/2022

TAOC	T115-1010/PCT	Linear Control of an Automobile Suspension	PCT	Pending	Patent	PCT/US04/029516	9/9/2004			9/9/2008

TAOC	T115-1010/US	Linear Control of an Automobile Suspension	United States of America	Granted	Patent Non-provisional application	10/861373	6/7/2004	7386378	6/10/2008	6/7/2024

TAOC	T115-10101/CN	Linear Control of an Automobile Suspension	China	Granted	Patent	200480026365-6	9/9/2004	200480026365-6	4/29/2009	9/9/2024

TAOC	T115-10101/EP	Linear Control of an Automobile Suspension	EPO	Granted	Patent	04783666.3-1523	9/9/2004	EP1663679	3/18/2009	9/9/2024

TAOC	T115-1020/CN	A FLEXIBLE MODEL FREE CONTROL STRUCTURE FOR A SEMI-ACTIVE SUSPENSION OF PASSENGER CAR	China	Granted	Patent	200580013516.9	4/26/2005	200580013516.9	4/15/2009	4/26/2025

43

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC	T115-1020/DE	A FLEXIBLE MODEL FREE CONTROL STRUCTURE FOR A SEMI-ACTIVE SUSPENSION OF PASSENGER CAR	Germany	Pending Nat. Phase	Patent	11 2005 000 954.8	4/26/2005			4/26/2025

TAOC	T115-1020/US	Semi-Active Shock Absorber for a Passenger Car	United States of America	Granted	Patent	11/111832	4/22/2005	7321816	1/22/2008	4/22/2025

TAOC	T115-1020-PCT	A FLEXIBLE MODEL FREE CONTROL STRUCTURE FOR A SEMI-ACTIVE SUSPENSION OF PASSENGER CAR	PCT	Pending	Patent	PCT/2U2005/014134	4/26/2005			4/26/2009

TAOC	T115-1040-1/CN	SHOCK ABSORBER PISTON ROD	China	Granted	Patent	200580023566.5	7/14/2005	ZL200580023566.5	5/5/2010	7/14/2025

TAOC	T115-1040-1/DE	SHOCK ABSORBER PISTON ROD	Germany	Pending Nat. Phase	Patent	11 2005 001	7/14/2005			7/14/2025

TAOC	T115-1040-1/JP	SHOCK ABSORBER PISTON ROD	Japan	Granted	Patent	2007-521635	7/14/2005	4713584	4/1/2011	7/14/2025

TAOC	T115-1040-1/KR	SHOCK ABSORBER PISTON ROD	Korea (South)	Pending Nat. Phase	Patent	2007-7000892	7/14/2005			7/14/2025

TAOC	T115-1040-1/PCT	SHOCK ABSORBER PISTON ROD	PCT	Pending Published	Patent	PCT/US2005/024986	7/14/2005			7/14/2009

TAOC	T115-1040-1/US	SHOCK ABSORBER WITH INTEGRATED DISPLACEMENT SENSOR	United States of America	Granted	Patent Non-provisional application	11/181026	7/14/2005	7493995	2/24/2009	7/14/2025

44

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC		METHOD AND APPARATUS FOR INJECTING ATOMIZED FLUIDS	United States of America	Granted	Patent	12/275539	11/21/2008	8047452	11/01/2011

TAOC		Shock absorber staged valving system	United States of America	Pending	Patent	12/228678	08/13/2008

TAOC		NESTED CHECK HIGH SPEED VALVE	United States of America	Pending	Patent	12/133448	06/05/2008

TAOC		SNAP-ACTION VALVE FOR EXHAUST SYSTEM	United States of America	Pending	Patent	12/139637	6/16/2008

TAOC		PARTICULATE FILTER AND METHOD FOR ITS ASSEMBLY	United States of America	Granted	Patent	12/269931	11/13/2008	7981176	7/19/2011

TAOC		EXHAUST GAS ADDITIVE/TREATMENT SYSTEM AND MIXER FOR USE THEREIN	United States of America	Pending	Patent	12/150269	4/25/2008

TAOC		Tail pipe exhaust cooling device	United States of America	Pending	Patent	12/386449	4/17/2009

TAOC		Exhaust gas additive/treatment system and mixer for use therein	United States of America	Pending	Patent	12/215271	6/26/2008

TAOC		Catalytic Unit for Treating an Exhaust Gas and Manufacturing Methods for Such Units	United States of America	Pending	Patent	12/616568	11/11/2009

45

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC		Injector Mounting System	United States of America	Pending	Patent	12/698488	2/02/2010

TAOC		SOLENOID ACTUATED CONTINUOUSLY VARIABLE SHOCK ABSORBER	United States of America	Granted	Patent	09/624120	7/24/2000	6793048	9/21/2004

TAOC		DUAL ROTATING STOCK SYSTEM	United States of America	Granted	Patent	09/992307	11/19/2001	6698999	3/02/2004

TAOC		TORQUE ROD BEARING ASSEMBLY	United States of America	Granted	Patent	09/190477	11/12/1998	6231264	5/15/2001

TAOC		METHOD AND APPARATUS FOR DETERMINING THE VELOCITY OF A VEHICLE BODY	United States of America	Granted	Patent	08/689189	8/05/1996	5706196	1/06/1998

TAOC		FLEXING DISC-BLOW OFF ASSEMBLY FOR USE IN A SHOCK ABSORBER	United States of America	Granted	Patent	08/923875	9/02/1997	6085876	7/11/2000

TAOC		PASSIVE ANTI-ROLL SYSTEM	United States of America	Granted	Patent	09/074728	5/07/1998	6102170	8/15/2000

TAOC		FIRST-IN/FIRST-OUT TRACTOR AND SEMI-TRAILER CARGO TRANSFER SYSTEM	United States of America	Granted	Patent	09/100060	6/19/1998	6109641	8/29/2000

TAOC		ADAPTIVE ANTI-ROLL DEVICE	United States of America	Granted	Patent	09/191216	11/12/1998	6161843	12/19/2000

46

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC		ADJUSTABLE DAMPER WITH VALVE MOUNTED IN-LINE	United States of America	Granted	Patent	10/667555	9/22/2003	6959796	11/01/2005

TAOC		HEAVY DUTY BASE VALVE	United States of America	Granted	Patent	10/667913	9/22/2003	6883652	4/26/2005

TAOC		STROKE DEPENDENT BYPASS	United States of America	Granted	Patent	10/666051	9/17/2003	6918473	7/19/2005

TAOC		STROKE DEPENDENT DAMPING	United States of America	Granted	Patent	10/662547	9/15/2003	7320388	1/22/2008

TAOC		TWIN PISTON SHOCK ABSORBER	United States of America	Granted	Patent	10/464192	6/18/2003	6776269	8/17/2004

TAOC		INTEGRATED TAGGING SYSTEM FOR AN ELECTRONIC SHOCK ABSORBER	United States of America	Granted	Patent	10/662546	9/15/2003	6964325	11/15/2005

TAOC		ADJACENT BAFFLE DESIGN FOR SHOCK ABSORBER	United States of America	Granted	Patent	10/674025	9/29/2003	6913127	7/05/2005

TAOC		EXTRA SUPPORT LAND FOR VALVE DISC	United States of America	Granted	Patent	10/674030	9/29/2003	6886670	5/03/2005

TAOC		EXTRA SUPPORT AREA FOR VALVE DISC	United States of America	Granted	Patent	10/674161	9/29/2003	6899207	5/31/2005

TAOC		ADJUSTABLE DAMPER WITH CONTROL VALVE, MOUNTED IN AN EXTERNAL COLLAR	United States of America	Granted	Patent	10/666196	9/17/2003	6978871	12/27/2005

47

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC		BOOSTER WITH SPRING TO ADAPT AIR SPRING PRESSURE FOR LOAD DEPENDENT SHOCK ABSORBER	United States of America	Granted	Patent	10/665061	9/19/2003	7083163	8/01/2006

TAOC		COMPENSATED ROD FOR A FREQUENCY DEPENDENT DAMPER SHOCK ABSORBER	United States of America	Granted	Patent	10/694255	10/27/2003	7073643	7/11/2006

TAOC		MONOTUBE PISTON VALVING SYSTEM WITH SELECTIVE BLEED	United States of America	Granted	Patent	10/662544	9/15/2003	7070029	7/04/2006

TAOC		BOOSTER TO ADAPT AIR SPRING PRESSURE FOR FDD SHOCK ABSORBER	United States of America	Granted	Patent	10/666472	9/19/2003	6814347	11/09/2004

TAOC		LOW BACKPRESSURE STRAIGHT-THROUGH REACTIVE AND DISSIPATIVE MUFFLER	United States of America	Granted	Patent	08/110332	8/20/1993	5365025	11/15/1994

TAOC		MODULAR TELESCOPIC FRONT FORK ASSEMBLY	United States of America	Granted	Patent	08/589034	1/19/1996	5829773	11/03/1998

TAOC		ACTIVE ROLL CONTROL	United States of America	Granted	Patent	08/589325	1/22/1996	5785344	7/28/1998

TAOC		THERMAL EXPANSION COMPENSATION SHOCK ABSORBER	United States of America	Granted	Patent	10/671354	9/25/2003	7004293	2/28/2006

48

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC		PROCESS FOR FORMING A TUBE FOR USE IN A SOUND ATTENUATING MUFFLER	United States of America	Granted	Patent	08/741944	10/31/1996	5724849	3/10/1998

TAOC		STROKE DEPENDENT DAMPING	United States of America	Granted	Patent	08/746388	11/12/1996	5823306	10/20/1998

TAOC		FLEXING DISC-BLOW OFF ASSEMBLY FOR USE IN A SHOCK ABSORBER	United States of America	Granted	Patent	08/619963	3/20/1996	5738190	4/14/1998

TAOC		METHOD AND APPARATUS FOR ABSORBING RESONANCE VIBRATION IN A LEAF SPRING IN A SUSPENSION SYSTEM	United States of America	Granted	Patent	08/072918	6/07/1993	5433470	7/18/1995

TAOC		ACTIVE SUSPENSION SYSTEM	United States of America	Granted	Patent	08/595949	2/06/1996	5682980	11/04/1997

TAOC		ADJUSTABLE DAMPING SYSTEM	United States of America	Granted	Patent	07/962501	10/16/1992	5350187	9/27/1994

TAOC		PISTON POST FOR A DAMPER	United States of America	Granted	Patent	08/522220	8/31/1995	5518090	5/21/1996

TAOC		AUTOMATIC DAMPER SYSTEM	United States of America	Granted	Patent	08/541288	10/10/1995	5653315	8/05/1997

TAOC		MUFFLER WITH INLET PIPE EQUALIZER	United States of America	Granted	Patent	08/198521	2/18/1994	5519994	5/28/1996

49

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC		STEP MOTOR ACTUATED CONTINUOUSLY VARIABLE SHOCK ABSORBER	United States of America	Granted	Patent	08/819544	3/17/1997	5934422	8/10/1999

TAOC		MODULAR TELESCOPIC FRONT FORK ASSEMBLY	United States of America	Granted	Patent	09/127304	7/31/1998	5947498	9/07/1999

TAOC		LOAD DEPENDING DAMPING ASSEMBLY	United States of America	Granted	Patent	08/803200	2/21/1997	5924528	7/20/1999

TAOC		CONTINUOUS CONTROLLED RESTRICTION VALVE FOR A SHOCK ABSORBER	United States of America	Granted	Patent	08587227	1/16/1996	5769190	6/23/1998

TAOC		ANTI-SWISH MECHANISM FOR A DAMPER	United States of America	Granted	Patent	08/622563	3/25/1996	5813500	9/29/1998

TAOC		ANTI-SWISH MECHANISM FOR A DAMPER	United States of America	Granted	Patent	09/030536	2/24/1998	5855258	1/05/1999

TAOC		ACTIVE ROLL CONTROL	United States of America	Granted	Patent	08/589325	1/22/1996	5785344	7/28/1998

TAOC		STRAIGHT THROUGH MUFFLER WITH CONICALLY-ENDED OUTPUT PASSAGE	United States of America	Granted	Patent	09/339996	6/25/1999	6158546	12/12/2000

TAOC		DAMPER WITH EXTERNALLY MOUNTED SEMI-ACTIVE SYSTEM	United States of America	Granted	Patent	09/318301	5/25/1999	6321888	11/27/2001

50

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC		TEMPERATURE RESPONSIVE DAMPER	United States of America	Granted	Patent	08/819250	3/17/1997	5967268	10/19/1999

TAOC		ACOUSTIC SYSTEM IDENTIFICATION USING ACOUSTIC MASKING	United States of America	Granted	Patent	09/195294	11/18/1998	6594365	7/15/2003

TAOC		STROKE DEPENDENT DAMPING	United States of America	Granted	Patent	09/168034	10/07/1998	6352145	3/05/2002

TAOC		ACCELERATION SENSITIVE DAMPING FOR AUTOMOTIVE DAMPERS	United States of America	Granted	Patent	09/044715	3/19/1998	5992585	11/30/1999

TAOC		SINGLE PIECE PISTON	United States of America	Granted	Patent	09/360570	7/26/1999	6464053	10/15/2002

TAOC		STROKE DEPENDENT BYPASS	United States of America	Granted	Patent	09/306343	5/06/1999	6220409	4/24/2001

TAOC		FULCRUM BLOW OFF VALVE FOR USE IN A SHOCK ABSORBER	United States of America	Granted	Patent	09/328576	6/09/1999	6371264	4/16/2002

TAOC		FREQUENCY DEPENDANT DAMPER	United States of America	Granted	Patent	09/159722	9/24/1998	6148969	11/21/2000

TAOC		LINK ASSEMBLY FOR MOTOR VEHICLE SUSPENSION	United States of America	Granted	Patent	09/414115	10/08/1999	6354614	3/12/2002

TAOC		DIRT WIPER SYSTEM FOR SUSPENSION DAMPER	United States of America	Granted	Patent	09/310318	5/12/1999	6325187	12/04/2001

51

GRANTOR[1]	DOCKET ID	TECHNOLOGY/INVENTION TITLE	COUNTRY	STATUS SUBSTATUS	TYPE SUBTYPE	APP. NUMBER	APP. DATE	GRANT NUMBER	GRANT DATE	EXPIRATION DATE
TAOC		AXLE SHAFT SPACER MEMBER	United States of America	Granted	Patent	09/415406	10/08/1999	6267197	7/31/2001

TAOC /Pullman		TORQUE ROD BEARING ASSEMBLY	United States of America	Granted	Patent	09/190477	11/12/1998	6231264	5/15/2001

52

TENNECO ACTIVE TRADEMARKS

February 23, 2012

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
ALBANIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	252	09/26/1992	5451	07/07/1993	12

ALBANIA	MONROE		Tenneco Automotive Operating Company Inc.	148	10/15/1992	5642	04/12/1994	12

ALBANIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	147	10/15/1992	5641	04/12/1994	12

ALBANIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	ALT0000483	11/01/2000	8911	12/12/2001	12

ALBANIA	TENNECO		Tenneco Automotive Operating Company Inc.	ALM9500896	09/22/1995	7415	11/15/1998	12

ALBANIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	9500897	09/22/1995	7419	11/15/1998	12

ALGERIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	4085	12/28/1984	048493	01/16/1985	12

ALGERIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	950570	05/24/1995	049070	05/24/1995	12

ALGERIA	TENNECO		Tenneco Automotive Operating Company Inc.	092139	07/15/2009			07, 12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
ALGERIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	951136	09/20/1995	049619	09/20/1995	12

ANTIGUA & BARBUDA	TENNECO		Tenneco Automotive Operating Company Inc.	2737	12/30/1983	2737	04/03/1986	06, 07

ARGENTINA	AUTOK RED DE SERVICOS MONROE & Design		Tenneco Automotive Operating Company Inc.	2967820	11/03/1998	1771713	01/24/2000	37

ARGENTINA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	1793350	03/05/1991	1948721	05/31/1993	12

ARGENTINA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	2777972	10/09/2007	2252398	10/03/2008	07

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
ARGENTINA	FRIC-ROT		Tenneco Automotive Operating Company Inc.	2120165	12/11/1997	1924762	04/30/2003

ARGENTINA	FRIC-ROT		Tenneco Automotive Operating Company Inc.	2120143	12/11/1997	1919377	03/24/2003

ARGENTINA	FRIC-ROT		Tenneco Automotive Operating Company Inc.	2120147	12/11/1997	1919919	03/27/2003	16

ARGENTINA	FRIC-ROT		Tenneco Automotive Operating Company Inc.	2120152	12/11/1997	1919375	03/24/2003

ARGENTINA	FRIC-ROT		Tenneco Automotive Operating Company Inc.	2120151	12/11/1997	1919919	03/27/2003

ARGENTINA	FRIC-ROT GABRIEL & Design		Tenneco Automotive Operating Company Inc.	2928269	12/15/1995	2465641	07/22/1999

ARGENTINA	FRIC-ROT MAX X (ETIQUETA)		Tenneco Automotive Operating Company Inc.	2542541	09/20/2004	2140459	02/02/2007

ARGENTINA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	2666817	10/14/1985	2170014	03/05/1986

ARGENTINA	GP (Label)		Tenneco Automotive Operating Company Inc.	2866531	10/15/2008	2322629	10/20/2009

ARGENTINA	MONROE		Tenneco Automotive Operating Company Inc.	520751	09/06/1963	1586031	11/12/1963

ARGENTINA	MONROE & Design (Cap M&E)		Tenneco Automotive Operating Company Inc.	2432108	12/27/1937	1972239	12/27/1937	12

ARGENTINA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	2534718	02/06/1994	2099841	09/30/1994	12

ARGENTINA	MONROE AXIOS		Tenneco Automotive Operating Company Inc.	2456338	09/01/2003	2013987	03/07/2005	17

ARGENTINA	MONROE SAFE CHECK & Design		Tenneco Automotive Operating Company Inc.	3027863	09/02/2010			12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
ARGENTINA	MONRO-MAGNUM		Tenneco Automotive Operating Company Inc.	2588373	09/11/1981	2036162	05/31/1985	12

ARGENTINA	MYRIDE		Tenneco Automotive Operating Company Inc.	2790815	12/05/2007	2322132	10/15/2009	009

ARGENTINA	OUR MISSION IS GO		Tenneco Automotive Operating Company Inc.	2405479	12/30/2002	1953091	09/30/2003	40

ARGENTINA	RANCHO		Tenneco Automotive Operating Company Inc.	2876067	08/11/1997	2408978	11/18/1998	12

ARGENTINA	RANCHO		Tenneco Automotive Operating Company Inc.	2913287	05/06/2009			37

ARGENTINA	RANCHO PATAGONIA & Design		Tenneco Automotive Operating Company Inc.	2694557	08/10/2006	2268409	01/22/2009	12

ARGENTINA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	2718011	12/05/2006	2204119	12/26/2007	12

ARGENTINA	ROAD SENSOR		Tenneco Automotive Operating Company Inc.	1927535	07/12/1994	2037298	02/28/1995	12

ARGENTINA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	1962995	02/24/1995	1583205	12/14/1995	12

ARGENTINA	SIB SILENT IMPACT BUMPER		Tenneco Automotive Operating Company Inc.	2542540	09/20/2004	2152537	04/17/2007	12

ARGENTINA	SOLID SCR		Tenneco Automotive Operating Company Inc.	3076825	04/01/2011			07

ARGENTINA	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	3077297	04/05/2011			07

ARGENTINA	TENNECO		Tenneco Automotive Operating Company Inc.	1315945	02/17/1982	1982693	11/12/1982	07

ARGENTINA	TENNECO		Tenneco Automotive Operating Company Inc.	1315946	02/17/1982	2200624	11/28/1996	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
ARGENTINA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	2000541	09/18/1995	2197922	07/31/1996	12

ARGENTINA	TESTMARK		Tenneco Automotive Operating Company Inc.	12345	12/01/2011

ARGENTINA	WALKER		Tenneco Automotive Operating Company Inc.	2326903	02/07/2001	1891020	10/17/2002	007

ARGENTINA	WALKER		Tenneco Automotive Operating Company Inc.	2326904	02/07/2001	2165414	06/21/2007	007

ARGENTINA	WALKER ARGENTINA		Tenneco Automotive Operating Company Inc.	2838712	03/19/1997	2285875	07/15/1998	006

ARGENTINA	WALKER ARGENTINA		Tenneco Automotive Operating Company Inc.	2839615	03/19/1997	2299446	07/15/1998	012

ARGENTINA	XNOX		Tenneco Automotive Operating Company Inc.	3039429	10/19/2010	2473606	11/04/2011	007

ARMENIA	MONROE		Tenneco Automotive Operating Company Inc.	20000722	10/25/2000	6628	02/27/2002	07, 12

ARMENIA	MYRIDE		Tenneco Automotive Operating Company Inc.	20071381	12/12/2007	13111	07/30/2008	09

ARMENIA	RANCHO		Tenneco Automotive Operating Company Inc.	20000724	10/25/2000	6630	02/27/2002	07, 12

ARMENIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	20061351	12/06/2006	11929	07/26/2007	12

ARMENIA	TENNECO		Tenneco Automotive Operating Company Inc.	1309	02/16/1996	1882	06/11/1997	07, 12

ARMENIA	TENNECO		Tenneco Automotive Operating Company Inc.	950918	11/20/1995	3073	05/12/1998	12

ARMENIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	950919	11/20/1995	3074	05/12/1998	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
ARMENIA	WALKER		Tenneco Automotive Operating Company Inc.	20000723	10/25/2000	6629	02/27/2002	007

ARUBA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	96092714	09/27/1996	18199	11/11/1996	07

ARUBA	MYRIDE		Tenneco Automotive Operating Company Inc.	08010711	01/07/2008	270037	03/05/2008	09

ARUBA	RANCHO		Tenneco Automotive Operating Company Inc.	IM2007112111	11/21/2007	26971	02/06/2008	12

AUSTRALIA	CARGO COIL		Tenneco Automotive Operating Company Inc.	B412951	08/06/1984	412951	07/27/1987	12

AUSTRALIA	CARLINE		Tenneco Automotive Operating Company Inc.	855851	11/02/2000	855851	10/29/2001	07

AUSTRALIA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	716864	09/09/1996	716864	08/29/1997	12

AUSTRALIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	716124	08/28/1996	716124	09/19/1997	07

AUSTRALIA	GAS RISER		Tenneco Automotive Operating Company Inc.	606350	07/06/1993	606350	03/28/1996	12

AUSTRALIA	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	597087	03/01/1993	597087	07/29/1996	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
AUSTRALIA	GT GAS		Tenneco Automotive Operating Company Inc.	551976	03/13/1991	551976	11/14/1995	12

AUSTRALIA	HIRISER		Tenneco Automotive Operating Company Inc.	323802	11/07/1978	323802	07/31/1981	12

AUSTRALIA	LUKEY		Tenneco Automotive Operating Company Inc.	417491	10/30/1984	417491	10/30/1984	12

AUSTRALIA	LUKEY		Tenneco Automotive Operating Company Inc.	1153882	12/22/2006	1153882	12/11/2007	07

AUSTRALIA	MASTER GAS		Tenneco Automotive Operating Company Inc.	555683	05/09/1991	555683	05/09/1991	12

AUSTRALIA	MAX LIFT		Tenneco Automotive Operating Company Inc.	555157	05/01/1991	555157	11/29/1993	12

AUSTRALIA	MAX-AIR		Tenneco Automotive Operating Company Inc.	267852	04/27/1973	267852	04/27/1980	12

AUSTRALIA	MONOROE FORMULA GP		Tenneco Automotive Operating Company Inc.	509727	05/01/1989	509727	03/18/1992	12

AUSTRALIA	MONROE		Tenneco Automotive Operating Company Inc.	359435	04/23/1981	B359435	03/21/1985	12

AUSTRALIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	359975	05/07/1981	359975	11/22/1984	12

AUSTRALIA	MONROE ARMSTRONG		Tenneco Automotive Operating Company Inc.	934269	11/14/2002	934269	07/18/2003	12

AUSTRALIA	MONROE FORMULA GTI & Design		Tenneco Automotive Operating Company Inc.	503357	01/20/1989	A503357	06/27/1991	12

AUSTRALIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	854799	10/25/2000	854799	12/03/2001	12

AUSTRALIA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	359974	05/07/1981	359974	11/22/1984	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
AUSTRALIA	MOTAVATOR PERFORMANCE HEADERS & Design		Tenneco Automotive Operating Company Inc.	544905	10/30/1990	A544905	09/02/1992	12

AUSTRALIA	MUFFLER BAR		Tenneco Automotive Operating Company Inc.	532056	04/04/1990	532056	09/07/1992	12

AUSTRALIA	MUFFLER BAY		Tenneco Automotive Operating Company Inc.	532057	04/04/1990	532057	10/28/1992	12

AUSTRALIA	MYRIDE		Tenneco Automotive Operating Company Inc.	1214394	12/10/2007	1214394	04/28/2008	09

AUSTRALIA	OUR MISSION IS GO		Tenneco Automotive Operating Company Inc.	916552	06/14/2002	916552	03/04/2003	40

AUSTRALIA	PREMIUM GT GAS		Tenneco Automotive Operating Company Inc.	551975	03/13/1991	551975	02/15/1996	12

AUSTRALIA	PROFIT MUFFLER		Tenneco Automotive Operating Company Inc.	532055	04/04/1990	532055	05/19/1992	12

AUSTRALIA	QUICK CARE		Tenneco Automotive Operating Company Inc.	1049616	04/06/2005	1049616	11/21/2005	11

AUSTRALIA	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	1110812	04/27/2006	1110812	08/21/2006	12

AUSTRALIA	RANCHO		Tenneco Automotive Operating Company Inc.	744167	09/18/1997	744167	11/11/1998	12

AUSTRALIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	1150709	12/05/2006	1150709	04/30/2007	12

AUSTRALIA	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	524586	12/04/1989	524586	06/29/1992	12

AUSTRALIA	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	320860	08/09/1978	320860	04/30/1982	12

AUSTRALIA	SAFETY TRIANGLE & Design (BRAKES TYRES SHOCK ABSORBERS)		Tenneco Automotive Operating Company Inc.	995935	03/31/2004	995935	11/15/2004	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
AUSTRALIA	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	1338928	12/24/2009	1338928	07/30/2010	12

AUSTRALIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	653643	02/22/1995	653643	05/30/1996	12

AUSTRALIA	STRUT-MATE		Tenneco Automotive Operating Company Inc.	551974	03/13/1991	551974	03/13/1991	12

AUSTRALIA	TDT		Tenneco Automotive Operating Company Inc.	1012452	07/23/2004	1012452	03/14/2005	12

AUSTRALIA	TENNECO		Tenneco Automotive Operating Company Inc.	381903	09/30/1982	381903	11/22/1984	07

AUSTRALIA	TENNECO		Tenneco Automotive Operating Company Inc.	381905	09/30/1982	381905	11/22/1984	12

AUSTRALIA	TENNECO		Tenneco Automotive Operating Company Inc.	673129	09/22/1995	673129	04/09/1997	12

AUSTRALIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	673119	09/22/1995	673119	04/09/1997	04, 12

AUSTRALIA	THRUSH		Tenneco Automotive Operating Company Inc.	232498	09/12/1969	232498	09/12/1969	012

AUSTRALIA	TORQ-BOSS PERFORMANCE HEADERS & Design		Tenneco Automotive Operating Company Inc.	546500	11/27/1990	546500	11/27/1990	012

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
AUSTRALIA	TOURING GAS		Tenneco Automotive Operating Company Inc.	551977	03/13/1991	551977	03/13/1991	012

AUSTRALIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	640025	09/09/1994	640025	05/17/1996	07

AUSTRALIA	WYLIE & Design		Tenneco Automotive Operating Company Inc.	A361276	06/10/1981	361276	09/25/1987	007

AUSTRALIA	WYLIEGAS & Design		Tenneco Automotive Operating Company Inc.	542495	09/20/1990	542495	08/27/1992	012

AUSTRIA	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	AM224590	05/02/1990	132731	09/26/1990	12, 37

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
AUSTRIA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	AM224690	05/02/1990	132732	09/26/1990	12, 37

AUSTRIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	AM458996	08/28/1996	169266	04/16/1997	07

AUSTRIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	AM259384	08/23/1984	107882	01/14/1985

AUSTRIA	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	2156/81	09/09/1981	98480	12/16/1981	12

AUSTRIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	AM399887	10/20/1987	119263	04/06/1988	12

AUSTRIA	MONROE		Tenneco Automotive Operating Company Inc.	AM76572	08/12/1982	72433	09/30/1992	12, 37

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
AUSTRIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	AM272694	06/07/1994	154817	10/11/1994	12

AUSTRIA	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	AM41702000	06/05/2000	193802	02/01/2001	12

AUSTRIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	AM83042000	11/15/2000	194783	03/14/2001	12

AUSTRIA	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	AM120172	05/23/1972	73214	12/31/1992	12

AUSTRIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	AM98495	02/21/1995	163632	04/15/1996	12

AUSTRIA	TENNECO		Tenneco Automotive Operating Company Inc.	AM32982	02/08/1982	99472	04/21/1982	07, 12, 29, 31

AUSTRIA	TENNECO		Tenneco Automotive Operating Company Inc.	AM540395	09/22/1995	163908	04/26/1996	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

AUSTRIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	AM540495	09/22/1995	163909	04/26/1996	06, 12, 16, 21, 35, 37, 39, 41, 42, 04

AUSTRIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	AM84492	02/20/1992	149750	10/27/1993	012

AUSTRIA	WALKER		Tenneco Automotive Operating Company Inc.	AM231378	09/12/1978	89983	12/27/1978	012

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
AUSTRIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	117680	04/22/1980	94754	08/01/1980	08, 12

AZERBAIJAN	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	940245	03/18/1994	971082	06/19/1997	12

AZERBAIJAN	MONROE		Tenneco Automotive Operating Company Inc.	20000550	10/24/2000	20010335	08/27/2001	07, 12

AZERBAIJAN	MYRIDE		Tenneco Automotive Operating Company Inc.	20071540	12/13/2007	20100617	05/31/2010	09

AZERBAIJAN	RANCHO		Tenneco Automotive Operating Company Inc.	20000552	10/24/2000	N20010336	08/28/2001	07, 12

AZERBAIJAN	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	20061692	12/06/2006	N20080492	05/05/2008	12

AZERBAIJAN	TENNECO		Tenneco Automotive Operating Company Inc.	951928	09/22/1995	N991211	11/08/1999	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

AZERBAIJAN	TENNECO		Tenneco Automotive Operating Company Inc.	1125IIPT	04/23/1982	N20001103	10/24/2000	7, 12

AZERBAIJAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	9519273	09/22/1995	N991210	11/08/1999	35, 37, 39, 41, 42, 04, 06, 12, 16, 21

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
AZERBAIJAN	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	02683	03/18/1994	971496	09/10/1997	12

AZERBAIJAN	WALKER		Tenneco Automotive Operating Company Inc.	20000551	10/24/2000	N20010337	08/28/2001	007, 012

BAHAMAS	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	19145	12/18/1996	19145	10/16/1997	06

BAHAMAS	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	19146	12/18/1996	19146	12/18/1996	13

BAHAMAS	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	4715	03/23/1966	4715	04/26/1966	06

BAHAMAS	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	30965	09/27/2007			39

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
BAHAMAS	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	30964	05/16/2008			22

BAHAMAS	TENNECO		Tenneco Automotive Operating Company Inc.	10767	11/25/1982	10767	06/13/1983	06

BAHAMAS	TENNECO		Tenneco Automotive Operating Company Inc.	10769	11/25/1982	10769	06/13/1983	13

BAHAMAS	TENNECO		Tenneco Automotive Operating Company Inc.	17798	09/22/1995	17798	04/29/1997	14

BAHRAIN	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	114295	08/27/1995	19277	09/01/1998	12

BAHRAIN	TENNECO		Tenneco Automotive Operating Company Inc.	63188	09/15/1988	11915	09/15/1988	07

BAHRAIN	TENNECO		Tenneco Automotive Operating Company Inc.	63288	09/15/1988	11916	09/15/1988	12

BAHRAIN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	123895	09/20/1995	19350	07/07/1998	12

BANGLADESH	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	858	04/08/1965	858	04/08/1987	12

BANGLADESH	MYRIDE		Tenneco Automotive Operating Company Inc.	110426	12/09/2007			09

BANGLADESH	RANCHO		Tenneco Automotive Operating Company Inc.	109684	11/08/2007			12

BANGLADESH	TENNECO		Tenneco Automotive Operating Company Inc.	18278	11/09/1982	18278	11/09/1982	07

BANGLADESH	TENNECO		Tenneco Automotive Operating Company Inc.	18279	11/09/1982	18279	11/09/1982	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
BANGLADESH	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	44881	09/21/1995	44881	09/21/1995	12

BARBADOS	MONROE		Tenneco Automotive Operating Company Inc.	816659	05/08/1998	816659	05/08/1998	12

BARBADOS	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	816660	05/08/1998	816660	05/08/1998	12

BARBADOS	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	022964	04/20/2007	8122964	09/22/2009	12

BARBADOS	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	022965	04/20/2007	8122965	09/22/2009	41

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
BARBADOS	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	P2862	09/22/1995			12

BELARUS	GAS-MATIC		Tenneco Automotive Operating Company Inc.	76151417SU	12/03/1993	3490	03/01/1995

BELARUS	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	2727	06/07/1994	6552	07/03/1997	12

BELARUS	MICHEL ALU		Tenneco Automotive Operating Company Inc.	20000043	01/19/2000	15161	04/05/2002	12

BELARUS	MONROE		Tenneco Automotive Operating Company Inc.	20001789	10/27/2000	16512	01/30/2003

BELARUS	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	20001866	11/14/2000	16515	01/30/2003	12

BELARUS	MYRIDE		Tenneco Automotive Operating Company Inc.	20074786	12/11/2007	35538	04/11/2011	09

BELARUS	RANCHO		Tenneco Automotive Operating Company Inc.	20001790	10/27/2000	16513	01/30/2003	06, 07, 12

BELARUS	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	20064040	12/05/2006	31486	01/14/2010	12

BELARUS	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	950700	05/10/1995	7024	09/22/1997	12

BELARUS	TENNECO		Tenneco Automotive Operating Company Inc.	93950	11/18/1993	1757	11/18/1993	07, 12

BELARUS	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	951303	09/22/1995	7981	02/09/1998	04, 06, 12, 16, 21, 35, 37, 41, 42

BELARUS	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	2728	06/07/1994	6553	07/03/1997	12

BELARUS	WALKER		Tenneco Automotive Operating Company Inc.	20001791	10/27/2000	16417	01/20/2003	006, 007

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
BENELUX	AIS		Tenneco Automotive Operating Company Inc.	901583	09/24/1997	633015	02/02/1999	007, 009, 041

BENELUX	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	0069786	05/02/1990	0482758	04/02/1991	12

BENELUX	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	0069787	05/02/1990	0474616	10/01/1990	12

BENELUX	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	877365	08/23/1996	0602029	08/01/1997	07

BENELUX	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	683951	05/21/1986	418892	05/21/1986	12

BENELUX	GAS-MATIC		Tenneco Automotive Operating Company Inc.	0668094	08/21/1984	0403941	05/23/1985	12

BENELUX	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	0019932	11/30/1971	0077819	12/01/1973	12

BENELUX	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	703955	10/19/1987	0435875	07/07/1988	12

BENELUX	MONROE		Tenneco Automotive Operating Company Inc.	0019454	10/09/1959	0076071	11/26/1971	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
BENELUX	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	077525	06/14/1994	0556902	05/02/1995	12

BENELUX	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	0966311	06/06/2000	0693092	12/03/2001	12

BENELUX	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	0976541	10/27/2000	0687562	10/01/2001	12

BENELUX	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	0019931	11/30/1971	0077818	11/30/1971	12

BENELUX	OUR MISSION IS GO		Tenneco Automotive Operating Company Inc.	1012365	06/06/2002	0731300	06/06/2002	40

BENELUX	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	623439	03/06/1978	350961	10/06/1978	12

BENELUX	RANCHO		Rancho Industries Europe B.V.	0729743	06/02/1989	0462055	06/02/1989	12

BENELUX	RANCHO SUSPENSION		Rancho Industries Europe B.V.	0729742	06/02/1989	0463952	06/02/1989	12

BENELUX	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	0645021	09/08/1981	0377280	07/01/1982	12

BENELUX	ROCO		Tenneco Marzocchi SRL	911043	06/13/2006	911043	07/19/2007	12, 28

BENELUX	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	0078808	02/22/1995	0572753	04/01/1996	12

BENELUX	TENNECO		Tenneco Automotive Operating Company Inc.	648145	02/10/1982	0378502	02/10/1982	07, 12

BENELUX	TENNECO		Tenneco Automotive Operating Company Inc.	855825	09/22/1995	0582665	09/22/1995	12

BENELUX	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	855826	09/22/1995	0582666	09/22/1995	12

BENELUX	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	0776276	02/20/1992	0511830	10/01/1992	012

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
BENELUX	WALKER		Tenneco Automotive Operating Company Inc.	587494	12/31/1971	106506	12/31/1971	007

BENELUX	WALKER & Design		Tenneco Automotive Operating Company Inc.	0635842	04/01/1980	0365137	04/01/1980	07, 08, 12

BERMUDA	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	46794	04/26/2007	46794	08/06/2008	12

BERMUDA	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	46795	04/26/2007	46795	08/26/2008	41

BERMUDA	TENNECO		Tenneco Automotive Operating Company Inc.	10001	11/22/1982	10001	06/01/1984	07

BERMUDA	TENNECO		Tenneco Automotive Operating Company Inc.	27947	06/07/1996	27947	02/12/1997	07

BERMUDA	TENNECO		Tenneco Automotive Operating Company Inc.	10003	11/22/1982	10003	06/01/1984	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
BOLIVIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	0007940	08/29/1996	67657C	09/22/1998	07

BOLIVIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	014508	10/18/1995	44940	07/21/1986

BOLIVIA	MONROE		Tenneco Automotive Operating Company Inc.	22632009	08/28/1949	56307a	09/28/1949

BOLIVIA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	SR068807	03/15/1963	51365A	04/30/1967	12

BOLIVIA	MYRIDE		Tenneco Automotive Operating Company Inc.	SM007008	01/04/2008	128675C	07/21/2011	09

BOLIVIA	RANCHO		Tenneco Automotive Operating Company Inc.	0013735	09/22/1997	73449C	07/19/1999	12

BOLIVIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	SM53672006	12/29/2006	116615C	12/09/2008	12

BOLIVIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	SR176306	02/23/1995	62951C	02/20/1997	12

BOLIVIA	TENNECO		Tenneco Automotive Operating Company Inc.	235607	09/22/1995	65453C	03/04/1998	06

BOLIVIA	TENNECO		Tenneco Automotive Operating Company Inc.	41622	04/21/1982	61499A	11/05/1982	12

BOLIVIA	TENNECO		Tenneco Automotive Operating Company Inc.	41620	04/21/1982	61500A	11/05/1982	07

BOLIVIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	235707	09/22/1995	65548C	03/17/1998	06

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
BOLIVIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	235507	09/22/1995	65547C	03/17/1998	12

BOSNIA	TENNECO		Tenneco Automotive Operating Company Inc.	BAZ026015A	06/18/2002	BAZ026015	08/07/2007	07, 12

BOSNIA	WALKER		Tenneco Automotive Operating Company Inc.	BAZ972517A	11/26/1997	BAZ972517	03/28/2003	007

BOSNIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	BAZ972516A	11/26/1997	BAZ972516	03/28/2003	07

BOTSWANA	TENNECO		Tenneco Automotive Operating Company Inc.	SA11647	09/29/1982	SA11647	07/22/1991	07

BOTSWANA	TENNECO		Tenneco Automotive Operating Company Inc.	SA11648	09/29/1982	SA11648	07/22/1991	12

BRAZIL	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	816109915	04/02/1991	816109915	06/23/1992	7

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
BRAZIL	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	819872431	04/02/1997	819872431	07/27/1999	07

BRAZIL	GAS-PREMIUM		Tenneco Automotive Operating Company Inc.	816968411	11/27/1992	816968411	12/19/1995

BRAZIL	LIMITED EDITION		Tenneco Automotive Operating Company Inc.	818012854	08/29/1994	818012854	06/22/1999	37

BRAZIL	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	868440	07/11/1968	007104502	07/25/1979	07

BRAZIL	MAX-AIR		Tenneco Automotive Operating Company Inc.	810643707	10/08/1981	810643707	09/20/1983

BRAZIL	MONROE		Tenneco Automotive Operating Company Inc.	003049965	01/02/1953	003049965	02/03/1965

BRAZIL	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	810709880	12/08/1981	810709880	08/30/1983	07

BRAZIL	MONROE GAS-MATIC & Design		Tenneco Automotive Operating Company Inc.	814899455	06/14/1989	814899455	05/21/1991	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
BRAZIL	MONROE SAFE CHECK & Design		Tenneco Automotive Operating Company Inc.	900865202	04/17/2008			09

BRAZIL	MONROE SAFE CHECK & Design		Tenneco Automotive Operating Company Inc.	900864397	04/17/2008			12

BRAZIL	MONRO-MAGNUM		Tenneco Automotive Operating Company Inc.	810651602	10/19/1981	810651602	07/19/1983	07

BRAZIL	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	583210	03/15/1963	004519957	01/21/1984	07

BRAZIL	MONRO-MAX		Tenneco Automotive Operating Company Inc.	19175M71	11/04/1971	007027826	11/25/1979	07

BRAZIL	MYRIDE		Tenneco Automotive Operating Company Inc.	829495290	01/16/2008			09

BRAZIL	OUR MISSION IS GO		Tenneco Automotive Operating Company Inc.	825152275	01/06/2003	825152275	05/02/2007	40

BRAZIL	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	780123077	05/02/1978	780123077	08/14/1984	07

BRAZIL	RANCHO		Tenneco Automotive Operating Company Inc.	819340901	07/05/1996	819340901	04/27/2004	12

BRAZIL	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	829677895	05/06/2008	829677895	09/08/2010	12

BRAZIL	SOLID SCR		Tenneco Automotive Operating Company Inc.	830932763	04/06/2011			12

BRAZIL	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	830931635	04/01/2011			12

BRAZIL	TENNECO		Tenneco Automotive Operating Company Inc.	810819783	04/16/1982	810819783	11/01/1983	07

BRAZIL	TENNECO		Tenneco Automotive Operating Company Inc.	810819775	04/16/1982	810819775	11/01/1983	07

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
BRAZIL	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	818783516	09/22/1995	818783516	03/23/2004	12

BRAZIL	WALKER		Tenneco Automotive Operating Company Inc.	964172	06/13/1972	006675905	05/10/1978	007

BRAZIL	XNOX		Tenneco Automotive Operating Company Inc.	830774696	10/25/2010			007

BRITISH VIRGIN ISLANDS	MYRIDE		Tenneco Automotive Operating Company Inc.	5413	03/02/2011	5413	06/12/2011	09

BRITISH VIRGIN ISLANDS	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	4731	07/25/2007	4731	04/06/2008	06

BRITISH VIRGIN ISLANDS	TENNECO		Tenneco Automotive Operating Company Inc.	1631	10/09/1995	2933	08/12/1996	08, 14, 21, 39, 50

BRITISH VIRGIN ISLANDS	TENNECO		Tenneco Automotive Operating Company Inc.	1978	11/26/1982	1978	03/28/1983	07

BRITISH VIRGIN ISLANDS	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	1632	10/10/1995	2934	10/10/1995	08, 12, 14, 39, 50

BRUNEI	TENNECO		Tenneco Automotive Operating Company Inc.	25316	09/25/1995	20582	09/25/1995	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
BRUNEI	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	25313	09/25/1995	20767	09/25/1995	12

BULGARIA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	17647	11/13/1991	21149	07/26/1993	12

BULGARIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	35955	08/28/1996	31117	07/21/1997	07

BULGARIA	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	25688	11/30/1993	24166	07/06/1994	12

BULGARIA	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	25687	11/30/1993	24357	08/11/1994	12

BULGARIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	24475	06/18/1993	22671	02/10/1994	12

BULGARIA	MONROE		Tenneco Automotive Operating Company Inc.	17648	11/13/1991	21150	07/26/1993	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
BULGARIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	17646	11/13/1991	21148	07/26/1993	12

BULGARIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	51981	10/30/2000	41378	02/01/2002	12

BULGARIA	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	25686	11/30/1993	24356	08/11/1994	12

BULGARIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	31160	06/14/1995	27692	02/27/1996	12

BULGARIA	TENNECO		Tenneco Automotive Operating Company Inc.	32347	09/22/1995	28519	06/24/1996	04, 06, 12, 16, 21

BULGARIA	TENNECO		Tenneco Automotive Operating Company Inc.	444	04/26/1982	13692	12/01/1982	07, 12

BULGARIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	32345	09/22/1995	28518	06/24/1996	04, 06, 12, 16, 21

BULGARIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	24298	05/31/1993	22219	12/03/1993	012

BULGARIA	WALKER		Tenneco Automotive Operating Company Inc.	16457	09/12/1991	23403	10/03/1994	006

BULGARIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	16456	09/12/1991	23402	10/03/1994	06

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
BURMA (MYANMAR)	TENNECO		Tenneco Automotive Operating Company Inc.	498897	09/18/1997	498897	10/06/1997	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

BURMA (MYANMAR)	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	41581995	09/22/1995	41581995	09/22/1995	004, 006, 012, 016, 021, 035, 037, 039, 041, 042

BURUNDI	GAS-MATIC		Tenneco Automotive Operating Company Inc.	814866455	11/07/1985	2126BUR	03/04/1985

BURUNDI	TENNECO		Tenneco Automotive Operating Company Inc.	3045BUR	09/25/1995	3045BUR	09/25/1995

BURUNDI	TENNECO		Tenneco Automotive Operating Company Inc.	1906	10/25/1982	1906	10/25/1982

CAMBODIA	MYRIDE		Tenneco Automotive Operating Company Inc.	30024	09/07/2007	2850608	05/07/2008	09

CAMBODIA	RANCHO		Tenneco Automotive Operating Company Inc.	29692	12/20/2007	2833308	04/08/2008	12

CANADA	4 MORE & Design		Tenneco Automotive Operating Company Inc.	1397797	06/02/2008	TMA757369	01/20/2010	*

CANADA	ABSORBITE		Tenneco Automotive Operating Company Inc.	543529	06/10/1985	TMA314502	05/23/1986	*

CANADA	CALCAT		Tenneco Automotive Operating Company Inc.	1533757	06/29/2011			*

CANADA	CARLINE		Tenneco Canada Inc.	282264	05/11/1964	TMA138379	12/04/1964	*, **

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CANADA	CARLINE & Design		Tenneco Automotive Operating Company Inc.	437885	04/03/1979	TMA268294	04/16/1982	*, **

CANADA	CARLINE & Design		Tenneco Canada Inc.	437884	04/03/1979	TMA265231	12/18/1981	*, **

CANADA	DESIGN (Bird Head)		Tenneco Automotive Operating Company Inc.	378404	09/03/1974	TMA207694	06/20/1975	*

CANADA	DESIGN (G with Bird Head)		Tenneco Automotive Operating Company Inc.	563647	05/30/1986	TMA329217	06/26/1987	*

CANADA	DESIGN (Plaid)		Tenneco Automotive Operating Company Inc.	533936	01/02/1985	TMA320614	11/14/1986	*

CANADA	DYNOMAX		Tenneco Automotive Operating Company Inc.	1351223	06/12/2007	TMA725279	10/03/2008	*

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CANADA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	824,846	10/02/1996	483,943	10/10/1997	*

CANADA	ECONO-MATIC		Tenneco Automotive Operating Company Inc.	1456961	10/28/2009	TMA779662	10/13/2010	*

CANADA	ERIS		Tenneco Automotive Operating Company Inc.	1097758	03/28/2001	TMA575353	02/11/2003

CANADA	EXHAUST MATE & Design		Tenneco Automotive Operating Company Inc.	1498424	10/04/2010			*

CANADA	EXHAUST-MATE		Tenneco Automotive Operating Company Inc.	1503659	11/12/2010			*

CANADA	EXPERT PLUS		Tenneco Automotive Operating Company Inc.	1391678	04/16/2008	TMA800799	06/23/2011	*, **

CANADA	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	1479808	05/05/2010	TMA807114	09/21/2011	*

CANADA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	496581	12/21/1982	291639	06/08/1984

CANADA	GRIPPER		Tenneco Automotive Operating Company Inc.	1,110,339	07/23/2001	654,631	12/07/2005

CANADA	HUSH		Tenneco Automotive Operating Company Inc.	342496	05/06/1971	TMA194083	09/14/1973

CANADA	HUSH THRUSH		Tenneco Automotive Operating Company Inc.	1390962	04/11/2008	TMA746311	08/26/2009

CANADA	HUSH THRUSH TURBO		Tenneco Automotive Operating Company Inc.	563472	05/28/1986	TMA330693	07/31/1987

CANADA	IMPORTTURBO		Tenneco Automotive Operating Company Inc.			296838	11/09/1999	*

CANADA	IMX		Tenneco Automotive Operating Company Inc.	614039	08/29/1988	TMA364207	01/12/1990

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CANADA	L’ATELIER DUE SILENCIEUX & Design		Tenneco Automotive Operating Company Inc.	440402	06/01/1979	271827	08/13/1982	*

CANADA	LITTLE QUICKBEND		Tenneco Automotive Operating Company Inc.	499906	03/08/1983	285201	11/25/1983	*

CANADA	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	250091	03/25/1959	TMA115787	10/30/1959

CANADA	MAD HOT		Tenneco Automotive Operating Company Inc.	1,542,282	09/06/2011			*

CANADA	MAKING HOT RODS HOTTER, SINCE 1966		Tenneco Automotive Operating Company Inc.	1390961	04/11/2008	TMA746309	08/26/2009	*

CANADA	MAX-AIR		Tenneco Automotive Operating Company Inc.	361487	02/15/1973	TMA208651	08/08/1975

CANADA	MAX-LIFT		Tenneco Automotive Operating Company Inc.	721180	01/25/1993	TMA426521	04/22/1994

CANADA	MEGA-CLAMP		Tenneco Automotive Operating Company Inc.	1093509	02/21/2001	TMA597078	12/10/2003

CANADA	MEGA-FLOW		Tenneco Automotive Operating Company Inc.	1137832	04/17/2002	TMA608036	04/20/2004

CANADA	MEGA-FLOW NOISE BRAKER		Tenneco Automotive Operating Company Inc.	1101330	04/27/2001	TMA628573	12/17/2004

CANADA	MONROE		Tenneco Automotive Operating Company Inc.	306460	07/17/1967	155588	02/16/1983

CANADA	MONROE		Tenneco Automotive Operating Company Inc.	1181765	06/17/2003	TMA656387	01/11/2006

CANADA	MONROE		Tenneco Automotive Operating Company Inc.	1432872	03/30/2009	TMA770330	06/21/2010	*

CANADA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	395158	03/01/1976	TMA220668	05/20/1977	*

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CANADA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	1181766	06/17/2003	TMA659014	02/15/2006	*

CANADA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	1275054	10/07/2005	TMA725690	10/09/2008	*

CANADA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	1432871	03/30/2009	TMA770337	06/21/2010	*

CANADA	MONROE BRAKES & Design (New Wing)		Tenneco Automotive Operating Company Inc.	1360072	08/16/2007	TMA729931	12/02/2008	*

CANADA	MONROE CERAMICS		Tenneco Automotive Operating Company Inc.	1257228	05/11/2005	TMA672112	09/07/2006	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CANADA	MONROE DYNAMICS		Tenneco Automotive Operating Company Inc.	1257226	05/11/2005	TMA716959	06/19/2008	*, **

CANADA	MONROE GRIPPER & Design (New Wing)		Tenneco Automotive Operating Company Inc.	0467467	03/25/1981	TMA267600	03/26/1982	*

CANADA	MONROE HEAVY DUTY & Design		Tenneco Automotive Operating Company Inc.	1172248	04/14/2003	TMA652819	11/16/2005	*

CANADA	MONROE INVISION		Tenneco Automotive Operating Company Inc.	1374839	12/05/2007	TMA729664	11/27/2008	*

CANADA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	1476804	04/13/2010	TMA807115	09/21/2011	*

CANADA	MONROE SAFETY CENTERS		Tenneco Automotive Operating Company Inc.	1275055	10/07/2005	TMA724177	09/23/2008	*

CANADA	MONRO-MAGNUM		Tenneco Automotive Operating Company Inc.	407377	02/16/1977	TMA235241	08/17/1979	*

CANADA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	306464	07/17/1967	155589	02/16/1968	*

CANADA	MONRO-MAX		Tenneco Automotive Operating Company Inc.	347054	10/18/1971	TMA208516	08/01/1975	*

CANADA	OUR MISSION IS GO		Tenneco Automotive Operating Company Inc.	1142923	06/05/2002	TMA683576	03/14/2007	*

CANADA	PRO LINE		Tenneco Automotive Operating Company Inc.	432047	10/31/1978	294721	09/07/1984	*

CANADA	PRO PLUS		Tenneco Automotive Operating Company Inc.	536612	02/18/1985	315415	06/20/1986	*

CANADA	QUICK STRUT		Tenneco Automotive Operating Company Inc.	1188712	08/27/2003	TMA666454	06/21/2006	*

CANADA	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	1299350	04/26/2006	TMA738744	04/24/2009	*

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CANADA	QUIET-FLOW		Tenneco Automotive Operating Company Inc.	1476803	04/13/2010	TMA806502	09/12/2011	*

CANADA	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	402684	09/28/1976	TMA235385	08/24/1979	*

CANADA	RANCHO		Tenneco Automotive Operating Company Inc.	858932	10/17/1997	508681	03/02/1999	*

CANADA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	1330211	01/04/2007	TMA747701	09/15/2009	*

CANADA	RANCHO SUSPENSION & Design		Tenneco Automotive Operating Company Inc.	0616174	09/29/1988	TMA362353	11/03/1989	WAR

CANADA	RED BULLET		Tenneco Automotive Operating Company Inc.	546157	07/15/1985	321983	12/19/1986	WAR

CANADA	REFLEX		Tenneco Automotive Operating Company Inc.	1489723	07/22/2010	TMA806713	09/14/2011	WAR

CANADA	SAFE & SOUND		Tenneco Automotive Operating Company Inc.	1387410	03/14/2008	TMA747753	09/16/2009	*

CANADA	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	1189569	09/03/2003	TMA715485	05/29/2008	*, **

CANADA	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	1275048	10/07/2005	TMA725688	10/09/2008	*

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CANADA	SAVE A SQUIRREL Logo		Tenneco Automotive Operating Company Inc.	1398593	06/09/2008			*

CANADA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	776058	02/22/1995	TMA452261	12/22/1995	WAR

CANADA	SOLID SCR		Tenneco Automotive Operating Company Inc.	1485159	06/15/2010			*

CANADA	STARLA		Tenneco Automotive Operating Company Inc.	1401648	07/02/2008	TMA780463	10/25/2010	*

CANADA	STREET LETHAL		Tenneco Automotive Operating Company Inc.	1188711	08/27/2003	TMA648587	09/20/2005	*

CANADA	STRUT-MATE		Tenneco Automotive Operating Company Inc.	1476809	04/13/2010	TMA807113	09/21/2011	*

CANADA	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	1533340	06/27/2011

CANADA	TENNECO		Tenneco Automotive Operating Company Inc.	1432867	03/30/2009			*

CANADA	TENNECO		Tenneco Automotive Operating Company Inc.	475960	09/24/1981	TMA271239	07/23/1982	*

CANADA	TENNECO		Tenneco Automotive Operating Company Inc.	475962	09/24/1981	TMA271058	07/16/1982	*

CANADA	TENNECO		Tenneco Automotive Operating Company Inc.	793228	09/22/1995	TMA501483	09/30/1998	1

CANADA	TENNECO		Tenneco Automotive Operating Company Inc.	296379	04/15/1966	TMA164560	08/08/1969	*

CANADA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	1,432,869	03/30/2009			*

CANADA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	793227	09/21/1995	501705	10/02/1998	*

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CANADA	TENNECO T3CHTOUR & Design		Tenneco Automotive Operating Company Inc.	1436439	04/29/2009	TMA790931	02/16/2011	*

CANADA	TENNECO TECHNOLOGY TOUR		Tenneco Automotive Operating Company Inc.	1436436	04/29/2009	TMA790932	02/16/2011	*

CANADA	THE MUFFLER BAY & Design		Tenneco Canada Inc.	440401	06/01/1979	TMA271826	08/13/1982	*

CANADA	THE ROAD SENSING ONE		Tenneco Automotive Operating Company Inc.	726227	04/07/1993	TMA424850	03/04/1994	*

CANADA	THE ROAD SENSING ONE & Design		Tenneco Automotive Operating Company Inc.	738013	09/30/1993	TMA439201	02/10/1995	*

CANADA	THRUSH		Tenneco Automotive Operating Company Inc.	193068	11/09/1965	TMA147024	09/09/1966	*

CANADA	THRUSH CALIFORNIA TURBO MUFFLER		Tenneco Automotive Operating Company Inc.	504111	05/25/1983	296356	10/26/1984	*

CANADA	THRUSH CLASSIC		Tenneco Automotive Operating Company Inc.	546712	07/30/1985	TMA340187	05/13/1988	*

CANADA	THRUSH QUICKBEND & Design		Tenneco Automotive Operating Company Inc.	489394	07/09/1982	293207	07/20/1984	*

CANADA	THRUSH SILENCER		Tenneco Automotive Operating Company Inc.	563461	05/28/1986	TMA325988	04/10/1987	*

CANADA	TRU FIT		Tenneco Automotive Operating Company Inc.	470271	05/21/1981	TMA267126	03/05/1982	*

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CANADA	TURBO 400 & Design		Tenneco Automotive Operating Company Inc.	563460	05/28/1986	TMA333447	10/23/1987	*

CANADA	TURBOPOWER		Tenneco Automotive Operating Company Inc.	504664	06/03/1983	290284	04/27/1984	*

CANADA	VINTAGE SOUND...TODAY’S POWER		Tenneco Automotive Operating Company Inc.	1390963	04/11/2008	TMA758058	01/27/2010	*

CANADA	WALKER		Tenneco Automotive Operating Company Inc.	245008	03/28/1958	TMA135847	05/22/1964	1

CANADA	WALKER & Design		Tenneco Automotive Operating Company Inc.	283559	07/15/1964	TMA143874	02/11/1966	*

CANADA	WALKER ADVANTAGE		Tenneco Automotive Operating Company Inc.	543528	06/10/1985	314451	05/23/1986	*

CANADA	WALKER HEAVY DUTY & Design		Tenneco Automotive Operating Company Inc.	1172249	04/14/2003	TMA652831	11/16/2005	*

CANADA	WALKER HEAVY DUTY MONROE & Design		Tenneco Automotive Operating Company Inc.	1172250	04/14/2003	TMA652832	11/16/2005	*

CANADA	WALKER INVISION		Tenneco Automotive Operating Company Inc.	1387196	03/13/2008	TMA746307	08/26/2009	*

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CANADA	WALKER ULTRA and Design		Tenneco Automotive Operating Company Inc.	1525578	04/29/2011			*

CANADA	XNOX		230782 - Tenneco Automotive Operating Company, Inc.	1506154	12/02/2010

CHILE	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	354196	09/04/1996	800470	06/04/1997	07

CHILE	FRIC-ROT		Tenneco Automotive Operating Company Inc.	810017	10/10/1997	839734	01/27/1998	06, 07, 09, 12, 17

CHILE	GAS-MATIC		Tenneco Automotive Operating Company Inc.	727998	05/15/1985	775732	11/15/1985

CHILE	MONROE		Tenneco Automotive Operating Company Inc.	12658B	08/06/1963	696275	11/28/1963

CHILE	MONROE MAGNUM PLUS & Design		Tenneco Automotive Operating Company Inc.	572069	01/17/1992	639453	06/19/1992	12

CHILE	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	12659	08/06/1963	696274	11/28/1963	12

CHILE	MYRIDE		Tenneco Automotive Operating Company Inc.	804404	01/22/2008	827555	09/16/2008	09

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CHILE	RANCHO		Tenneco Automotive Operating Company Inc.	336014	03/04/1996	783791	01/20/1997	12

CHILE	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	754912	12/12/2006	791870	07/10/2007	12

CHILE	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	300324	02/24/1995	756346	01/22/1996	12

CHILE	TENNECO		Tenneco Automotive Operating Company Inc.	834463	09/22/1995	841623	10/23/1998	06, 12

CHILE	TENNECO		Tenneco Automotive Operating Company Inc.	923491	06/21/2000	578663	10/10/2000	07, 12

CHILE	TENNECO		Tenneco Automotive Operating Company Inc.	101744	02/12/1982	691587	04/05/1982	07, 12

CHILE	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	320573	09/22/1995	550846	10/22/1999	04, 06, 12, 16, 21

CHINA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	960111598	10/03/1996	1163088	03/28/1998	12

CHINA	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	4192594	07/28/2004	4192594	01/07/2007	12

CHINA	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	4192587	07/28/2004	4192587	01/07/2007	07

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CHINA	GAS-MAGNUM (in Chinese Characters)		Tenneco Automotive Operating Company Inc.	4192588	07/28/2004	4192588	11/14/2006	07

CHINA	GAS-MAGNUM (in Chinese Characters)		Tenneco Automotive Operating Company Inc.	4192595	07/28/2004	4192595	11/14/2006	12

CHINA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	4270752	09/15/2004	4270752	02/28/2007	012

CHINA	MAX-LIFT		Tenneco Automotive Operating Company Inc.	9800029617	04/02/1998	1327076	10/21/1999

CHINA	MONROE		Tenneco Automotive Operating Company Inc.	8844094	12/05/1988	503684	11/10/1989

CHINA	MONROE		Tenneco Automotive Operating Company Inc.	90022569	06/11/1990	555935	06/20/1991	12

CHINA	MONROE & Design (In Complex Chinese)		Tenneco Automotive Operating Company Inc.	9800111395	09/29/1998	1388329	04/21/2000	12

CHINA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	90022559	06/11/1990	555936	06/20/1991	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CHINA	MONROE & Design (New Wing) (in New Chinese)		Tenneco Automotive Operating Company Inc.	1119148	10/14/1997	1119148	10/14/1997	12

CHINA	MONROE (In Chinese Characters)		Tenneco Automotive Operating Company Inc.	4192578	07/28/2004	4192578	11/14/2006	12

CHINA	MONROE (In Mandarin)		Tenneco Automotive Operating Company Inc.	46032	11/10/1989	503685	11/10/1989	12

CHINA	MONROE (In Meng Nuo)		Tenneco Automotive Operating Company Inc.	960110165	09/28/1996	1119149	10/14/1997	12

CHINA	MONROE (Meng Nuo In Simplified Chinese)		Tenneco Automotive Operating Company Inc.	9800111398	09/29/1998	1388330	04/21/2000	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CHINA	MONROE REFLEX & Design		Tenneco Automotive Operating Company Inc.	na	12/29/2011			12

CHINA	MYRIDE		Tenneco Automotive Operating Company Inc.	6430275	12/11/2007	6430275	03/28/2010	09

CHINA	RANCHO		Tenneco Automotive Operating Company Inc.	2001071011	04/29/2001	1803142	07/07/2002	07

CHINA	RANCHO		Tenneco Automotive Operating Company Inc.	2001085454	05/24/2001	2023216	09/14/2004	12

CHINA	RANCHO (in Chinese characters)		Tenneco Automotive Operating Company Inc.	4192602	07/28/2004	4192602	11/14/2006	07

CHINA	RANCHO (in Chinese characters)		Tenneco Automotive Operating Company Inc.	4192593	07/28/2004	4192593	11/14/2006	12

CHINA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	5770533	12/07/2006	5770533	09/14/2009	12

CHINA	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	2001071024	04/29/2001	2023878	04/21/2005	07

CHINA	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	2001085455	05/24/2001	2023208	09/14/2004	12

CHINA	REFLEX		Tenneco Automotive Operating Company Inc.	na	12/29/2011			12

CHINA	REFLEX		Tenneco Automotive Operating Company Inc.	4192601	07/28/2004	4192601	12/21/2006	07

CHINA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	950126686	10/10/1995	982555	04/14/1997	12

CHINA	SENSA-TRAC (In Chinese Characters)		Tenneco Automotive Operating Company Inc.	4192577	07/28/2004	4192577	11/14/2006	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CHINA	SENSA-TRAC (In Chinese Characters)		Tenneco Automotive Operating Company Inc.	4192603	07/28/2004	4192603	11/14/2006	07

CHINA	SOLID SCR		Tenneco Automotive Operating Company Inc.	9308181	04/07/2011			07

CHINA	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	8309689	05/19/2010			07

CHINA	TENNECO		Tenneco Automotive Operating Company Inc.	4192590	07/28/2004	4192590	01/21/2009	07

CHINA	TENNECO		Tenneco Automotive Operating Company Inc.	93111845	11/17/1993	780582	10/07/1995	12

CHINA	TENNECO		Tenneco Automotive Operating Company Inc.	950119469	09/21/1995	982558	04/14/1997	12

CHINA	TENNECO		Tenneco Automotive Operating Company Inc.	95014797	02/15/1995	904147	11/28/1996	17

CHINA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	950119479	09/21/1995	982556	04/14/1997	12

CHINA	TENNECO & Design (Horizon) (In Chinese)		Tenneco Automotive Operating Company Inc.	950119484	09/21/1995	982557	04/14/1997	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CHINA	TENNECO (in Chinese characters)		Tenneco Automotive Operating Company Inc.	4192589	07/28/2004	4192589	11/14/2006	007

CHINA	TENNECO (in Chinese characters)		Tenneco Automotive Operating Company Inc.	4192576	07/28/2004	4192576	01/21/2009	012

CHINA	TENNECO (In Chinese)		Tenneco Automotive Operating Company Inc.	950119474	09/21/1995	982559	04/14/1997	12

CHINA	THRUSH		Tenneco Automotive Operating Company Inc.	10308495	12/15/2011			12

CHINA	WALKER		Tenneco Automotive Operating Company Inc.	4192599	07/28/2001	4192599	12/21/2006	007

CHINA	WALKER & Design		Tenneco Automotive Operating Company Inc.	4192600	07/28/2004	4192600	12/21/2006	07

CHINA	WALKER & Design (in Chinese characters)		Tenneco Automotive Operating Company Inc.	960050164	04/22/1996	1060554	07/21/1997	12

CHINA	WALKER & Design (in Chinese characters)		Tenneco Automotive Operating Company Inc.	960050165	04/22/1996	1060555	07/21/1997	012

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CHINA	WAN LI LU & Design (MONROE in Chinese)		Tenneco Automotive Operating Company Inc.	913155	01/01/1991	578249	01/10/1992	012

CHINA	XNOX		Tenneco Automotive Operating Company Inc.	8666657	09/14/2010	8666657	09/28/2011	007

COLOMBIA	AXIOS		Tenneco Automotive Operating Company Inc.	03007023	01/31/2003	285879	07/29/2004	12

COLOMBIA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	339374	04/05/1991	145250	11/17/1993	12

COLOMBIA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	339373	04/05/1991	145249	11/17/1993	37

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
COLOMBIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	96046887	09/03/1996	203117	11/19/1997	07

COLOMBIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	249260	09/27/1985	126062	12/06/1988	12

COLOMBIA	LIMITED EDITION		Tenneco Automotive Operating Company Inc.	94041071	09/13/1994	172846	01/31/1995	42

COLOMBIA	MONROE		Tenneco Automotive Operating Company Inc.	92151686	02/17/1960	46794	08/23/1960	12

COLOMBIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	92325158	07/11/2000	109825	07/11/1985	12

COLOMBIA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	92291348	08/13/1993	55316	10/29/1993	12

COLOMBIA	MYRIDE		Tenneco Automotive Operating Company Inc.	08004955	01/21/2008	360417	07/25/2008	09

COLOMBIA	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	92319563	05/20/1981	107892	04/11/1985	12

COLOMBIA	RANCHO		Tenneco Automotive Operating Company Inc.	97058254	10/06/1997	211348	08/11/1998	12

COLOMBIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	06127437	12/20/2006	335175	07/05/2007	12

COLOMBIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	95007845	02/28/1995	176456	06/30/1995	12

COLOMBIA	TENNECO		Tenneco Automotive Operating Company Inc.	208837	02/10/1982	110093	10/09/1984	07

COLOMBIA	TENNECO		Tenneco Automotive Operating Company Inc.	208838	02/11/1982	106947	08/30/1984	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
COLOMBIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	95044551	09/26/1995	188344	08/15/1996	12

CONGO	GAS-MATIC		Tenneco Automotive Operating Company Inc.	NP822ZAI96	11/22/1996	RMRDC11532005	11/22/1996	12

COSTA RICA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	100363	08/22/1996	100363	03/14/1997	07

COSTA RICA	MONROE		Tenneco Automotive Operating Company Inc.	65952	11/28/1985	65952	11/28/1985	12

COSTA RICA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	20020005337	08/06/2002	171789	12/03/2007	12

COSTA RICA	MYRIDE		Tenneco Automotive Operating Company Inc.	20080004369	05/09/2008	181150	10/24/2008	09

COSTA RICA	RANCHO		Tenneco Automotive Operating Company Inc.	19970008187	11/04/1997	107800	06/10/1998	12

COSTA RICA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	20070000495	01/18/2007	193281	07/31/2009	12

COSTA RICA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	128999	08/18/1995	96091	08/14/1996	12

COSTA RICA	TENNECO		Tenneco Automotive Operating Company Inc.	20063708	05/03/2006	189468	04/30/2009	07

COSTA RICA	TENNECO		Tenneco Automotive Operating Company Inc.	54165	09/22/1995	98077	12/02/1996	12

COSTA RICA	TENNECO		Tenneco Automotive Operating Company Inc.	19006156212	05/26/1982	61562	12/14/1982	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CROATIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	014139	09/06/1993	Z932682	01/27/1997	12

CROATIA	TENNECO		Tenneco Automotive Operating Company Inc.	960379	04/04/1996	960379	04/09/1997	007, 012

CROATIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	381-04/93-01/4140	09/06/1993	Z932683	02/28/1997	12

CROATIA	WALKER		Tenneco Automotive Operating Company Inc.	Z971740A	11/21/1997	Z971740	11/21/1997	07

CROATIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	Z971741A	11/21/1997	Z971741	11/21/1997	007

CUBA	MONROE		Tenneco Automotive Operating Company Inc.	196599	12/11/1959	106108	04/01/1963	12

CUBA	TENNECO		Tenneco Automotive Operating Company Inc.	25086	06/25/1986	116330	06/25/1986	07

CUBA	TENNECO		Tenneco Automotive Operating Company Inc.	25186	06/25/1986	116331	06/25/1986	12

CYPRUS	RANCHO		Tenneco Automotive Operating Company Inc.	73898	06/11/2007	73898	11/21/2011	12

CYPRUS	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	44091	12/04/1995	44091	04/02/1999	12

CYPRUS	TENNECO		Tenneco Automotive Operating Company Inc.	44942	04/02/1996	44942	03/03/2000	07

CYPRUS	TENNECO		Tenneco Automotive Operating Company Inc.	23043	10/05/1982	23043	10/05/1982	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CYPRUS	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	43828	11/13/1995	43828	02/26/1999	07

CYPRUS	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	43466	09/22/1995	43466	10/22/1998	12

CZECH REPUBLIC	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	65670	12/31/1991	176081	05/04/1994	12

CZECH REPUBLIC	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	120702	03/24/1997	210576	06/29/1998	007

CZECH REPUBLIC	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	9382161	08/26/1993	188794	03/19/1996	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CZECH REPUBLIC	GAS-MATIC		Tenneco Automotive Operating Company Inc.	65699	01/03/1992	173469	09/02/1993	012

CZECH REPUBLIC	GAS-MATIC		Tenneco Automotive Operating Company Inc.	9382160	08/26/1993	188793	03/19/1996

CZECH REPUBLIC	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	9382158	08/26/1993	188791	03/19/1996	12

CZECH REPUBLIC	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	81858	08/12/1993	189341	04/29/1996	12

CZECH REPUBLIC	MICHEL ALU		Tenneco Automotive Operating Company Inc.	150825	01/13/2000	231299	02/21/2001

CZECH REPUBLIC	MONROE		Tenneco Automotive Operating Company Inc.	65666	12/31/1991	176077	05/04/1994	12

CZECH REPUBLIC	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	65668	12/31/1991	176078	05/04/1994	12

CZECH REPUBLIC	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	O160560	10/31/2000	240180	01/25/2002	12

CZECH REPUBLIC	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	65669	12/31/1991	176079	05/04/1994	12

CZECH REPUBLIC	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	9382159	08/26/1993	188792	03/19/1996	12

CZECH REPUBLIC	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	100126	05/12/1995	195567	11/26/1996	12

CZECH REPUBLIC	TENNECO		Tenneco Automotive Operating Company Inc.	52760	07/22/1982	166351	10/13/1986	27, 29, 31, 01, 02, 03, 04, 05, 07, 09, 12, 13, 14, 16, 20, 21, 24, 25

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
CZECH REPUBLIC	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	104122	09/22/1995	205245	11/10/1997	12

CZECH REPUBLIC	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	81859	08/12/1993	189342	04/29/1996	12

CZECH REPUBLIC	WALKER		Tenneco Automotive Operating Company Inc.	63582	09/06/1991	174573	01/12/1994	006

CZECH REPUBLIC	WALKER & Design		Tenneco Automotive Operating Company Inc.	63583	09/06/1991	174572	01/12/1994	06

DEM REPUBLIC OF CONGO	TENNECO		Tenneco Automotive Operating Company Inc.	NP554RDC2003	12/19/2003	100302003	07/03/2004	12

DENMARK	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	VA199003504	05/01/1990	VR199101566	03/08/1991	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
DENMARK	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	VA199003505	05/01/1990	VR199101567	03/08/1991	12

DENMARK	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	VA046601996	08/23/1996	VR199701442	03/28/1997	07

DENMARK	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	318186	05/20/1986	VR198703243	10/02/1987	12

DENMARK	GAS-MATIC		Tenneco Automotive Operating Company Inc.	VA198404679	08/27/1984	VR198601515	06/27/1986	12

DENMARK	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	VA027711962	08/14/1962	VR196300775	04/06/1993	12

DENMARK	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	VA198706992	10/22/1987	VR198905394	09/15/1989	12

DENMARK	MONROE		Tenneco Automotive Operating Company Inc.	305763	08/27/1963	VR196401074	04/04/1984	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
DENMARK	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	VA039201994	06/03/1994	VR199407087	10/21/1994	12

DENMARK	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	VA200002467	06/02/2000	VR200004041	08/29/2000	12

DENMARK	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	VA 004568 2000	11/01/2000	VR 000174 2001	01/09/2001	012

DENMARK	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	VA198103771	09/09/1981	VR198201042	03/05/1992	12

DENMARK	RANCHO		Tenneco Automotive Operating Company Inc.	066571989	09/11/1989	VR199209471	10/16/1992	12

DENMARK	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	066581989	09/11/1989	VR199209472	10/16/1992	12

DENMARK	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	357071	09/21/1971	VR197203155	09/29/1992	12

DENMARK	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	VA199501491	02/23/1995	VR199502578	04/21/1995	12

DENMARK	TENNECO		Tenneco Automotive Operating Company Inc.	VA198200543	02/08/1992	VR198202985	08/20/1982	12, 07

DENMARK	TENNECO		Tenneco Automotive Operating Company Inc.	VA199506939	09/15/1995	VR199506532	09/29/1995	12

DENMARK	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	VA069381995	09/15/1995	VR199506531	09/29/1995	12

DENMARK	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	VA199201179	02/18/1992	VR199401801	03/18/1994	12

DENMARK	WALKER		Tenneco Automotive Operating Company Inc.	38491978	09/12/1978	20531979	07/13/1979	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
DENMARK	WALKER & Design		Tenneco Automotive Operating Company Inc.	VA198001643	04/14/1980	VR198004414	11/27/1980	008, 012

DOMINICAN REPUBLIC	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	94164	09/25/1996	94164	12/15/1997	07

DOMINICAN REPUBLIC	MONROE		Tenneco Automotive Operating Company Inc.	11214	02/20/1960	11214	03/08/1960	12

DOMINICAN REPUBLIC	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	12632	04/04/1963	12632	04/04/1963	25

DOMINICAN REPUBLIC	MYRIDE		Tenneco Automotive Operating Company Inc.	200743745	12/18/2007	167556	06/16/2008	09

DOMINICAN REPUBLIC	RANCHO		Tenneco Automotive Operating Company Inc.	200741096	11/13/2007	165543	01/29/2008	12

DOMINICAN REPUBLIC	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	81518	09/23/1995	81518	01/15/1996	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
ECUADOR	AUTOK (Stylized)		Tenneco Automotive Operating Company Inc.	137939	10/06/2003	9452	01/23/2004	37

ECUADOR	AUTOK (Stylized)		Tenneco Automotive Operating Company Inc.	137937	10/06/2003	9450	01/23/2004	42

ECUADOR	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	23823	01/23/1991	6169	11/26/1991	20

ECUADOR	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	71233	08/23/1996	6016	02/11/1998	07

ECUADOR	GAS-MATIC		Tenneco Automotive Operating Company Inc.	291085	11/22/1985	6376	05/21/1986	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
ECUADOR	MONROE		Tenneco Automotive Operating Company Inc.	161	08/30/1963	301	06/29/1964	12

ECUADOR	MONROE CLUB		Tenneco Automotive Operating Company Inc.	137938	10/06/2003	9451	01/23/2004	35

ECUADOR	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	160	08/30/1963	299	06/29/1964	07

ECUADOR	MYRIDE		Tenneco Automotive Operating Company Inc.	192942	12/13/2007	456708	04/08/2008	09

ECUADOR	RANCHO		Tenneco Automotive Operating Company Inc.	65738	09/22/1997	65	12/29/1998	12

ECUADOR	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	178725	12/14/2006	590307	08/02/2007	12

ECUADOR	ROAD SENSOR		Tenneco Automotive Operating Company Inc.	4905394	07/18/1994	1560	11/15/1995	12

ECUADOR	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	54565	02/23/1995	142-97	02/26/1997	12

ECUADOR	TENNECO		Tenneco Automotive Operating Company Inc.	740	04/15/1982	1365	09/02/1982	07

ECUADOR	TENNECO		Tenneco Automotive Operating Company Inc.	750	04/15/1982	1381	09/02/1982	12

ECUADOR	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	61278	09/22/1995	127897	04/28/1997	06

ECUADOR	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	61277	09/22/1995	127897	04/28/1997	12

EGYPT	GAS-MATIC		Tenneco Automotive Operating Company Inc.	65131	01/15/1985	65131	04/14/1988	12

EGYPT	MYRIDE		Tenneco Automotive Operating Company Inc.	212047	01/30/2008			09

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
EGYPT	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	152131	06/23/2002	152131	04/18/2007	12

EGYPT	TENNECO		Tenneco Automotive Operating Company Inc.	60908	06/14/1982	60908	06/14/1982	07

EGYPT	TENNECO		Tenneco Automotive Operating Company Inc.	60909	06/14/1982	60909	06/14/1982	12

EGYPT	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	97518	09/21/1995	97518	01/16/2002	12

EL SALVADOR	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	E115091	05/27/1991	26Book75	04/21/1998	35

EL SALVADOR	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	363196	08/23/1996	179Bk60	09/12/1997	07

EL SALVADOR	MONROE		Tenneco Automotive Operating Company Inc.	E7658508	05/21/2008	153Book139	01/21/2009	12

EL SALVADOR	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	None	05/03/1963	11637	10/05/1964	12

EL SALVADOR	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	117995	05/09/1995	157 Book 54	05/26/1997	12

EL SALVADOR	TENNECO		Tenneco Automotive Operating Company Inc.	20060085147	04/25/1994	22Book79	11/08/1996	07

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
EL SALVADOR	TENNECO		Tenneco Automotive Operating Company Inc.	200600085145	04/25/1994	118L63F237238	11/08/1996	12

EL SALVADOR	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	1995004191	09/22/1995	111L74F223224	01/14/1997	12

ESTONIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	9601949	10/01/1996	25431	03/27/1998	07

ESTONIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	9308258	09/28/1993	18754	03/05/1996	12

ESTONIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	M200001617	10/26/2000	35445	12/19/2001	12

ESTONIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	9501099	05/15/1995	22156	01/29/1997	12

ESTONIA	TENNECO		Tenneco Automotive Operating Company Inc.	9303201	03/31/1993	10188	04/22/1994	07, 12

ESTONIA	TENNECO		Tenneco Automotive Operating Company Inc.	9502062	09/22/1995	22924	03/26/1997	06, 12, 16, 21, 35, 37, 39, 41, 42

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
ESTONIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	9502061	09/22/1995	22923	03/26/1997	04, 06, 12, 16, 21, 35, 37, 39, 42, 41

ESTONIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	9308259	09/28/1993	18156	01/11/1996	12

ESTONIA	WALKER		Tenneco Automotive Operating Company Inc.	01371	07/01/1994	19532	04/29/1996	06

ESTONIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	9401372	07/01/1994	19533	04/29/1996	006

ETHIOPIA	TENNECO		Tenneco Automotive Operating Company Inc.	760	11/04/1996	0825	11/04/1996	12

ETHIOPIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	507	11/01/1997	03064	11/01/1997	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

EUROPEAN UNION (CTM)	AIS		Tenneco Automotive Operating Company Inc.	000678755	11/13/1997	000678755	04/06/2001	07, 09, 41

EUROPEAN UNION (CTM)	CLEVEBALL		The Pullman Company	000357467	09/10/1996	000357467	03/16/1999	07, 12, 37

EUROPEAN UNION (CTM)	MONROE		Tenneco Automotive Operating Company Inc.	003306041	08/11/2003	003306041	03/24/2005	07, 12, 25

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
EUROPEAN UNION (CTM)	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	003309184	08/11/2003	003309184	03/03/2005	7, 12, 25

EUROPEAN UNION (CTM)	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	1925890	10/27/2000	1925890	01/14/2002	12

EUROPEAN UNION (CTM)	MYRIDE		Tenneco Automotive Operating Company Inc.	006532097	12/06/2007	006532097	11/27/2008	09

EUROPEAN UNION (CTM)	QUICK-STRUT		Tenneco Automotive Operating Company Inc.	008447088	07/23/2009	008447088	05/27/2011	12

EUROPEAN UNION (CTM)	RANCHO		Tenneco Automotive Operating Company Inc.	006409668	11/06/2007	006409668	10/17/2008	12

EUROPEAN UNION (CTM)	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	005524855	12/05/2006	005524855	01/18/2008	12

EUROPEAN UNION (CTM)	SAFETY TRIANGLE & Design (Steering Stopping Stability)		Tenneco Automotive Operating Company Inc.	002572444	02/11/2002	002572444	05/02/2003	12, 41

EUROPEAN UNION (CTM)	SOLID SCR		Tenneco Automotive Operating Company Inc.	009862012	04/01/2011	009862012	09/05/2011	7

EUROPEAN UNION (CTM)	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	007475701	12/09/2008	007475701	07/24/2009	07

EUROPEAN UNION (CTM)	XNOX		Tenneco Automotive Operating Company Inc.	009376369	09/15/2010	009376369	02/28/2011	007

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
FEDERATION OF RUSSIA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	145938	11/19/1991	108792	10/16/1992	12

FEDERATION OF RUSSIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	96711621	09/10/1996	166919	08/18/1998	07

FEDERATION OF RUSSIA	GILLET		Tenneco Automotive Operating Company Inc.	2003718590	09/25/2003	278839	11/23/2004

FEDERATION OF RUSSIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	93041316	08/23/1993	127512	06/16/1995

FEDERATION OF RUSSIA	MICHEL ALU		Tenneco Automotive Operating Company Inc.	2000700578	01/12/2000	203482	07/09/2001

FEDERATION OF RUSSIA	MONROE		Tenneco Automotive Operating Company Inc.	145945	11/19/1991	108361	10/12/1992	12

FEDERATION OF RUSSIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	145947	11/19/1991	108793	10/16/1992	12

FEDERATION OF RUSSIA	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	2000713311	06/05/2000	311664	04/25/2002	12

FEDERATION OF RUSSIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	2000727156	10/26/2000	223115	09/27/2002	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
FEDERATION OF RUSSIA	MYRIDE		Tenneco Automotive Operating Company Inc.	2007738836	12/11/2007	371419	02/05/2009	09

FEDERATION OF RUSSIA	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	145946	11/19/1991	107660	09/01/1992	12

FEDERATION OF RUSSIA	RANCHO		Tenneco Automotive Operating Company Inc.	97714285	09/24/1997	265490	03/18/2004	12

FEDERATION OF RUSSIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	2006735487	07/19/2006	342166	01/25/2008	012

FEDERATION OF RUSSIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	95704623	04/25/1995	143180	06/17/1996	12

FEDERATION OF RUSSIA	SOLID SCR		Tenneco Automotive Operating Company Inc.	2011709719	04/01/2011			07

FEDERATION OF RUSSIA	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	2011709380	03/30/2011			12

FEDERATION OF RUSSIA	TENNECO		Tenneco Automotive Operating Company Inc.	93950	04/23/1982	72903	04/23/1982	07, 12

FEDERATION OF RUSSIA	TENNECO		Tenneco Automotive Operating Company Inc.	95710691	09/22/1995	166908	08/18/1998	12

FEDERATION OF RUSSIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	95710694	09/22/1995	166909	08/18/1998	012

FEDERATION OF RUSSIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	93041317	08/23/1993	127513	06/16/1995	12

FEDERATION OF RUSSIA	WALKER		Tenneco Automotive Operating Company Inc.	142750	09/16/1991	105962	06/29/1992	06

FEDERATION OF RUSSIA	WALKER		Tenneco Automotive Operating Company Inc.	2000726427	10/19/2000	263570	02/11/2004	07, 12

FEDERATION OF RUSSIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	142749	09/16/1991	105961	06/29/1992	06

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
FEDERATION OF RUSSIA	XNOX		Tenneco Automotive Operating Company Inc.	2010731589	10/01/2010	442732	08/11/2011	007

FIJI	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	28135	09/04/1996	38970	11/23/1999	06

FIJI	MONROE		Tenneco Automotive Operating Company Inc.	24426	03/08/1993	36221	01/05/1995	22

FIJI	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	24424	03/08/1993	24424	10/08/1996	22

FIJI	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	24424	03/08/1993	24424	10/08/1996	22

FIJI	TENNECO		Tenneco Automotive Operating Company Inc.	27169	10/10/1995	38136	09/10/1998	06

FIJI	TENNECO		Tenneco Automotive Operating Company Inc.	27173	10/10/1995	38135	09/25/1998	13

FIJI	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	27175	10/10/1995	38137	10/28/1998	05

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
FIJI	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	27176	10/10/1995	38138	09/25/1998	06

FIJI	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	27177	10/10/1995	38134	09/25/1998	13

FINLAND	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	229890	05/02/1990	117366	03/05/1992	12

FINLAND	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	229990	05/02/1990	117367	03/05/1992	012

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
FINLAND	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	T199701055	03/12/1997	214534	06/30/1999	07

FINLAND	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	T198601950	05/22/1986	103250	02/06/1989	12

FINLAND	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	TI96400452	02/04/1964	44618	05/07/1965	12

FINLAND	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	T198704383	10/20/1987	108440	08/20/1990	12

FINLAND	MONROE		Tenneco Automotive Operating Company Inc.	636384	09/02/1963	43633	12/10/1964	12

FINLAND	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	300694	06/14/1994	136924	03/06/1995	12

FINLAND	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	T2OOOO1657	06/07/2000	222313	11/30/2001	12

FINLAND	MONROE FORMULA GP		Tenneco Automotive Operating Company Inc.	252889	05/17/1989	114965	11/20/1991	12

FINLAND	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	200003642	10/31/2000	222989	02/15/2002	12

FINLAND	MONROE SAFETY EXPERT SIGN		Tenneco Automotive Operating Company Inc.	197202706	05/12/1972	65808	01/05/1977	37, 42

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
FINLAND	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	406681	09/10/1981	86674	08/22/1983	12

FINLAND	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	533871	10/19/1971	63962	06/26/1975	12

FINLAND	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	T199501041	02/22/1995	200081	04/30/1996	12

FINLAND	TENNECO		Tenneco Automotive Operating Company Inc.	T199505436	09/22/1995	206490	06/30/1997	06, 12, 21, 35, 37, 39, 41, 42

FINLAND	TENNECO		Tenneco Automotive Operating Company Inc.	T198205310	09/24/1982	89390	07/05/1984	07, 12

FINLAND	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	T199505437	09/22/1995	206491	06/30/1997	12

FINLAND	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	T199200851	02/20/1992	127126	07/20/1993	12

FINLAND	WALKER		Tenneco Automotive Operating Company Inc.	T19784049	09/12/1978	78729	09/07/1981	012

FINLAND	WALKER & Design		Tenneco Automotive Operating Company Inc.	186980	03/31/1980	81638	05/05/1982	8, 12

FRANCE	CONTROL 4		Tenneco Automotive Operating Company Inc.	023161372	04/24/2002	023161372	04/24/2002	12

FRANCE	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	206702	05/02/1990	1739960	05/02/1990	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
FRANCE	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	206703	05/02/1990	1590126	05/02/1990	12

FRANCE	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	96643898	10/01/1996	96643898	10/01/1996	07

FRANCE	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	796089	05/14/1986	1354767	05/14/1986	12

FRANCE	GAS-MATIC		Tenneco Automotive Operating Company Inc.	712620	08/23/1984	1282519	08/23/1984	12

FRANCE	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	073521514	08/28/2007	073521514	08/28/2007	12

FRANCE	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	883745	10/22/1987	1431683	10/22/1987	12

FRANCE	MONROE		Tenneco Automotive Operating Company Inc.	201404	10/27/1975	1328356	10/27/1975	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
FRANCE	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	94523288	06/06/1994	94523288	06/06/1994	12

FRANCE	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	003033149	06/07/2000	003033149	06/07/2000	12

FRANCE	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	3062023	11/03/2000	3062023	11/03/2000	12

FRANCE	OUR MISSION IS GO		Tenneco Automotive Operating Company Inc.	023176779	07/26/2002	023176779	07/26/2002	006, 007, 012, 035

FRANCE	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	271245	03/06/1978	1489181	03/06/1978	12

FRANCE	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	1693159	09/13/1991	1693159	09/13/1991	12

FRANCE	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	95559438	02/21/1995	95559438	02/21/1995	12

FRANCE	TENNECO		Tenneco Automotive Operating Company Inc.	95589254	09/22/1995	95589254	09/22/1995	06, 12

FRANCE	TENNECO		Tenneco Automotive Operating Company Inc.	023140592	01/08/2002	023140592	01/08/2002	07, 12

FRANCE	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	95589255	09/22/1995	95589255	03/01/1996	06, 12

FRANCE	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	92406564	02/20/1992	92406564	02/20/1992	12

FRANCE	WALKER		Tenneco Automotive Operating Company Inc.	918930	04/07/1988	1459300	04/07/1988	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
FRANCE	WALKER & Design		Tenneco Automotive Operating Company Inc.	918931	04/07/1988	1459301	04/07/1998	012

GEORGIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	01122803	08/29/1996	M8877	04/10/1998	07

GEORGIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	698403	01/10/1994	7458	11/11/1997	12

GEORGIA	MONROE		Tenneco Automotive Operating Company Inc.	AM2000015689	10/26/2000	M14160	12/04/2001	07, 12

GEORGIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	AM015704	10/30/2000	M14163	12/04/2001	12

GEORGIA	MYRIDE		Tenneco Automotive Operating Company Inc.	AM046174	12/10/2007	M19061	01/28/2009	09

GEORGIA	RANCHO		Tenneco Automotive Operating Company Inc.	AM2000015687	10/26/2000	M14161	12/04/2001	07, 12

GEORGIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	AM041143	12/06/2006	M18052	11/13/2007	12

GEORGIA	TENNECO		Tenneco Automotive Operating Company Inc.	00930503	09/22/1995	3127	09/16/1996	12, 16, 21, 35, 37, 39, 41, 42, 06

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
GEORGIA	TENNECO		Tenneco Automotive Operating Company Inc.	00354203	07/31/1996	2346	06/12/1996	07, 12

GEORGIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	00930603	09/22/1995	3128	09/16/1996	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

GEORGIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	00698303	01/10/1994	7457	11/11/1997	12

GEORGIA	WALKER		Tenneco Automotive Operating Company Inc.	AM2000015688	10/26/2000	M14959	01/30/2003	07, 12

GEORGIA	WALKER		Tenneco Automotive Operating Company Inc.	628203	07/31/1993	8477	02/27/1998	06

GEORGIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	01099303	07/31/1993	8476	02/07/1998	006

GERMANY	CONTROL 4		Tenneco Automotive Operating Company Inc.	302194274	04/22/2002	302194274	05/06/2002	12

GERMANY	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	M6732012WZ	05/02/1990	1181254	10/02/1991	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
GERMANY	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	M6731912WZ	05/02/1990	1178195	06/24/1991	12

GERMANY	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	396395732	09/11/1996	39639573	02/04/1997	07

GERMANY	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	M5853612WZ	05/14/1986	1105271	04/23/1987	12

GERMANY	GAS-MATIC		Tenneco Automotive Operating Company Inc.	M5522512WZ	08/23/1984	1088323	02/25/1986	12

GERMANY	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	M19826	06/22/1982	791276	08/02/1992	12

GERMANY	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	M6164412WZ	10/22/1987	1124202	07/01/1988	12

GERMANY	MONROE		Tenneco Automotive Operating Company Inc.	M1578510Wz	12/11/1959	744952	01/23/1961	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
GERMANY	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	M7808312WZ	06/07/1994	2095625	04/26/1995	12

GERMANY	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	30041943012	06/02/2000	30041943	10/16/2000	12

GERMANY	MONROE EXPERT SIGN		Tenneco Automotive Operating Company Inc.	M35562/12WZ	03/30/1972	910051	09/24/1973	12

GERMANY	MONROE EXPERT SIGN		Tenneco Automotive Operating Company Inc.	M5198812Wz	09/22/1982	1048175	09/22/1992	12

GERMANY	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	3008082831	11/02/2000	30080828	02/12/2001	12

GERMANY	OUR MISSION IS GO		Tenneco Automotive Operating Company Inc.	302287353	06/13/2002	30228735	04/04/2003	40

GERMANY	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	M4434512Wz	03/07/1978	982458	04/25/1988	12

GERMANY	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	M5032812	09/17/1981	1044486	02/07/1983	12

GERMANY	ROCO		Tenneco Marzocchi SRL	911043	06/13/2006	911043	10/18/2007	12, 28

GERMANY	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	395077656	02/21/1995	39507765	01/11/1996	012

GERMANY	TENNECO		Tenneco Automotive Operating Company Inc.	643998	04/21/1982	643998	04/21/1992	07, 12

GERMANY	TENNECO		Tenneco Automotive Operating Company Inc.	T215567WZ	02/03/1982	1050536	07/05/1983	07, 12, 29, 31

GERMANY	TENNECO		Tenneco Automotive Operating Company Inc.	395388422	09/22/1995	39538842	03/26/1997	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
GERMANY	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	395388384	09/22/1995	395388384	03/18/1998	12

GERMANY	THRUSH		Tenneco Automotive Operating Company Inc.	30254231012	11/08/2002	30254231	03/14/2003	012

GERMANY	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	M176412WZ	02/17/1992	2033728	03/31/1993	012

GERMANY	WALKER		Tenneco Automotive Operating Company Inc.	T138277Wz	06/03/1970	891189	03/07/1972	006, 007, 011, 012

GERMANY	WALKER & Design		Tenneco Automotive Operating Company Inc.	T202478Wz	04/02/1980	1013096	04/02/1980	08, 12

GHANA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	23397	02/15/1985	23397	08/03/1988	12

GHANA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	None	04/03/1963	12246	06/03/1963	13

GHANA	TENNECO		Tenneco Automotive Operating Company Inc.	22863	03/15/1983	22863	03/12/1986	07

GHANA	TENNECO		Tenneco Automotive Operating Company Inc.	29403	12/09/1998	29403	08/22/2003	12

GHANA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	26787	09/22/1995	26787	10/01/2002	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
GREECE	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	100842	10/01/1990	100842	06/17/1994	12

GREECE	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	100843	10/01/1990	100843	06/17/1994	12

GREECE	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	130498	08/29/1996	130498	12/17/1998	07

GREECE	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	82947	06/13/1986	82947	06/12/1996	12

GREECE	GAS-MATIC		Tenneco Automotive Operating Company Inc.	78102	09/21/1984	78102	09/21/1984	12

GREECE	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	70848	01/19/1982	70848	01/19/1992	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
GREECE	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	86993	10/15/1987	86993	10/15/1987	12

GREECE	MONROE		Tenneco Automotive Operating Company Inc.	30523	09/04/1963	30523	08/17/1964	07

GREECE	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	119566	06/13/1994	119566	08/19/1997	12

GREECE	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	145270	09/13/2000	145270	07/17/2003	12

GREECE	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	145677	11/22/2000	145677	06/18/2002	12

GREECE	MYRIDE		Tenneco Automotive Operating Company Inc.	152917	12/13/2007	152917	06/17/2009	09

GREECE	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	70849	01/19/1982	70849	01/19/1992	12

GREECE	RANCHO		Tenneco Automotive Operating Company Inc.	94385	06/28/1989	94385	07/17/1992	12

GREECE	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	114569	06/09/1963	114569	06/09/1993	12

GREECE	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	48380	05/08/1972	48380	07/17/1973	12

GREECE	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	123337	03/08/1995	123337	10/17/1997	12

GREECE	TENNECO		Tenneco Automotive Operating Company Inc.	71663	04/21/1982	71663	04/21/1982	07, 12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
GREECE	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	126259	09/22/1995	126259	12/17/1998	04, 06, 12, 16, 21, 35, 36, 37, 39, 41, 42

GREECE	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	108028	03/04/1992	108028	12/19/1994	012

GREECE	WALKER		Tenneco Automotive Operating Company Inc.	62335	11/23/1978	62335	11/23/1978	12

GUATEMALA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	2856	06/06/1991	70516	03/27/1994	12

GUATEMALA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	R0000202009	07/22/1997	093311	01/07/1999	07

GUATEMALA	MONROE		Tenneco Automotive Operating Company Inc.	57440	04/19/1979	20620	05/04/1989	12

GUATEMALA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	200903387	11/25/1988	60008	01/31/1990	12

GUATEMALA	TENNECO		Tenneco Automotive Operating Company Inc.	71254	09/01/1981	45175	10/10/1983	07

GUATEMALA	TENNECO		Tenneco Automotive Operating Company Inc.	71255	09/01/1981	45177	10/10/1983	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
GUATEMALA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	20063476	09/21/1995	82415	12/23/1996	06

GUATEMALA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	200903402	09/29/1995	100602	02/01/2000	12

GUYANA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	12345A	09/23/1985	12345A	04/08/1987	12

GUYANA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	941966	03/10/1966	6256A	05/25/1966	12

GUYANA	TENNECO		Tenneco Automotive Operating Company Inc.	A11826	11/12/1982	11826A	11/12/1982	12

GUYANA	TENNECO		Tenneco Automotive Operating Company Inc.	A11825	11/12/1982	11825A	11/12/1982	07

GUYANA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	15138A	09/22/1995	15138A	04/18/2000	12

HAITI	TENNECO		Tenneco Automotive Operating Company Inc.	A4864	11/15/1982	110141	07/05/1983	07

HAITI	TENNECO		Tenneco Automotive Operating Company Inc.	A4865	11/15/1982	111141	07/05/1983	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
HAITI	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	398E	03/31/2009	1872	08/26/2009	12

HAITI	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	1268X	11/02/2002	54 Reg 139	05/21/2003	12

HONDURAS	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	1096296	10/16/1996	68734	05/12/1997	07

HONDURAS	TENNECO		Tenneco Automotive Operating Company Inc.	Unknown	06/25/1980	40892	10/11/1982	12

HONDURAS	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	877195	09/22/1995	64610	03/15/1996	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
HONG KONG	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	1166696	09/18/1996	199901817	09/18/1996	07

HONG KONG	MONROE		Tenneco Automotive Operating Company Inc.	9302489	03/17/1993	127431998	12/07/1998	12

HONG KONG	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	9302490	03/17/1993	127441998	12/07/1998	12

HONG KONG	MONROE (In Complex Chinese)		Tenneco Automotive Operating Company Inc.	9812687	09/24/1996	199909114	07/16/1999	12

HONG KONG	MYRIDE		Tenneco Automotive Operating Company Inc.	301010474	12/10/2007	301010474	12/30/2008	09

HONG KONG	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	300773064	12/05/2006	300773064	12/05/2006	12

HONG KONG	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	9502188	02/24/1995	B0904161998	09/14/1998	12

HONG KONG	SENSA-TRAC (In Chinese Characters)		Tenneco Automotive Operating Company Inc.	9812688	09/24/1998	2000B01114	01/18/2000	12

HONG KONG	TENNECO		Tenneco Automotive Operating Company Inc.	681983	01/07/1983	19831684	07/26/1983	07

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
HONG KONG	TENNECO		Tenneco Automotive Operating Company Inc.	68A1983	01/07/1983	19831685	07/26/1983	12

HONG KONG	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	9511907	09/22/1995	018041999	02/11/1999	12

HUNGARY	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	M9200577	01/30/1992	139312	01/30/1992	12

HUNGARY	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	M9104523	10/18/1991	134290	10/18/1991	12

HUNGARY	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	M9602808	08/27/1996	153622	09/09/1998	07

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
HUNGARY	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	M9303982	08/27/1993	141199	08/27/1993	12

HUNGARY	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	M9303979	08/27/1993	14336	02/12/1997

HUNGARY	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	M9303069	06/25/1993	140549	11/08/1996	012

HUNGARY	MONROE		Tenneco Automotive Operating Company Inc.	M9104527	10/18/1991	134306	10/18/1991	12

HUNGARY	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	M9104525	10/18/1991	134291	10/18/1991	12

HUNGARY	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	M0005956	11/13/2000	175685	06/10/2003	012

HUNGARY	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	M9104529	10/18/1991	134293	10/18/1991	12

HUNGARY	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	M9303980	08/27/1993	142323	02/12/1997	12

HUNGARY	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	M9501329	05/10/1995	148384	01/27/1998	12

HUNGARY	TENNECO		Tenneco Automotive Operating Company Inc.	M8200647	04/08/1992	123938	04/08/1982	01, 02, 04, 05, 07, 12, 16

HUNGARY	TENNECO		Tenneco Automotive Operating Company Inc.	M9502672	09/22/1995	153264	08/24/1998	12

HUNGARY	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	M9502671	09/22/1995	153263	08/24/1998	12

HUNGARY	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	M9302778	06/10/1993	141507	12/05/1996	12

HUNGARY	WALKER		Tenneco Automotive Operating Company Inc.	400691	09/11/1991	134033	04/20/1993	06

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
HUNGARY	WALKER & Design		Tenneco Automotive Operating Company Inc.	400591	09/11/1991	134034	04/20/1993	006

ICELAND	GAS-MATIC		Tenneco Automotive Operating Company Inc.	4241984	08/24/1984	1331985	03/25/1985

ICELAND	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	19902000	06/02/2000	12052000	10/02/2000	12

ICELAND	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	40162000	11/10/2000	1672001	02/01/2001	12

ICELAND	MYRIDE		Tenneco Automotive Operating Company Inc.	42982007	12/10/2007	1762008	01/31/2008	09

ICELAND	RANCHO		Tenneco Automotive Operating Company Inc.	4371989	06/08/1989	8101989	10/04/1989	12

ICELAND	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	42102006	12/04/2006	3112007	03/05/2007	12

ICELAND	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	4381989	06/08/1989	8111989	10/04/1989	12

ICELAND	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	3201995	02/23/1995	8191995	07/27/1995	12

ICELAND	TENNECO		Tenneco Automotive Operating Company Inc.	4351981	12/16/1981	1501982	06/28/1982	07, 12

ICELAND	TENNECO		Tenneco Automotive Operating Company Inc.	11711995	09/22/1995	1881996	02/22/1996	12

ICELAND	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	11721995	09/22/1995	1891966	02/22/1996	12

INDIA	DYNOMAX		Tenneco Automotive Operating Company Inc.	1616603	10/31/2007	1616603	03/30/2010	7

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
INDIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	733236	09/11/1996			07

INDIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	463392	11/20/1986	463392	06/13/1995

INDIA	LIMITED EDITION		Tenneco Automotive Operating Company Inc.	788212	01/19/1998	788212	10/18/2005

INDIA	MAX-LIFT		Tenneco Automotive Operating Company Inc.	793195	02/27/1998	793195	05/14/2005

INDIA	MONROE		Tenneco Automotive Operating Company Inc.	429074	10/29/1984	429074	10/29/1984	12

INDIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	368071	10/30/1980	368071	10/30/1987	12

INDIA	MONROE GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	463391	11/02/1986	463391	11/20/1986	12

INDIA	MONROE SUPER STRUT		Tenneco Automotive Operating Company Inc.	463388	11/20/1986	463388	11/20/1986	12

INDIA	MONRO-MAGNUM		Tenneco Automotive Operating Company Inc.	463390	11/20/1986	463390	11/20/1986	12

INDIA	MYRIDE		Tenneco Automotive Operating Company Inc.	1628467	12/06/2007	1628467	03/31/2009	09

INDIA	PRO-FIT		Tenneco Automotive Operating Company Inc.	788210	01/19/2008	788210	03/03/2007	012

INDIA	QUIET-FLOW		Tenneco Automotive Operating Company Inc.	787795	01/15/1998	787795	01/15/1998	12

INDIA	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	463389	11/20/1986	463389	03/12/1991	12

INDIA	RANCHO		Tenneco Automotive Operating Company Inc.	1619014	11/06/2007	1619014	03/31/2009	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
INDIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	681724	09/27/1995	681724	09/27/1995	12

INDIA	SOLID SCR		Tenneco Automotive Operating Company Inc.	2126790	04/07/2011			07

INDIA	SOUND SOLUTION		Tenneco Automotive Operating Company Inc.	787797	01/15/1998	787797	01/17/2008	12

INDIA	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	2131337	04/18/2011			7

INDIA	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	2122691	03/29/2011			12

INDIA	TENNECO		Tenneco Automotive Operating Company Inc.	1417549	01/30/2006	1417549	03/26/2010	07

INDIA	TENNECO		Tenneco Automotive Operating Company Inc.	1417550	01/30/2006	1417550	01/30/2006	12

INDIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	681162	09/22/1995	681162	01/03/2006	12

INDIA	TRU-FIT		Tenneco Automotive Operating Company Inc.	788211	01/19/1998	788211	03/05/2007	12

INDIA	WALKER		Tenneco Automotive Operating Company Inc.	791735	02/17/1998	791735	09/25/2006	12

INDIA	WALKER & Design (New)		Tenneco Automotive Operating Company Inc.	791736	02/17/1998	791736	02/17/1998	012

INDIA	XNOX		Tenneco Automotive Operating Company Inc.	2062167	12/01/2010			007

INDIA	Z PLUS		Tenneco Automotive Operating Company Inc.	788209	01/19/1998	788209	01/08/2007	012

INDONESIA	MONROE		Tenneco Automotive Operating Company Inc.	325429	06/23/1992	511226	01/06/1995	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
INDONESIA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	None	06/25/1986	IDM000078102	06/25/1986	12

INDONESIA	MYRIDE		Tenneco Automotive Operating Company Inc.	D002008004447	02/19/2008	IDM000219030	10/05/2009	09

INDONESIA	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	D002006013573	05/01/2006	IDM000152143	01/07/2008	12

INDONESIA	RANCHO		Tenneco Automotive Operating Company Inc.	D965350	03/20/1996	IDM000082113	06/26/1997	12

INDONESIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	D002007001664	01/18/2007	IDM000179965	10/13/2008	12

INDONESIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	D954598	03/21/1995	IDM000046347	03/12/1996	12

INDONESIA	TENNECO		Tenneco Automotive Operating Company Inc.	03324	12/07/1982	554307	12/07/1992	07

INDONESIA	TENNECO		Tenneco Automotive Operating Company Inc.	168472	05/17/1982	548959	12/07/1982	12

INDONESIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	R002005002900	09/22/1995	IDM00148580	05/30/1996	12

IRAN	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	34187	02/19/1964	25434	02/19/1964	12

IRAN	MYRIDE		Tenneco Automotive Operating Company Inc.	86092253	12/17/2007	164717	03/01/2009	09

IRAN	TENNECO		Tenneco Automotive Operating Company Inc.	Unknown	05/24/1982	55348	05/24/1982	12, 29, 31, 07

IRELAND	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	964883	08/22/1996	203083	08/22/1996	07

IRELAND	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	156486	05/16/1986	122505	05/11/1988	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
IRELAND	GAS-MATIC		Tenneco Automotive Operating Company Inc.	267384	08/27/1984	114154	04/09/1986

IRELAND	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	125294	10/20/1987	125294	10/20/1987	12

IRELAND	MONROE		Tenneco Automotive Operating Company Inc.	8273	01/11/1973	81578	06/25/1976	12

IRELAND	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	943283	05/31/1994	166698	04/23/1997	12

IRELAND	MONROE ADVENTUREQ		Tenneco Automotive Operating Company Inc.	200002039	06/02/2000	218759	06/02/2000	12

IRELAND	MONROE LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	255281	09/09/1981	116038	09/18/1986	12

IRELAND	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	200003996	11/01/2000	222499	09/27/2002	12

IRELAND	MONROE RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	255181	09/09/1981	B116037	09/18/1986	12

IRELAND	MYRIDE		Tenneco Automotive Operating Company Inc.	238365	12/17/2007	238365	12/17/2007	009

IRELAND	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	255381	09/09/1981	B104716	08/03/1984	12

IRELAND	RANCHO		Tenneco Automotive Operating Company Inc.	973421	09/17/1997	208971	02/15/2000	12

IRELAND	TENNECO		Tenneco Automotive Operating Company Inc.	362782	12/20/1982	108252	04/10/1985	07

IRELAND	TENNECO		Tenneco Automotive Operating Company Inc.	964388	07/15/1996	202611	01/07/1999	07

IRELAND	TENNECO		Tenneco Automotive Operating Company Inc.	362982	12/20/1982	108254	04/10/1985	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
IRELAND	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	964389	07/15/1996	202612	01/07/1999	07

IRELAND	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	956619	09/21/1995	176713	09/21/1995	12

IRELAND	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	90692	02/18/1992	149034	05/19/1994	12

IRELAND	WALKER		Tenneco Automotive Operating Company Inc.	501396	09/02/1996	202546	09/02/1996	07

IRELAND	WALKER & Design		Tenneco Automotive Operating Company Inc.	501496	09/02/1996	202547	09/02/1996	007

ISRAEL	GAS-MATIC		Tenneco Automotive Operating Company Inc.	60111	12/19/1984	60111	08/31/1988

ISRAEL	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	21684	02/04/1963	21684	02/05/1963	12

ISRAEL	MYRIDE		Tenneco Automotive Operating Company Inc.	206432	12/09/2007	206432	03/12/2009	09

ISRAEL	RANCHO		Tenneco Automotive Operating Company Inc.	115088	09/29/1997	115088	03/08/1999	12

ISRAEL	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	195803	12/04/2006	195803	08/06/2008	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
ISRAEL	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	98559	05/12/1995	98559	02/04/1997	12

ISRAEL	TENNECO		Tenneco Automotive Operating Company Inc.	109805	01/21/1997	109805	01/06/1998	07

ISRAEL	TENNECO		Tenneco Automotive Operating Company Inc.	100979	09/22/1995	100979	09/04/1997	12

ISRAEL	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	109806	01/21/1997	109806	01/06/1998	07

ISRAEL	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	100989	09/22/1995	100989	09/04/1997	12

ITALY	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	MI2010C003201	05/02/1990	0001291246	12/09/1992	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
ITALY	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	MI2010C003198	05/02/1990	0001291244	12/09/1992	12

ITALY	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	MI2006C009007	09/11/1996	0001211837	12/18/1998	07, 12

ITALY	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	TO2006C001780	05/21/1986	0001235425	05/30/1987	12

ITALY	GAS-MATIC		Tenneco Automotive Operating Company Inc.	MI2004C004627	08/31/1984	0001083893	01/19/1987

ITALY	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	MI2002C007117	08/23/1962	0001006441	12/28/1962	12

ITALY	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	MI2007C009068	10/22/1987	0001278316	01/25/1989

ITALY	MONROE		Tenneco Automotive Operating Company Inc.	MI2010C009839	12/03/1960	974216	11/05/1980

ITALY	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	MI2004C001112	06/29/1994	0001080422	12/18/1996	12

ITALY	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	MI2010C003190	06/06/2000	0001291240	10/27/2003	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
ITALY	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	9840	11/21/2000	1350882	11/21/2000	012

ITALY	OUR MISSION IS GO		Tenneco Automotive Operating Company Inc.	0123772002	12/20/2002	0001011583	06/09/2006	11, 12, 35

ITALY	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	MI2008C000073	03/28/1978	0001289836	08/03/1985	12

ITALY	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	MI2011C006688	10/23/1971	978707	05/21/1973	12

ITALY	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	MI2004C011097	02/23/1995	0001090287	09/22/1997	12

ITALY	TENNECO		Tenneco Automotive Operating Company Inc.	MI2010C009847	10/03/1980	971595	10/01/1986	07, 12

ITALY	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	MI2005C009136	09/22/1995	0001137020	07/17/1998	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

ITALY	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	MI2002C001876	02/26/1992	0001000906	12/19/1994	012

ITALY	WALKER		Tenneco Automotive Operating Company Inc.	MI2011C009565	03/22/1972	989233	04/16/1974	01, 03, 07, 08, 12

ITALY	WALKER & Design		Tenneco Automotive Operating Company Inc.	MI2010C002969	04/15/1980	0001291127	10/06/1986	008, 012

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
JAMAICA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	7505	08/29/1996	29204	08/29/1996	07

JAMAICA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	121623	03/16/1993	B26032	03/16/1993	12

JAMAICA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	671	07/18/1966	11401	07/18/1987	06

JAMAICA	MYRIDE		Tenneco Automotive Operating Company Inc.	51282	12/10/2007	51282	12/10/2007	09

JAMAICA	RANCHO		Tenneco Automotive Operating Company Inc.	51179	11/20/2007	51179	10/06/2008	12

JAMAICA	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	50115	04/20/2007	50115	04/20/2007	12, 35

JAMAICA	TENNECO		Tenneco Automotive Operating Company Inc.	7340	01/06/1983	20835	10/11/1985	07

JAMAICA	TENNECO		Tenneco Automotive Operating Company Inc.	12415	01/06/1983	20844	10/14/1985	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
JAMAICA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	12714	09/22/1995	36357	12/01/2000	12

JAPAN	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	2002064431	07/30/2002	4717650	10/10/2003	07

JAPAN	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	S58055842	06/17/1983	1890216	09/29/1986

JAPAN	MONROE		Tenneco Automotive Operating Company Inc.	538037285	04/14/1965	680950	07/14/1965	12

JAPAN	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	3966082	05/12/1982	1867657	06/27/1986	06, 07, 12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
JAPAN	MONROE (In Katakana)		Tenneco Automotive Operating Company Inc.	205631982	03/12/1982	2029327	03/30/1988	06, 07, 12

JAPAN	MYRIDE		Tenneco Automotive Operating Company Inc.	2007122731	12/11/2007	5302691	02/19/2010	12

JAPAN	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	2006040350	05/01/2006	4979418	08/18/2006	12

JAPAN	RANCHO		Tenneco Automotive Operating Company Inc.	1037471988	09/12/1988	2375555	01/31/1992	06, 09, 12, 13, 19, 22

JAPAN	RANCHO		Tenneco Automotive Operating Company Inc.	477398	01/22/1998	4334976	11/12/1999	07

JAPAN	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	2006113265	12/07/2006	5044270	04/27/2007	12

JAPAN	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	1037481988	09/12/1988	2682679	06/29/1994	12

JAPAN	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	2528195	03/15/1995	3307883	05/16/1997	12

JAPAN	SOLID SCR		Tenneco Automotive Operating Company Inc.	201124116	04/06/2011			07

JAPAN	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	201124115	04/06/2011			07

JAPAN	TENNECO		Tenneco Automotive Operating Company Inc.	71798795	01/29/1982	1818000	10/31/1985	06, 07, 12

JAPAN	TENNECO		Tenneco Automotive Operating Company Inc.	686482	03/29/1982	1760313	04/23/1985	12

JAPAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	981421995	09/22/1995	4011686	06/13/1997	06

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
JAPAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	981431995	09/22/1995	4021198	07/04/1997	12

JAPAN	TENNECO & Design (Horizon) (In Katakana)		Tenneco Automotive Operating Company Inc.	981531995	09/22/1995	4021200	07/04/1997	12

JAPAN	TENNECO (In Katakana)		Tenneco Automotive Operating Company Inc.	687082	01/29/1982	1760314	04/23/1985	12

JAPAN	TENNECO (In Katakana)		Tenneco Automotive Operating Company Inc.	686982	01/29/1982	1818002	10/31/1985	06, 07, 12

JAPAN	WALKER		Tenneco Automotive Operating Company Inc.	2251664	05/21/1964	688883	11/05/1965	12

JAPAN	WALKER & Design		Tenneco Automotive Operating Company Inc.	S39-022517	05/21/1964	688884	11/05/1965	012

JAPAN	XNOX		Tenneco Automotive Operating Company Inc.	201077614	10/05/2010	5409647	04/28/2011	07

JORDAN	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	38781	07/27/1995	38781	07/27/1995	12

JORDAN	TENNECO		Tenneco Automotive Operating Company Inc.	39278	09/21/1995	39278	06/01/1996	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
JORDAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	39274	09/21/1995	39274	06/01/1996	12

KAZAKHSTAN	GAS-MATIC		Tenneco Automotive Operating Company Inc.	151417	01/31/1992	3672	10/21/1993	12

KAZAKHSTAN	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	5621	03/30/1994	5692	03/30/1994

KAZAKHSTAN	MONROE		Tenneco Automotive Operating Company Inc.	16607	10/24/2000	12917	01/17/2002	07, 12

KAZAKHSTAN	MYRIDE		Tenneco Automotive Operating Company Inc.	41395	12/10/2007	29329	07/15/2009	09

KAZAKHSTAN	RANCHO		Tenneco Automotive Operating Company Inc.	16606	10/24/2000	12808	12/28/2001	07, 12

KAZAKHSTAN	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	37094	12/05/2006	25996	08/11/2008	12

KAZAKHSTAN	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	7413	05/05/1995	5746	04/23/1997	12

KAZAKHSTAN	TENNECO		Tenneco Automotive Operating Company Inc.	7851	09/22/1995	6949	05/13/1998	12, 21, 35, 37, 39, 41, 42, 04, 06

KAZAKHSTAN	TENNECO		Tenneco Automotive Operating Company Inc.	1687	08/19/1993	1055	04/05/1995	07, 12

KAZAKHSTAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	7853	09/22/1995	6950	05/13/1998	12

KAZAKHSTAN	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	5620	03/30/1994	7106	06/08/1998	12

KAZAKHSTAN	WALKER		Tenneco Automotive Operating Company Inc.	16608	10/24/2000	12809	12/28/2001	07, 12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
KENYA	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	61189	05/15/2007	61189	05/20/2008	12

KENYA	MONROE		Tenneco Automotive Operating Company Inc.	61190	05/15/2007	61190	05/18/2009

KENYA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	61191	05/15/2007	61191	09/08/2008	12

KENYA	TENNECO		Tenneco Automotive Operating Company Inc.	30583	11/26/1982	30583	11/26/1982	07

KENYA	TENNECO		Tenneco Automotive Operating Company Inc.	30584	11/26/1982	30584	11/26/1982	12

KENYA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	043088	09/22/1995	KET1995043088	08/27/1997	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
KOSOVO	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	7507	11/05/1991	1396	02/10/1995	12

KOSOVO	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	7206	08/24/1993	1437	06/19/1997	12

KOSOVO	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	7587	08/24/1993	1538	06/19/1997	12

KOSOVO	MONROE		Tenneco Automotive Operating Company Inc.	6608	10/14/1991	1372	01/10/1995	12

KOSOVO	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	7585	10/14/1991	1537	01/10/1995	12

KOSOVO	MONROE-REFLEX		Tenneco Automotive Operating Company Inc.	7202	11/22/2000	3525	04/22/2004	12

KOSOVO	MYRIDE		Tenneco Automotive Operating Company Inc.	7639	11/19/2008			09

KOSOVO	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	7195	08/24/1993	1581	06/19/1997	12

KOSOVO	TENNECO		Tenneco Automotive Operating Company Inc.	7628	04/12/1982	Unknown	03/25/1986	07, 12

KOSOVO	WALKER		Tenneco Automotive Operating Company Inc.	6968a	09/03/1991	1376	12/13/1994	06

KOSOVO	WALKER		Tenneco Automotive Operating Company Inc.	6970	11/24/1997			07

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
KOSOVO	WALKER & Design		Tenneco Automotive Operating Company Inc.	6843	09/03/1991	3220	12/13/1994	006

KOSOVO	WALKER & Design		Tenneco Automotive Operating Company Inc.	6848	11/24/1997	na	07/13/2000	007

KUWAIT	GAS-MATIC		Tenneco Automotive Operating Company Inc.	17948	04/30/1985	16788	04/30/1985

KUWAIT	MONROE		Tenneco Automotive Operating Company Inc.	12514	09/17/1980	11616	09/17/1980	12

KUWAIT	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	32058	10/07/1995	29899	09/01/1999	12

KUWAIT	TENNECO		Tenneco Automotive Operating Company Inc.	30052	09/20/1995	31867	07/01/1999	12

KUWAIT	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	31876	09/20/1995	30054	07/01/1999	12

KYRGYZSTAN	MONROE		Tenneco Automotive Operating Company Inc.	200039423	10/24/2000	6044	03/29/2002	07, 12

KYRGYZSTAN	MYRIDE		Tenneco Automotive Operating Company Inc.	200705633	12/17/2007	9011	09/30/2008	09

KYRGYZSTAN	RANCHO		Tenneco Automotive Operating Company Inc.	200039443	10/24/2000	6007	02/28/2002	07, 12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
KYRGYZSTAN	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	200606523	12/06/2006	8660	02/29/2008	12

KYRGYZSTAN	TENNECO		Tenneco Automotive Operating Company Inc.	9512473	09/22/1995	3996	09/30/1997	06, 12, 16, 21, 35, 37, 39, 41, 42

KYRGYZSTAN	TENNECO		Tenneco Automotive Operating Company Inc.	9510583	05/19/1995	3492	06/28/1996	07, 12

KYRGYZSTAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	9512483	09/22/1995	3997	09/30/1997	04, 06

KYRGYZSTAN	WALKER		Tenneco Automotive Operating Company Inc.	200039433	10/24/2000	6217	07/31/2002	07, 12

LATVIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	M961381	09/18/1996	M41877	08/20/1998	07

LATVIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	M937947	09/02/1993	M34000	10/20/1996	12

LATVIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	M001555	10/26/2000	M48623	11/20/2001	12

LATVIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	M95778	05/04/1995	M36992	04/20/1997	12

LATVIA	TENNECO		Tenneco Automotive Operating Company Inc.	M934422	04/30/1993	M15783	06/20/1994	07, 12

LATVIA	TENNECO		Tenneco Automotive Operating Company Inc.	M951524	09/22/1995	37822	08/20/1997	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
LATVIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	M951525	09/22/1995	37543	06/20/1997	012

LATVIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	M937946	09/02/1993	M33846	08/20/1996	012

LATVIA	WALKER		Tenneco Automotive Operating Company Inc.	M963828	06/30/1993	M33930	10/20/1996	06

LATVIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	M937324	07/16/1993	M33113	06/20/1996	006

LEBANON	GAS-MATIC		Tenneco Automotive Operating Company Inc.	457A228298	02/11/1985	80827	02/11/1985

LEBANON	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	754376516	08/24/1995	127968	08/24/1995	12

LEBANON	TENNECO		Tenneco Automotive Operating Company Inc.	42345	05/25/1982	72576	05/25/1982	07, 12

LEBANON	TENNECO		Tenneco Automotive Operating Company Inc.	66988	09/22/1995	127930	09/22/1995	12

LEBANON	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	66989	09/22/1995	127969	09/22/1995	012

LESOTHO	TENNECO		Tenneco Automotive Operating Company Inc.	LSM9500734	09/22/1995	LSM9500734	09/22/1995	04, 12, 16

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
LESOTHO	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	LSM9500728	08/23/1995	LSM9500728	03/24/1999	012

LIBERIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	None	12/06/1984	0015099	12/06/1984	12

LIBERIA	TENNECO		Tenneco Automotive Operating Company Inc.	67822358	06/29/1982	7797475	06/29/1982	07

LIBERIA	TENNECO		Tenneco Automotive Operating Company Inc.	131288907	05/22/1967	15997476	05/22/1967	10

LIBERIA	TENNECO		Tenneco Automotive Operating Company Inc.	139822603	09/13/1982	15997476	09/13/1982	12

LIBERIA	TENNECO		Tenneco Automotive Operating Company Inc.	22995385	09/22/1995	001502010	09/22/1995	12

LIBERIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	22995386	09/22/1995	001512010	09/22/1995	012

LITHUANIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	962145	09/10/1996	32143	03/08/1999	07

LITHUANIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	ZP9645	07/16/1993	22854	05/27/1996	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
LITHUANIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	ZP9646	07/16/1993	22853	02/05/1997

LITHUANIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	20001997	10/27/2000	42864	05/21/2001	12

LITHUANIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	951310	05/03/1995	28591	07/13/1998	12

LITHUANIA	TENNECO		Tenneco Automotive Operating Company Inc.	RL8272	05/28/1993	10139	03/24/1994	07, 12

LITHUANIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	952582	09/22/1995	29551	10/14/1998	012

LITHUANIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	ZP9506	07/09/1993	22855	02/05/1997	12

LITHUANIA	WALKER		Tenneco Automotive Operating Company Inc.	11477	09/17/1993	12279	03/20/1997	06

LITHUANIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	RL11477	09/17/1993	12278	03/20/1997	006

MACAO	FONOS ALUMINOX PRO		Tenneco Automotive Operating Company Inc.	026965	02/15/2007	026965	07/30/2007

MACAO	TENNECO		Tenneco Automotive Operating Company Inc.	216759	12/18/1987	3392M	07/13/1990	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
MACAO	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	15243M	09/22/1995	15243M	06/06/1997	004, 006, 012, 016, 021, 035, 037, 039, 041, 042

MACEDONIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	35093	08/11/1993	00145	08/11/1993	12

MACEDONIA	MYRIDE		Tenneco Automotive Operating Company Inc.	TM20071235	12/19/2007	15423	01/13/2009	09

MACEDONIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	161280	08/11/1993	00211	08/11/1993	12

MACEDONIA	WALKER		Tenneco Automotive Operating Company Inc.	Z77997	11/24/1997	08070	12/26/2001	07

MACEDONIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	1019977783	11/24/1997	08071	12/31/2001	07

MALAWI	TENNECO		Tenneco Automotive Operating Company Inc.	40995	09/22/1995	40995	03/05/1997	12

MALAWI	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	41395	09/22/1995	41395	10/11/1996	012

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
MALAYSIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	9611497	09/24/1996	96011497	07/20/2006	07

MALAYSIA	MONROE		Tenneco Automotive Operating Company Inc.	MA380284	08/16/1984	84003802	08/16/1991	12

MALAYSIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	MA454084	09/25/1984	84004540	09/25/1991	12

MALAYSIA	MONROMATIC		Tenneco Automotive Operating Company Inc.	M39474	03/23/1963	M39474	03/23/1970	12

MALAYSIA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	272784	06/14/1984	84002727	06/14/1991	12

MALAYSIA	MYRIDE		Tenneco Automotive Operating Company Inc.	07024113	12/07/2007	07024113	08/05/2009	09

MALAYSIA	RANCHO		Tenneco Automotive Operating Company Inc.	9603651	04/10/1996	9603651	12/10/2004	12

MALAYSIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	06022099	12/04/2006	06022099	09/10/2008	12

MALAYSIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	9504215	05/04/1995	9504215	06/16/1997	12

MALAYSIA	TENNECO		Tenneco Automotive Operating Company Inc.	29383	10/01/1983	8300293	10/01/1983	07

MALAYSIA	TENNECO		Tenneco Automotive Operating Company Inc.	29483	10/01/1983	8300294	10/01/1983	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
MALAYSIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	95099997	09/23/1995	95009997	08/13/1997	012

MALTA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	24326	05/08/1995	24326	04/30/1996	12

MALTA	TENNECO		Tenneco Automotive Operating Company Inc.	24787	09/22/1995	24787	09/30/1996	06

MALTA	TENNECO		Tenneco Automotive Operating Company Inc.	15848	08/12/1983	15848	08/12/1983	07

MALTA	TENNECO		Tenneco Automotive Operating Company Inc.	15849	08/12/1983	15849		12

MALTA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	24790	09/22/1995	24790	07/30/1996	006

MALTA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	24791	09/22/1995	24791	11/29/1996	012

MAURITIUS	GAS-MATIC		Tenneco Automotive Operating Company Inc.	210	01/14/1993	210	01/14/1993	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
MEXICO	DESIGN (Bird Head)		Tenneco Automotive Operating Company Inc.	0673621	08/25/2004	882271	05/25/2005	12

MEXICO	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	480510	04/10/2001	792270	05/23/2003	9

MEXICO	DYNOMAX		Tenneco Automotive Operating Company Inc.	861428	06/14/2007	1014313	11/28/2007	07

MEXICO	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	275716	10/02/1996	678057	11/27/2000	07, 11

MEXICO	ECONO-MATIC		Tenneco Automotive Operating Company Inc.	1044272	10/29/2009	1142560	02/11/2010	12

MEXICO	ERIS		Tenneco Automotive Operating Company Inc.	482017	04/24/2001	727478	12/11/2001

MEXICO	EXHAUST MATE & Design		Tenneco Automotive Operating Company Inc.	1126590	10/12/2010	1203608	02/24/2011

MEXICO	EXHAUST MATE & Design		Tenneco Automotive Operating Company Inc.	1126589	10/12/2010	1198825	01/26/2011

MEXICO	EXHAUST-MATE		Tenneco Automotive Operating Company Inc.	1135777	11/19/2010	1244396	10/17/2011	17

MEXICO	EXHAUST-MATE		Tenneco Automotive Operating Company Inc.	1135779	11/19/2010	1244397	10/17/2011	06

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
MEXICO	EXHAUST-MATE		Tenneco Automotive Operating Company Inc.	1189622	06/24/2011	1245937	10/19/2011	07

MEXICO	EXPERT PLUS		Tenneco Automotive Operating Company Inc.	928124	04/21/2008	1045757	06/19/2008	35

MEXICO	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	132085	02/04/1992	464201	06/22/1994	12

MEXICO	GAS-MATIC		Tenneco Automotive Operating Company Inc.	124540	10/15/1991	403944	01/20/1992	12

MEXICO	GRIPPER		Tenneco Automotive Operating Company Inc.	498003	07/25/2001	778395	02/13/2003	07

MEXICO	HUSH THRUSH		Tenneco Automotive Operating Company Inc.	927549	04/17/2008	1070786	11/07/2008

MEXICO	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	124541	10/15/1991	415642	06/05/1992	12

MEXICO	MAD HOT		Tenneco Automotive Operating Company Inc.	1210066	09/08/2011			07

MEXICO	MAX-AIR		Tenneco Automotive Operating Company Inc.	152877	09/25/1979	246690	06/25/1980

MEXICO	MEGA-CLAMP		Tenneco Automotive Operating Company Inc.	472335	02/22/2001	721685	10/31/2001

MEXICO	MONROE		Tenneco Automotive Operating Company Inc.	94665	09/05/1960	111229	12/18/1962	12

MEXICO	MONROE		Tenneco Automotive Operating Company Inc.	1015837	06/25/2009	1111726	07/22/2009	12

MEXICO	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	208933	11/18/1982	284098	02/02/1983	19

MEXICO	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	1015835	06/25/2009			12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
MEXICO	MONROE BRAKES		Tenneco Automotive Operating Company Inc.	1116818	09/02/2010	1196771	01/14/2011	12

MEXICO	MONROE BRAKES & Design (New Wing)		Tenneco Automotive Operating Company Inc.	0875449	08/15/2007	1047793	06/30/2008	12

MEXICO	MONROE BRAKES and Design (New Wing)		Tenneco Automotive Operating Company Inc.	0875449	08/15/2007	1047793	06/30/2008	12

MEXICO	MONROE CERAMICS		Tenneco Automotive Operating Company Inc.	0716848	05/11/2005	891814	07/26/2005	12

MEXICO	MONROE DYNAMICS		Tenneco Automotive Operating Company Inc.	0716849	05/11/2005	891815	07/26/2005	12

MEXICO	MONROE HEAVY DUTY & Design		Tenneco Automotive Operating Company Inc.	597728	04/22/2003	831752	04/21/2004	40

MEXICO	MONROE INVISION		Tenneco Automotive Operating Company Inc.	901191	12/10/2007	1063742	09/30/2008	09

MEXICO	MONRO-MAGNUM		Tenneco Automotive Operating Company Inc.	132086	02/04/1992	415655	06/05/1992	12

MEXICO	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	124542	10/15/1991	403945	01/20/1992	12

MEXICO	MONRO-MATIC PLUS		Tenneco Automotive Operating Company Inc.	124204	10/10/1991	405249	02/07/1992	12

MEXICO	MYRIDE		Tenneco Automotive Operating Company Inc.	901935	12/13/2007	1030900	03/18/2008	09

MEXICO	OUR MISSION IS GO		Tenneco Automotive Operating Company Inc.	551469	06/13/2002	839300	06/22/2004	40

MEXICO	OUR SYMBOL IS TEN		Tenneco Automotive Operating Company Inc.	549210	05/30/2002	801366	07/24/2003	40

MEXICO	QUICK CARE		Tenneco Automotive Operating Company Inc.	0710518	04/05/2005	938413	06/15/2006	21

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
MEXICO	QUICK STRUT		Tenneco Automotive Operating Company Inc.	0617924	09/05/2003	809751	10/13/2003	12

MEXICO	RANCHO		Tenneco Automotive Operating Company Inc.	312278	10/27/1997	566837	12/15/1997	12

MEXICO	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	824389	12/11/2006	1034325	04/11/2008	12

MEXICO	SAFE & SOUND		Tenneco Automotive Operating Company Inc.	921268	03/14/2008	1043790	05/30/2008	36

MEXICO	SAFE & SOUND		Tenneco Automotive Operating Company Inc.	921268	03/14/2008	1043790	05/30/2008	36

MEXICO	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	0617922	09/05/2003	887629	06/23/2005	12

MEXICO	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	617923	09/05/2003	816018	12/04/2003	35

MEXICO	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	124543	10/15/1991	403946	01/20/1992	12

MEXICO	SOLID SCR		Tenneco Automotive Operating Company Inc.	1096975	07/14/2010			09

MEXICO	SOLID SCR (Re-File)		Tenneco Automotive Operating Company Inc.	1242468	01/19/2012			07

MEXICO	STARLA		Tenneco Automotive Operating Company Inc.	0948268	07/17/2008	1087001	02/24/2009	07

MEXICO	STREET LETHAL		Tenneco Automotive Operating Company Inc.	0617925	09/05/2003	80999	10/15/2003	07

MEXICO	STREET LETHAL		Tenneco Automotive Operating Company Inc.	0617925	09/05/2003	809752	10/13/2003	12

MEXICO	STRUT-MATE		Tenneco Automotive Operating Company Inc.	124544	10/15/1991	403947	01/20/1992	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
MEXICO	SWIRL-AWAY (Stylized)		Tenneco Automotive Operating Company Inc.	759899	01/11/2006	935654	05/29/2006	01

MEXICO	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	1166926	03/29/2011	1230031	07/27/2011	07

MEXICO	TENNECO		Tenneco Automotive Operating Company Inc.	206765	12/09/1976	206765	12/09/1976	06, 12, 22

MEXICO	TENNECO		Tenneco Automotive Operating Company Inc.	107156	12/09/1976	216989	08/21/1978	07, 08, 09, 11, 12, 16, 20, 21

MEXICO	TENNECO		Tenneco Automotive Operating Company Inc.	1015832	06/25/2009	1159896	05/25/2010	12

MEXICO	TENNECO		Tenneco Automotive Operating Company Inc.	243771	09/22/1995	542719	02/27/1997	12

MEXICO	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	1015827	06/25/2009	1127606	10/27/2009	012

MEXICO	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	243768	09/22/1995	513406	12/15/1995	012

MEXICO	TENNECO T3CHTOUR & Design		Tenneco Automotive Operating Company Inc.	1000976	04/14/2009	1114811	08/12/2009	041

MEXICO	TENNECO TECHNOLOGY TOUR		Tenneco Automotive Operating Company Inc.	1000978	04/14/2009	1115384	08/14/2009	041

MEXICO	THE POWER SPEAKS FOR ITSELF		Tenneco Automotive Operating Company Inc.	827483	12/20/2006	1065033	10/02/2008	040

MEXICO	THRUSH		Tenneco Automotive Operating Company Inc.	0672719	08/19/2004	851951	09/21/2004	012

MEXICO	TOTAL SOLUTIONS		Tenneco Automotive Operating Company Inc.	0802268	08/24/2006	958799	10/24/2006	012

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
MEXICO	TOTALLY WET		Tenneco Automotive Operating Company Inc.	820872	11/22/2006	984758	05/22/2007	003

MEXICO	TRU-FIT		Tenneco Automotive Operating Company Inc.	922591	03/26/2008	1103161	05/29/2009	007

MEXICO	ULTRA FLO		Tenneco Automotive Operating Company Inc.	856334	05/23/2007	994128	07/23/2007	007

MEXICO	VINTAGE SOUND…TODAY’S POWER		Tenneco Automotive Operating Company Inc.	931523	05/06/2008	1051935	07/31/2008	007

MEXICO	WALKER		Tenneco Automotive Operating Company Inc.	107593	09/24/2001	920947	02/24/2006	12

MEXICO	WALKER		Tenneco Automotive Operating Company Inc.	126002	11/04/1991	429866	01/25/1993	08

MEXICO	WALKER		Tenneco Automotive Operating Company Inc.	128819	12/11/1991	407520	03/10/1992	06

MEXICO	WALKER & Design		Tenneco Automotive Operating Company Inc.	128820	12/11/1991	466216	07/12/1994	006

MEXICO	WALKER & Design		Tenneco Automotive Operating Company Inc.	126003	11/04/1991	470108	08/18/1994	008

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
MEXICO	WALKER & Design		Tenneco Automotive Operating Company Inc.	107592	02/28/1991	521707	04/30/1996	012

MEXICO	WALKER HEAVY DUTY & Design		Tenneco Automotive Operating Company Inc.	597726	04/22/2003	796648	06/25/2003	40

MEXICO	WALKER HEAVY DUTY MONROE & Design		Tenneco Automotive Operating Company Inc.	597727	04/22/2003	831751	04/21/2004	040

MEXICO	WALKER INVISION		Tenneco Automotive Operating Company Inc.	0919234	03/07/2008	1063964	09/30/2008	009

MEXICO	XNOX		Tenneco Automotive Operating Company Inc.	1139345	12/02/2010	1248988	11/07/2011	007

MOLDOVA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	003824	12/28/1994	R4128	10/15/1996	12

MOLDOVA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	001160	04/12/1994	R2304	10/23/1995	12

MOLDOVA	MONROE		Tenneco Automotive Operating Company Inc.	009717	10/25/2000	R8183	08/06/2001	07, 12

MOLDOVA	MYRIDE		Tenneco Automotive Operating Company Inc.	022498	12/10/2007	17910	04/10/2009	09

MOLDOVA	RANCHO		Tenneco Automotive Operating Company Inc.	009719	10/25/2000	R8233	09/03/2001	07, 12

MOLDOVA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	020438	12/05/2006	16337	04/21/2008	12

MOLDOVA	TENNECO		Tenneco Automotive Operating Company Inc.	186	09/15/1993	R57	04/08/1994	07, 12

MOLDOVA	TENNECO		Tenneco Automotive Operating Company Inc.	004917	09/22/1995	R4731	06/05/1997	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
MOLDOVA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	004919	09/22/1995	R4732	06/05/1997	012

MOLDOVA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	001161	04/12/1994	R3643	03/21/1996	12

MOLDOVA	WALKER		Tenneco Automotive Operating Company Inc.	009718	10/25/2000	8306	10/04/2001	07, 12

MONACO	TENNECO		Tenneco Automotive Operating Company Inc.	016576	09/22/1995	R9516512	09/22/1995	06, 12

MONACO	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	16577	09/22/1995	R9516513	11/03/1995	006, 012

MONTENEGRO	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	Z19912194	11/05/1991	04036PP	02/10/1995	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
MONTENEGRO	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	Z19912151	10/31/1991	04040PP	01/12/1995	12

MONTENEGRO	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	Z1993559	08/24/1993	02370PP	06/19/1997	12

MONTENEGRO	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	Z19930561	08/24/1993	02340PP	06/19/1997

MONTENEGRO	MONROE		Tenneco Automotive Operating Company Inc.	Z19912045	10/14/1991	04048PP	01/10/1995	12

MONTENEGRO	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	Z19910244	10/14/1991	04041PP	01/10/1995	12

MONTENEGRO	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	Z20001062	11/22/2000	46991	04/22/2004	12

MONTENEGRO	MYRIDE		Tenneco Automotive Operating Company Inc.	Z2008971	11/05/2008	02572	08/16/2011	09

MONTENEGRO	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	Z19930560	08/24/1993	02338PP	06/19/1997

MONTENEGRO	TENNECO		Tenneco Automotive Operating Company Inc.	Z1982181	04/12/1982	02337PP	03/25/1986	01, 07, 12

MONTENEGRO	WALKER		Tenneco Automotive Operating Company Inc.	Z19911785	09/03/1991	02208PP	12/13/1994	006

MONTENEGRO	WALKER		Tenneco Automotive Operating Company Inc.	27316660	11/24/1997	02727PP	07/13/2000	007

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
MONTENEGRO	WALKER & Design		Tenneco Automotive Operating Company Inc.	Z19911784	09/03/1991	02771PP	12/13/1994	006

MONTENEGRO	WALKER & Design		Tenneco Automotive Operating Company Inc.	2736661	11/24/1997	02728PP	07/13/2000	007

MOROCCO	GAS-MATIC		Tenneco Automotive Operating Company Inc.	35713	12/28/1984	93804	12/28/1984	12

MOROCCO	MONROE		Tenneco Automotive Operating Company Inc.	PV16	12/10/1959	29700	12/10/1959	12

MOROCCO	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	56879	06/14/1995	65879	06/14/1995	12

MOROCCO	TENNECO		Tenneco Automotive Operating Company Inc.	32224	05/03/1982	32224	05/03/1982	16, 01, 02, 04, 05, 07, 12, 29, 31

MOROCCO	TENNECO		Tenneco Automotive Operating Company Inc.	57529	09/22/1995	57529	10/11/1995	06, 21, 35, 37, 39, 41, 42

MOROCCO	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	57528	09/22/1995	57528	10/11/1995	004, 006, 012, 016, 021, 035, 037, 039, 041, 042

MOZAMBIQUE	MONROE		Tenneco Automotive Operating Company Inc.	4752000	03/22/2000	36382000	06/14/2002	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
MOZAMBIQUE	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	4762000	03/22/2000	36392000	06/14/2002	12
NEPAL	TENNECO		Tenneco Automotive Operating Company Inc.	Unknown	09/22/1995	11245052	12/24/1995	12

NEPAL	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	na	09/22/1995	11255052	12/24/1995	012

NETHERLANDS	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	07243	02/03/1997	07243	03/07/1997	07

NETHERLANDS	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	09465	03/08/1966	09465	04/12/1966	12

NETHERLANDS	TENNECO		Tenneco Automotive Operating Company Inc.	07244	03/03/1983	07244	03/03/1983	07, 12
NETHERLANDS	TENNECO		Tenneco Automotive Operating Company Inc.	07245	09/22/1995	07245	09/04/1996	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
NETHERLANDS ANTILLES	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	07242	09/22/1995	07242	09/04/1996	12

NEW ZEALAND	CARLINE MUFFLERS		Tenneco Automotive Operating Company Inc.	270163	11/28/1996	270163	09/08/1998	07

NEW ZEALAND	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	266774	09/09/1996	266774	05/22/1997	12

NEW ZEALAND	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	266178	08/22/1996	266178	03/18/1997	07

NEW ZEALAND	EXPERT SERIES		Tenneco Automotive Operating Company Inc.	220897	08/27/1992	B220897	08/27/1992

NEW ZEALAND	GAS RISER		Tenneco Automotive Operating Company Inc.	228300	07/07/1993	228300	07/07/1993

NEW ZEALAND	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	225150	02/25/1993	225150	02/25/1993	12

NEW ZEALAND	GAS-MATIC		Tenneco Automotive Operating Company Inc.	162759	12/19/1985	162759	08/14/1992	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
NEW ZEALAND	HIRISER & Design		Tenneco Automotive Operating Company Inc.	152686	05/11/1984	152686	07/18/1988	12

NEW ZEALAND	LUKEY		Tenneco Automotive Operating Company Inc.	761277	12/22/2006	761277	06/28/2007

NEW ZEALAND	MASTER GAS		Tenneco Automotive Operating Company Inc.	210073	05/10/1991	210073	05/07/1996	12

NEW ZEALAND	MAX LIFT		Tenneco Automotive Operating Company Inc.	209817	04/29/1991	B209817	04/29/1991	12

NEW ZEALAND	MAX-AIR		Tenneco Automotive Operating Company Inc.	137073	05/07/1981	B137073	05/07/1988

NEW ZEALAND	MONROE		Tenneco Automotive Operating Company Inc.	136855	04/22/1981	136855	04/22/1992	12

NEW ZEALAND	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	137072	05/07/1981	137072	05/07/1988	12

NEW ZEALAND	MONROE ARMSTRONG		Tenneco Automotive Operating Company Inc.	623853	09/25/2000	623853	09/09/2002	12

NEW ZEALAND	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	625820	10/26/2000	625820	02/05/2002	12

NEW ZEALAND	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	137071	05/07/1981	137071	05/07/1988	12

NEW ZEALAND	MYRIDE		Tenneco Automotive Operating Company Inc.	780913	12/06/2007	780913	06/12/2008	09

NEW ZEALAND	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	746977	04/27/2006	746977	11/02/2006	12

NEW ZEALAND	RANCHO		Tenneco Automotive Operating Company Inc.	779138	11/07/2007	779138	08/12/2008	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
NEW ZEALAND	SAFETY TRIANGLE & Design (BRAKES TYRES SHOCK ABSORBERS)		Tenneco Automotive Operating Company Inc.	710411	03/31/2004	710411	09/30/2004	12

NEW ZEALAND	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	817879	12/24/2009	817879	06/24/2010	12

NEW ZEALAND	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	246070	02/22/1995	246070	02/04/1997	12

NEW ZEALAND	STRUT-MATE		Tenneco Automotive Operating Company Inc.	208819	03/13/1991	208819	03/13/1991	12

NEW ZEALAND	TENNECO		Tenneco Automotive Operating Company Inc.	145944	02/11/1983	145944	08/30/1988	07

NEW ZEALAND	TENNECO		Tenneco Automotive Operating Company Inc.	145945	02/11/1983	145945	08/30/1988	12

NEW ZEALAND	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	253792	09/21/1995	253792	07/08/1997	012

NEW ZEALAND	WALKER & Design		Tenneco Automotive Operating Company Inc.	B270227	11/29/1996	270227	08/26/1998	07

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
NICARAGUA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	9603510	10/03/1996	R35106CC	09/01/1997	07

NICARAGUA	MONROE		Tenneco Automotive Operating Company Inc.	990569	02/23/1960	10493	07/26/1960	12

NICARAGUA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	None	02/20/1963	13246	04/10/1964	12

NICARAGUA	TENNECO		Tenneco Automotive Operating Company Inc.	5673	08/11/1982	R14734CC	12/03/1982	07

NICARAGUA	TENNECO		Tenneco Automotive Operating Company Inc.	6620	08/11/1982	R14733CC	12/03/1982	12

NICARAGUA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	9502756	09/22/1995	35924	11/27/1997	012

NIGERIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	4654385	02/21/1985	46543	02/21/1985	12

NIGERIA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	312634	03/21/1977	14307	03/21/1991	13

NIGERIA	TENNECO		Tenneco Automotive Operating Company Inc.	43402	02/18/1983	43402	02/18/1983	07

NIGERIA	TENNECO		Tenneco Automotive Operating Company Inc.	43403834	12/18/1983	43403	12/18/1983	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
NIGERIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	TP25078	09/22/1995	65899	06/07/2005	012

NORWAY	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	19902253	05/02/1990	147682	11/21/1991	12

NORWAY	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	200102356	02/20/2001	211506	11/01/2001	12

NORWAY	GAS-MATIC		Tenneco Automotive Operating Company Inc.	842973	08/29/1984	121997	08/22/1985	12

NORWAY	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	19874338	10/23/1987	143392	11/22/1990

NORWAY	MONROE		Tenneco Automotive Operating Company Inc.	80291	08/28/1963	63171	01/03/1984	12

NORWAY	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	943102	06/02/1994	169972	11/02/1995	12

NORWAY	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	200006486	06/06/2000	207996	04/19/2001	12

NORWAY	MONROE LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	924886	09/29/1992	169562	09/28/1995	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
NORWAY	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	200013071	10/25/2000	217755	02/20/2003	12

NORWAY	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	812475	09/10/1981	116112	03/29/1984	12

NORWAY	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	110874	05/09/1972	86278	11/02/1972	12

NORWAY	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	19951200	02/22/1995	176620	09/05/1996	12

NORWAY	SOLID SCR		Tenneco Automotive Operating Company Inc.	201104060	04/07/2011			07

NORWAY	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	201107430	06/27/2011	262669	11/23/2011	07

NORWAY	TENNECO		Tenneco Automotive Operating Company Inc.	19821136	04/13/1982	115178	12/22/1983	07, 12

NORWAY	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	955870	09/22/1995	178127	11/21/1996	004, 006, 012, 016, 021, 035, 037, 039, 041, 042

NORWAY	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	9920892	02/24/1992	167915	05/24/1995	012

NORWAY	WALKER & Design		Tenneco Automotive Operating Company Inc.	800966	01/01/1980	116561	05/10/1984	008

NORWAY	XNOX		Tenneco Automotive Operating Company Inc.	201103502	03/25/2011	261540	09/16/2011	07

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
OAPI	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	3200901799	09/15/2009	62634	06/30/2010	12

OAPI	GAS-MATIC		Tenneco Automotive Operating Company Inc.	75233	01/15/1985	25166	01/25/1985	12

OAPI	MONROE		Tenneco Automotive Operating Company Inc.	3200901797	09/15/2009	62632	06/30/2010	12

OAPI	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	3200901798	09/15/2009	62633	06/30/2010	12

OAPI	RANCHO		Tenneco Automotive Operating Company Inc.	3200901822	09/18/2009	64722	12/15/2010	12

OAPI	RANCHO & Design		Tenneco Automotive Operating Company Inc.	3200901849	09/18/2009	62678	06/30/2010	12

OAPI	TENNECO		Tenneco Automotive Operating Company Inc.	84971	09/22/1995	35496	09/22/1995	04, 06, 12, 16, 21

OAPI	TENNECO		Tenneco Automotive Operating Company Inc.	73209	11/01/1982	23160	11/01/1982	07, 12

OAPI	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	84970	09/22/1995	35495	10/09/1996	04, 06, 12, 16, 21

OAPI	WALKER		Tenneco Automotive Operating Company Inc.	3200902253	11/04/2009	62983	07/15/2010	06, 07, 12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
OAPI	WALKER & Design		Tenneco Automotive Operating Company Inc.	3200902252	11/04/2009	62982	07/15/2010	06, 07, 12

OMAN	MYRIDE		Tenneco Automotive Operating Company Inc.	48318	12/24/2007	48318	11/16/2008	09

OMAN	RANCHO		Tenneco Automotive Operating Company Inc.	47714	11/10/2007	47714	08/26/2008	12

OMAN	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	11565	05/08/1995	11565	04/23/2002	12

OMAN	TENNECO		Tenneco Automotive Operating Company Inc.	5766	07/09/1991	5766	12/28/2003	07

OMAN	TENNECO		Tenneco Automotive Operating Company Inc.	5767	07/09/1991	5767	12/28/2003	12

OMAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	12245	09/20/1995			012

PAKISTAN	MONROE		Tenneco Automotive Operating Company Inc.	82828	05/03/1984	82828	01/21/1986	12

PAKISTAN	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	72873	11/09/1980	72873	11/09/1987	12

PAKISTAN	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	43261	04/08/1965	43261	04/11/1968	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
PAKISTAN	MYRIDE		Tenneco Automotive Operating Company Inc.	244432	12/07/2007	244432	01/25/2012	09

PAKISTAN	RANCHO		Tenneco Automotive Operating Company Inc.	243298	11/07/2007	243298	10/21/2011	12

PAKISTAN	TENNECO		Tenneco Automotive Operating Company Inc.	96072	10/15/1987	96072	10/15/1987	12

PAKISTAN	TENNECO		Tenneco Automotive Operating Company Inc.	96069	10/15/1987	96069	10/15/1987	07

PAKISTAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	132328	10/08/1995	132328	04/19/2000	12

PANAMA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	057496	07/21/1991	57496	04/18/1994	12

PANAMA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	90884	10/29/1997	90884	10/29/1997	07

PANAMA	MONROE		Tenneco Automotive Operating Company Inc.	2304801	06/28/1978	23048	02/23/1979	12

PANAMA	MYRIDE		Tenneco Automotive Operating Company Inc.	16721101	12/12/2007	16721101	08/20/2008	09

PANAMA	RANCHO		Tenneco Automotive Operating Company Inc.	90886	10/29/1997	90886	06/14/1999	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
PANAMA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	15829801	01/15/2007	14089	09/17/2007	12

PANAMA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	200627633	10/19/1995	077890	11/12/1996	12

PANAMA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	200627632	10/19/1995	077889	11/14/1996	12

PANAMA	TENNECO		Tenneco Automotive Operating Company Inc.	198666	12/23/1969	67636	02/18/1971	07

PANAMA	TENNECO		Tenneco Automotive Operating Company Inc.	34907	01/26/1984	34907	10/15/1984	12

PANAMA	TENNECO		Tenneco Automotive Operating Company Inc.	38872	07/09/1985	38872	06/30/1986	12

PAPUA NEW GUINEA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	59719	09/04/1996	A59719	09/04/1996	07

PAPUA NEW GUINEA	MONROE		Tenneco Automotive Operating Company Inc.	57619	03/09/1993	57619	03/09/1993	12

PAPUA NEW GUINEA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	57620	03/09/1993	57620	03/09/1993	12

PAPUA NEW GUINEA	TENNECO		Tenneco Automotive Operating Company Inc.	59061	09/25/1995	A59061	09/25/1995	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
PAPUA NEW GUINEA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	59051	09/25/1995	A59051	08/06/1997	012

PARAGUAY	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	728789	08/23/1996	312914	08/19/1997	07

PARAGUAY	FRIC-ROT		Tenneco Automotive Operating Company Inc.	199824493	10/29/1998			12

PARAGUAY	GAS-MATIC		Tenneco Automotive Operating Company Inc.	01434	10/14/1985	299914	04/19/1996	12

PARAGUAY	MONROE		Tenneco Automotive Operating Company Inc.	1487	09/11/1963	271561	08/10/1964	12

PARAGUAY	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	437	03/20/1963	270566	12/28/1963	12

PARAGUAY	MYRIDE		Tenneco Automotive Operating Company Inc.	00191	01/04/2008	324386	09/30/2009	09

PARAGUAY	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	23136		321371	09/22/1998	12

PARAGUAY	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	29815	02/23/1995	287333	12/27/1995	12

PARAGUAY	TENNECO		Tenneco Automotive Operating Company Inc.	Unknown	04/01/1982	255528	10/27/1982	07

PARAGUAY	TENNECO		Tenneco Automotive Operating Company Inc.	104114	04/01/1982	255460	10/27/1982	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
PARAGUAY	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	19580	09/22/1995	190454	11/26/1996	012

PERU	AUTOK (Stylized)		Tenneco Automotive Operating Company Inc.	195856	11/17/2003	00035379	05/21/2004	037

PERU	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	183184	03/27/1991	92783	08/21/1991	12

PERU	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	020644	09/09/1996	36320	06/09/1997	07

PERU	GAS-MATIC		Tenneco Automotive Operating Company Inc.	095357	10/17/1985	0061013	03/19/1986	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
PERU	MONROE		Tenneco Automotive Operating Company Inc.	166186	03/11/1960	35234	03/11/1960	12

PERU	MONROE CLUB		Tenneco Automotive Operating Company Inc.	195858	11/17/2003	00035380	05/21/2004	35

PERU	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	114982	02/23/1963	17445	02/23/1963	12

PERU	MYRIDE		Tenneco Automotive Operating Company Inc.	03442182008	02/12/2008	00140535	07/21/2008	09

PERU	RANCHO		Tenneco Automotive Operating Company Inc.	5650	05/14/1996	26817	07/01/1996	12

PERU	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	03010952006	12/26/2006	00125913	03/30/2007	12

PERU	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	263209	03/03/1995	16643	06/21/1995	12

PERU	TENNECO		Tenneco Automotive Operating Company Inc.	58867	07/14/1982	46739	12/09/1982	07

PERU	TENNECO		Tenneco Automotive Operating Company Inc.	58866	07/14/1982	46738	12/09/1982	12

PERU	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	279756	09/22/1995	24861	04/08/1996	012

PHILIPPINES	MONROE		Tenneco Automotive Operating Company Inc.	42008014690	12/04/2008	42008014690	11/19/2009	12

PHILIPPINES	MONRO-MATIC (Refile)		Tenneco Automotive Operating Company Inc.	42012000445	01/11/2012			12

PHILIPPINES	MYRIDE		Tenneco Automotive Operating Company Inc.	042007013692	12/12/2007			09

PHILIPPINES	RANCHO		Tenneco Automotive Operating Company Inc.	42009006176	06/23/2009	42009006176	12/09/2010	12

PHILIPPINES	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	42006500513	12/06/2006	42006500513	01/21/2010	12

PHILIPPINES	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	42006005008	05/11/2006	42006005008	11/10/2008	12

PHILIPPINES	TENNECO		Tenneco Automotive Operating Company Inc.	42007005425	05/29/2007			12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
PHILIPPINES	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	41996105061	01/04/1996	41996105061	04/16/2004	012

POLAND	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	Z106188	02/18/1992	R80625	02/20/1995	12

POLAND	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	Z106189	02/18/1992	R80478	01/30/1995	12

POLAND	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	Z165125	10/08/1996	115129	04/21/2000	07

POLAND	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	Z126986	11/23/1993	R84445	08/16/1995	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
POLAND	GAS-MATIC		Tenneco Automotive Operating Company Inc.	Z104934	01/10/1992	R77305	06/16/1994	12

POLAND	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	Z126988	11/23/1993	R86721	10/25/1995	12

POLAND	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	Z122466	06/18/1993	R85918	09/23/1995	12

POLAND	MONROE		Tenneco Automotive Operating Company Inc.	Z105003	01/13/1992	R76862	05/19/1994	12

POLAND	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	Z105001	01/13/1992	R76860	01/13/1992	12

POLAND	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	219424	06/05/2000	157178	07/28/2005	12

POLAND	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	Z227491	11/20/2000	153264	11/17/2004	12

POLAND	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	Z105002	01/13/1992	R76861	05/19/1994	12

POLAND	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	Z126987	11/23/1993	R86720	10/25/1995	012

POLAND	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	Z149684	07/24/1995	R102390	10/23/1998	12

POLAND	TENNECO		Tenneco Automotive Operating Company Inc.	Z80511	06/03/1982	R59304	06/03/1982	07, 12

POLAND	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	Z121898	05/28/1993	R93971	04/24/1997	12

POLAND	WALKER		Tenneco Automotive Operating Company Inc.	Z102059	09/23/1991	74408	10/14/1993	06

POLAND	WALKER & Design		Tenneco Automotive Operating Company Inc.	Z102057	09/23/1991	74407	02/15/1994	06

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
PORTUGAL	CONTROL 4		Tenneco Automotive Operating Company Inc.	363454	04/22/2002	363454	05/30/2003	12

PORTUGAL	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	286946	10/26/1992	286946	07/12/1994	12

PORTUGAL	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	319170V	09/11/1996	319170	06/09/1997	07

PORTUGAL	FONOS ALUMINOX PRO		Tenneco Automotive Operating Company Inc.	386070	11/22/2004	386070	11/15/2006

PORTUGAL	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	235194	05/27/1986	235194	12/05/1991	12

PORTUGAL	GAS-MATIC		Tenneco Automotive Operating Company Inc.	226950G	09/28/1984	226950	06/15/1990	12

PORTUGAL	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	115503	08/13/1962	179091	04/11/1963

PORTUGAL	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	243946	11/06/1987	243946	04/04/1997

PORTUGAL	MONROE		Tenneco Automotive Operating Company Inc.	163088S	12/15/1959	163088S	10/13/1960	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
PORTUGAL	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	301404	06/22/1994	301404	01/02/1996	12

PORTUGAL	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	347598	06/19/2000	347598	06/04/2001	12

PORTUGAL	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	351023H	11/02/2000	351023	10/17/2001	12

PORTUGAL	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	197865	03/07/1978	197865	10/14/1985	12

PORTUGAL	RANCHO		Tenneco Automotive Operating Company Inc.	326785	10/24/1997	326785	05/12/1998	12

PORTUGAL	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	308045	03/08/1995	308045	03/13/1996	12

PORTUGAL	TENNECO		Tenneco Automotive Operating Company Inc.	216758	06/24/1982	216758	04/18/1989	07

PORTUGAL	TENNECO		Tenneco Automotive Operating Company Inc.	216759	06/24/1982	216759	04/18/1989	12

PORTUGAL	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	312666	09/22/1995	312666	01/15/1997	004, 012, 016, 021, 035, 037, 039, 042

PORTUGAL	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	281049	03/06/1992	281049	11/25/1993	12

PORTUGAL	WALKER		Tenneco Automotive Operating Company Inc.	200010	10/09/1978	200010	10/30/1987	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
PORTUGAL	WALKER & Design		Tenneco Automotive Operating Company Inc.	207206	06/12/1980	207206	12/29/1987	08

PORTUGAL	WALKER & Design		Tenneco Automotive Operating Company Inc.	207207	06/12/1980	207207	12/29/1987	12

PUERTO RICO	MONROE		Tenneco Automotive Operating Company Inc.	163	10/13/1961	12044	01/05/1962	12

PUERTO RICO	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	14594	06/13/1979	22391	10/09/1979	12

PUERTO RICO	MYRIDE		Tenneco Automotive Operating Company Inc.	75265	12/19/2007	75265	04/20/2010	09

PUERTO RICO	QUICK STRUT		Tenneco Automotive Operating Company Inc.	60245	02/05/2004	60245	02/05/2004	12

PUERTO RICO	RANCHO		Tenneco Automotive Operating Company Inc.	59366	11/13/2007	74876	11/13/2007	12

PUERTO RICO	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY		Tenneco Automotive Operating Company Inc.	73779	04/25/2007	73779	03/22/2010	12

PUERTO RICO	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	73779	04/25/2007			35

QATAR	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	13665	07/09/1995	13665	07/02/2002	12

QATAR	TENNECO		Tenneco Automotive Operating Company Inc.	7863	02/15/1990	7863	02/15/1990	07

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
QATAR	TENNECO		Tenneco Automotive Operating Company Inc.	7864	02/15/1990	7864		12

QATAR	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	13926	09/20/1995	13926	02/04/2003	012

ROMANIA	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	26283	02/04/1992	18125	02/04/1992	12

ROMANIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	41074	10/01/1996	R30012	09/29/1999	007

ROMANIA	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	30391	11/17/1993	R21536	11/17/1993	12

ROMANIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	26183	01/04/1992	R21319	01/04/1992	12

ROMANIA	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	30392	11/17/1993	R21537	11/17/1993	12

ROMANIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	29497	06/24/1993	R24129	06/24/1993	12

ROMANIA	MONROE		Tenneco Automotive Operating Company Inc.	26284	02/04/1992	18126	02/04/1992	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
ROMANIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	26286	02/04/1992	18128	02/04/1992	12

ROMANIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	M200004544	10/26/2000	R047066	10/26/2000	12

ROMANIA	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	26285	02/04/1992	R18127	02/04/1992	12

ROMANIA	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	30390	11/17/1993	R21535	11/17/1993	12

ROMANIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	35908	07/28/1995	27517	02/17/1999	12

ROMANIA	TENNECO		Tenneco Automotive Operating Company Inc.	12593	07/28/1982	2R12634	07/28/1982	07, 12

ROMANIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	36531	09/22/1995	R25509	10/31/1997	012

ROMANIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	29498	06/24/1993	R25763	10/31/1998	12

ROMANIA	WALKER		Tenneco Automotive Operating Company Inc.	25613	11/21/1991	R19493	06/22/1996	06

ROMANIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	25614	11/12/1991	R19494	06/22/1996	06

RWANDA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	N/A	01/11/1985	2039DRK	01/11/1985	12

SAUDI ARABIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	1948	06/29/1985	14170	06/22/1986	12

SAUDI ARABIA	MONROE		Tenneco Automotive Operating Company Inc.	91291	08/01/2004	81043	10/22/2005	07

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SAUDI ARABIA	MONROE		Tenneco Automotive Operating Company Inc.	91292	08/01/2004	81044	10/22/2005	12

SAUDI ARABIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	91294	08/01/2004	81090	10/22/2005	12

SAUDI ARABIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	91293	08/01/2004	81523	12/02/2005	07

SAUDI ARABIA	RANCHO		Tenneco Automotive Operating Company Inc.	116385	04/15/2007	101269	09/17/2008	12

SAUDI ARABIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	111862	12/09/2006	122409	01/14/2011	12

SAUDI ARABIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	29799	06/17/1995	36239	12/10/1995	12

SAUDI ARABIA	TENNECO		Tenneco Automotive Operating Company Inc.	84114031	11/16/1982	11820	12/04/1985	07, 12

SAUDI ARABIA	TENNECO		Tenneco Automotive Operating Company Inc.	30983	09/20/1995	38636	10/15/1996	12

SAUDI ARABIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	30992	09/20/1995	38637	10/15/1996	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SERBIA	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	Z19912194	11/05/1991	38072	02/01/1995	12

SERBIA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	Z19912151	10/31/1991	38662	01/12/1995	12

SERBIA	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	Z19930559	08/24/1993	40212	06/19/1997	12

SERBIA	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	Z19930561	08/24/1993	40214	09/19/1997	12

SERBIA	MONROE		Tenneco Automotive Operating Company Inc.	Z19912045	10/14/1991	38631	01/10/1995	12

SERBIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	Z204491	10/14/1991	38630	01/10/1995	12

SERBIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	Z20001062	11/22/2000	46991	04/22/2004	12

SERBIA	MYRIDE		Tenneco Automotive Operating Company Inc.	Z20072890	12/07/2007	56614	12/08/2008	09

SERBIA	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	Z19930560	08/24/1993	40213	06/19/1997	12

SERBIA	TENNECO		Tenneco Automotive Operating Company Inc.	Z18182	04/12/1982	28732	03/25/1986	07, 12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SERBIA	WALKER		Tenneco Automotive Operating Company Inc.	Z178591	09/03/1991	38556	12/13/1994	06

SERBIA	WALKER		Tenneco Automotive Operating Company Inc.	Z132197	11/24/1997	43371	07/13/2000	07

SERBIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	Z178491	09/03/1991	38555	12/13/1994	06

SERBIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	Z132297	11/24/1997	43372	07/13/2000	07

SINGAPORE	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	S940096	09/03/1996	T9609400F	09/03/1996	07

SINGAPORE	MONROE		Tenneco Automotive Operating Company Inc.	T8301484Z	03/25/1983	T8301484Z	03/25/1983	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SINGAPORE	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	140893	02/26/1993	T9301408SG	02/26/1993	12

SINGAPORE	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	32439	03/19/1963	T6332429H	03/19/1984	12

SINGAPORE	MYRIDE		Tenneco Automotive Operating Company Inc.	T0723269F	12/10/2007	T0723269F	04/16/2008	09

SINGAPORE	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	T0608107D	04/28/2006	T0608107D	04/28/2006	12

SINGAPORE	RANCHO		Tenneco Automotive Operating Company Inc.	S1224997	10/06/1997	T9712249F	10/06/1997	12

SINGAPORE	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	T0626565E	12/04/2006	T0626565E	12/04/2006	12

SINGAPORE	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	T9501782B	02/27/1995	T9501782B	02/27/1995	12

SINGAPORE	TENNECO		Tenneco Automotive Operating Company Inc.	499383	09/20/1983	T8304993G	09/20/1983	07

SINGAPORE	TENNECO		Tenneco Automotive Operating Company Inc.	499483	09/20/1983	T8304994E	09/20/1983	12

SINGAPORE	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	905795	09/22/1995	T9509057J	09/22/1995	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SLOVAK REPUBLIC	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	65670	12/31/1991	174518	05/15/1995	12

SLOVAK REPUBLIC	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	P0Z223596	08/27/1996	185549	05/25/1999	007

SLOVAK REPUBLIC	GAS-MATIC		Tenneco Automotive Operating Company Inc.	172128	01/03/1992	172128	11/16/1993	12

SLOVAK REPUBLIC	GAS-MATIC		Tenneco Automotive Operating Company Inc.	153493	08/30/1993	189252	02/15/2000	12

SLOVAK REPUBLIC	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	153293	08/30/1993	179185	12/19/1997	12

SLOVAK REPUBLIC	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	142393	08/19/1993	178712	11/25/1997	12

SLOVAK REPUBLIC	MICHEL ALU		Tenneco Automotive Operating Company Inc.	832000	01/17/2000	195621	06/18/2001

SLOVAK REPUBLIC	MONROE		Tenneco Automotive Operating Company Inc.	65666	12/31/1991	174524	05/16/1995	12

SLOVAK REPUBLIC	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	65668	12/31/1991	174552	05/18/1995	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SLOVAK REPUBLIC	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	33022000	11/07/2000	199417	06/11/2002	12

SLOVAK REPUBLIC	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	65669	12/31/1991	174517	05/15/1995	12

SLOVAK REPUBLIC	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	153393	08/30/1993	179246	08/30/1993	12

SLOVAK REPUBLIC	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	129495	05/11/1995	183172	12/10/1998	12

SLOVAK REPUBLIC	TENNECO		Tenneco Automotive Operating Company Inc.	270395	09/22/1995	182616	10/15/1998	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

SLOVAK REPUBLIC	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	230295	09/22/1995	182615	10/15/1998	12

SLOVAK REPUBLIC	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	142293	08/19/1993	178711	11/25/1997	12

SLOVAK REPUBLIC	WALKER		Tenneco Automotive Operating Company Inc.	6358291	09/06/1991	175013	06/23/1995	06

SLOVAK REPUBLIC	WALKER & Design		Tenneco Automotive Operating Company Inc.	6358391	09/06/1991	175012	06/23/1995	06

SLOVENIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	30467936541	08/11/1993	9370723	05/21/1998	12

SLOVENIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	3046793654	08/11/1993	9370724	02/09/1996	012

SLOVENIA	WALKER		Tenneco Automotive Operating Company Inc.	Z9771756	11/21/1997	9771756	09/28/1998	07

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SLOVENIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	Z9771757	11/21/1997	9771757	09/28/1998	07

SOMALIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	3352	04/16/1985	3352	04/16/1985	12

SOUTH AFRICA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	9611919	08/23/1996	9611919	03/02/2000	07

SOUTH AFRICA	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	9601197	01/31/1996	9601197	01/10/2000	12

SOUTH AFRICA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	9601198	01/31/1996	9601198	01/28/1999	12

SOUTH AFRICA	MONROE		Tenneco Automotive Operating Company Inc.	594281	12/17/1959	594281	12/17/1959	12

SOUTH AFRICA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	9601200	01/31/1996	9601200	01/31/1996	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SOUTH AFRICA	MONROE GAS-MATIC & Design		Tenneco Automotive Operating Company Inc.	439089	05/18/1989	894390	05/18/1993	12

SOUTH AFRICA	MYRIDE		Tenneco Automotive Operating Company Inc.	200728577	12/07/2007	200728577	09/07/2007	09

SOUTH AFRICA	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	9601199	01/31/1996	9601199	01/28/1999	12

SOUTH AFRICA	RANCHO		Tenneco Automotive Operating Company Inc.	200725669	11/06/2007	200725669	08/06/2010	12

SOUTH AFRICA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	955296	05/09/1995	199505926	03/23/1998	12

SOUTH AFRICA	TENNECO		Tenneco Automotive Operating Company Inc.	827625	09/29/1982	827625	09/29/1982	12

SOUTH AFRICA	TENNECO		Tenneco Automotive Operating Company Inc.	827624	09/29/1982	827624	09/29/1982	07

SOUTH AFRICA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	9512650	09/22/1995	9512650	01/21/1999	012

SOUTH AFRICA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	9601201	01/31/1996	9601201	01/21/1999	012

SOUTH AFRICA	WALKER		Tenneco Automotive Operating Company Inc.	753183	06/23/1975	B753183	02/04/1977	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SOUTH KOREA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	427681996	09/23/1996	399481	03/16/1998	12

SOUTH KOREA	MONROE		Tenneco Automotive Operating Company Inc.	20080022193	12/12/1987	0168592	02/21/1989	12

SOUTH KOREA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	24751988	02/05/1988	171477	06/07/1989	07, 12

SOUTH KOREA	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	4020060023204	05/01/2006	400703909	03/26/2007	12

SOUTH KOREA	RANCHO		Tenneco Automotive Operating Company Inc.	221942008	02/13/1998	0436656	12/30/1998	12

SOUTH KOREA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	20060062302	12/08/2006	400726916	10/30/2007	12

SOUTH KOREA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	40-1995-0008843	03/10/1995	4003602350000	04/21/1997	007, 012

SOUTH KOREA	SOLID SCR		Tenneco Automotive Operating Company Inc.	4020110017013	04/01/2011			07

SOUTH KOREA	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	4020110017012	04/01/2011			12

SOUTH KOREA	TENNECO		Tenneco Automotive Operating Company Inc.	924029	04/30/1982	88588	02/04/1983	07, 12

SOUTH KOREA	TENNECO		Tenneco Automotive Operating Company Inc.	7019970000265	04/30/1982	4000885880000	02/04/1983	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SOUTH KOREA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	5020070013799	09/25/1995	373072	08/25/1997	12

SOUTH KOREA	XNOX		Tenneco Automotive Operating Company Inc.	4020100050894	10/04/2010	400896209	12/26/2011	007

SPAIN	ALUMINOX PRO		Tenneco Automotive Operating Company Inc.	M26260123	12/03/2004	2626012	11/18/2005	07

SPAIN	CONTROL 4		Tenneco Automotive Operating Company Inc.	2474520	05/08/2002	2474520	11/05/2002	12

SPAIN	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	1565990	05/03/1990	1565990	05/05/1993	12

SPAIN	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	1565991	05/03/1990	1565991	05/05/1993	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SPAIN	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	2049007	09/25/1996	2049007	12/22/1997	12

SPAIN	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	1147900	05/23/1986	1147900	05/05/1988	12

SPAIN	GAS-MATIC		Tenneco Automotive Operating Company Inc.	1079063	08/31/1984	1079063	03/05/1986

SPAIN	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	407313	08/16/1962	MO407313	12/11/1962	12

SPAIN	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	1218050	11/10/1987	1218050	11/21/1988	12

SPAIN	MONROE		Tenneco Automotive Operating Company Inc.	430305	09/05/1963	0430305	01/03/1964	12

SPAIN	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	1916440	08/01/1994	1916440	03/03/1995	12

SPAIN	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	2324791	06/14/2000	2324791	06/14/2000	12

SPAIN	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	2358621	11/20/2000	2358621	06/05/2001	12

SPAIN	OUR MISSION IS GO		Tenneco Automotive Operating Company Inc.	2489688	07/15/2002	2489688	12/12/2003	40

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SPAIN	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	872969	03/15/1978	872969	06/05/1979	12

SPAIN	RANCHO		Tenneco Automotive Operating Company Inc.	2505443	09/26/2002	2505443	09/05/2003	07, 12

SPAIN	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	0656470	10/20/1971	0656470	03/01/1973	12

SPAIN	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	1952984	03/09/1995	1952984	10/15/1995	12

SPAIN	TENNECO		Tenneco Automotive Operating Company Inc.	1007709	05/31/1982	M1007709	06/06/1983	07

SPAIN	TENNECO		Tenneco Automotive Operating Company Inc.	1007710	05/31/1982	M1007710	06/06/1983	12

SPAIN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	1986593	09/22/1995	1986593	03/05/1997	012

SPAIN	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	1688217	03/04/1992	MI1688217	11/05/1993	012

SPAIN	WALKER		Tenneco Automotive Operating Company Inc.	0661459	12/17/1971	0661459	11/12/1973	12

SPAIN	WALKER & Design		Tenneco Automotive Operating Company Inc.	938636	04/09/1980	938636	12/05/1981	012

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SPAIN	WALKER ALUMINOX & Design		Tenneco Automotive Operating Company Inc.	2031999	05/30/1996	2031999	07/07/1997	07

SRI LANKA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	86410	12/29/1997	86410	09/08/2004	07

SRI LANKA	MONROE		Tenneco Automotive Operating Company Inc.	158333	10/04/2010

SRI LANKA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	24396	03/19/1963	24396	03/18/1991	12

SRI LANKA	MYRIDE		Tenneco Automotive Operating Company Inc.	LKT1143953	02/22/2008			09

SRI LANKA	TENNECO		Tenneco Automotive Operating Company Inc.	48284	10/05/1984	48284	10/05/1984	07

SRI LANKA	TENNECO		Tenneco Automotive Operating Company Inc.	48285	10/05/1984	48285	10/05/1984	12

SRI LANKA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	75821	09/22/1995	75821	10/23/2006	012

SUDAN	TENNECO		Tenneco Automotive Operating Company Inc.	19670	07/18/1982	19670	07/18/1982	12

SUDAN	TENNECO		Tenneco Automotive Operating Company Inc.	19669	07/18/1982	19669	05/09/1987	07

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SUDAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	35396	05/20/2006			012

SURINAME	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	15198	10/07/1996	15198	10/14/1996	07

SURINAME	GAS-MATIC		Tenneco Automotive Operating Company Inc.	11649	10/01/1985	11649	10/01/1985	12

SURINAME	TENNECO		Tenneco Automotive Operating Company Inc.	14577	09/22/1995	14568	09/22/1995	12

SURINAME	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	14586	09/22/1995	14581	09/22/1995	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SWEDEN	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	9004222	05/09/1990	229959	01/31/1992	12

SWEDEN	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	9004223	05/09/1990	229960	01/31/1992	12

SWEDEN	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	967634	08/22/1996	321961	02/28/1997	07

SWEDEN	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	387786	05/21/1986	205366	04/10/1987	12

SWEDEN	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	816273	11/24/1981	194113	12/28/1984	12

SWEDEN	MONROE		Tenneco Automotive Operating Company Inc.	9502200	02/23/1995	314659	06/28/1996	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SWEDEN	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	1997/06246	07/02/1997	332641	08/27/1999	012

SWEDEN	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	1997/06246	07/02/1997	332641	08/27/1999	012

SWEDEN	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	976246	07/02/1997	332641	08/27/1999	12

SWEDEN	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	0004449	06/05/2000	353141	03/08/2002	12

SWEDEN	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	0008259	10/31/2000	349516	10/19/2001	12

SWEDEN	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	814725	09/10/1981	180203	02/19/1992	12

SWEDEN	RANCHO		Tenneco Automotive Operating Company Inc.	895379	06/05/1989	251759	09/17/1993	12

SWEDEN	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	895380	06/05/1989	251760	09/17/1993	12

SWEDEN	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	814726	09/10/1981	187477	07/29/1983	12

SWEDEN	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	9502161	02/22/1995	312119	04/26/1996	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SWEDEN	TENNECO		Tenneco Automotive Operating Company Inc.	9510741	09/22/1995	329070	11/27/1998	06, 12

SWEDEN	TENNECO		Tenneco Automotive Operating Company Inc.	961519	02/09/1996	315330	07/26/1996	07

SWEDEN	TENNECO		Tenneco Automotive Operating Company Inc.	822262	04/07/1982	195884	04/26/1985	12

SWEDEN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	9510742	09/22/1995	329071	11/27/1998	06, 12

SWEDEN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	951520	02/09/1996	315331	07/26/1996	07

SWEDEN	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	922435	03/11/1992	246357	02/05/1993	012

SWEDEN	WALKER & Design		Tenneco Automotive Operating Company Inc.	172872	04/18/1972	151726	06/19/1975	08, 12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SWITZERLAND	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	334719905	05/02/1990	P385584	10/02/1991	12

SWITZERLAND	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	334819907	05/02/1990	P385585	10/02/1991	12

SWITZERLAND	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	063531996	09/03/1996	443014	07/21/1997	07

SWITZERLAND	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	031301986	05/16/1986	P352200	05/02/1987	12

SWITZERLAND	GAS-MATIC		Tenneco Automotive Operating Company Inc.	4654	08/29/1984	334369	12/07/1984

SWITZERLAND	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	4582	09/17/1962	323134	10/31/1962	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SWITZERLAND	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	069351987	10/29/1987	361340	06/28/1988	12

SWITZERLAND	MONROE		Tenneco Automotive Operating Company Inc.	5278	09/19/1983	327899	02/20/1984	12

SWITZERLAND	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	367019947	06/01/1994	P4252390	07/18/1996	12

SWITZERLAND	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	065802000	06/02/2000	P478696	11/20/2000	12

SWITZERLAND	MONROE FORMULA GP		Tenneco Automotive Operating Company Inc.	7116	11/13/1986	361418	04/07/1988	12

SWITZERLAND	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	127922000	10/26/2000	P484039	04/29/2001	12

SWITZERLAND	MONRO-MAGNUM		Tenneco Automotive Operating Company Inc.	031311986	05/16/1986	352201	05/16/1986	12

SWITZERLAND	MYRIDE		Tenneco Automotive Operating Company Inc.	638572007	12/06/2007	573640	07/01/2008	09

SWITZERLAND	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	1137	03/09/1978	P299345	03/09/1978	12

SWITZERLAND	RANCHO		Tenneco Automotive Operating Company Inc.	638602007	12/06/2007	570025	04/04/2008	12

SWITZERLAND	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	072081991	10/25/1991	393580	06/10/1992	12

SWITZERLAND	SENSA TRAC		Tenneco Automotive Operating Company Inc.	323/1995	01/17/1995	P-426350	01/17/1995	012

SWITZERLAND	SOLID SCR		Tenneco Automotive Operating Company Inc.	539912011	04/01/2011	621441	10/14/2011	07

SWITZERLAND	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	237912011	03/29/2011	618394	08/17/2011	07

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
SWITZERLAND	TENNECO		Tenneco Automotive Operating Company Inc.	3403	06/13/1983	P326808	12/23/1983	03, 07, 12, 29, 31

SWITZERLAND	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	112161995	09/22/1995	431836	12/03/1996	12

SWITZERLAND	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	171692	02/24/1992	397928	01/20/1993	12

SWITZERLAND	WALKER		Tenneco Automotive Operating Company Inc.	171419920	02/24/1992	398941	02/24/1992	001, 006, 007, 008, 009, 012, 017

SWITZERLAND	WALKER & Design		Tenneco Automotive Operating Company Inc.	2842	06/05/1980	307818	06/05/1980	07, 08, 12

SWITZERLAND	XNOX		Tenneco Automotive Operating Company Inc.	630922010	12/01/2010	612881	03/10/2011	007

SYRIA	TENNECO		Tenneco Automotive Operating Company Inc.	30188	05/08/1982	23275	05/08/1982	07, 12, 29, 31

TAIWAN	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	8547220	09/18/1996	828995	12/01/1998	12

TAIWAN	MONROE		Tenneco Automotive Operating Company Inc.	7028881	08/27/1981	187384	08/16/1982	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
TAIWAN	MONROE		Tenneco Automotive Operating Company Inc.	None	07/01/1989	00447886	07/01/1989	82

TAIWAN	MONROE (In Mandarin)		Tenneco Automotive Operating Company Inc.	077046032	10/06/1988	00447886	07/01/1989	82

TAIWAN	MONROE (In Meng Nuo)		Tenneco Automotive Operating Company Inc.	87049465	10/09/1998	00963143	10/01/2001	12

TAIWAN	MYRIDE		Tenneco Automotive Operating Company Inc.	096058283	12/11/2007	01339347	12/01/2008	09

TAIWAN	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	095021768	04/28/2006	01248931	02/01/2007	12

TAIWAN	RANCHO		Tenneco Automotive Operating Company Inc.	097031228	07/02/2008	01355864	04/01/2009	12

TAIWAN	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	95061127	12/07/2006	01274717	08/16/2007	12

TAIWAN	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	84000374	01/06/1995			12

TAIWAN	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	848726	02/28/1995	00740538	12/16/1996	12

TAIWAN	TENNECO		Tenneco Automotive Operating Company Inc.	84052190	10/19/1995	819359	10/01/1998	12

TAIWAN	TENNECO		Tenneco Automotive Operating Company Inc.	7117119	05/26/1982	215844	07/01/1983	90

TAIWAN	TENNECO		Tenneco Automotive Operating Company Inc.	7117120	05/26/1982	198800	12/01/1982	92

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
TAIWAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	84047860	09/21/1995	819358	10/01/1998	12

TAIWAN	TENNECO & Design (Horizon) (In Chinese)		Tenneco Automotive Operating Company Inc.	84053224	10/24/1995	00797803	03/01/1998	12

TAIWAN	TENNECO (In Chinese)		Tenneco Automotive Operating Company Inc.	84052184	10/19/1995	00797687	03/01/1998	12

TAIWAN	WAN LI LU & Design (MONROE in Chinese)		Tenneco Automotive Operating Company Inc.	90047547	11/21/2001	1026828	12/16/2002	012

TAJIKISTAN	GAS-MATIC		Tenneco Automotive Operating Company Inc.	94002411	12/29/1994	TJ1728	12/29/1994	12

TAJIKISTAN	MONROE		Tenneco Automotive Operating Company Inc.	00005618	10/26/2000	TJ5261	12/14/2001	07, 12

TAJIKISTAN	MYRIDE		Tenneco Automotive Operating Company Inc.	07008680	12/10/2007	TJ8370	10/02/2009	09

TAJIKISTAN	RANCHO		Tenneco Automotive Operating Company Inc.	0278	10/26/2000	5262	12/14/2001	07, 12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
TAJIKISTAN	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	06007950	12/06/2006	TJ7629	09/17/2008	12

TAJIKISTAN	TENNECO		Tenneco Automotive Operating Company Inc.	95003363	09/22/1995	TJ3177	08/04/1998	16, 21, 35, 37, 39, 41, 42, 04, 06, 12

TAJIKISTAN	TENNECO		Tenneco Automotive Operating Company Inc.	95003193	06/22/1995	TJ2184	06/22/1995	07, 12

TAJIKISTAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	95003364	09/22/1995	TJ3178	08/04/1998	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

TAJIKISTAN	WALKER		Tenneco Automotive Operating Company Inc.	00005619	10/26/2000	5279	12/21/2001	07, 12

TANGIERS	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	11182	06/13/1996	11182	06/13/1996	12

THAILAND	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	319585	10/10/1996	TM77786	09/10/1998	12

THAILAND	MONROE		Tenneco Automotive Operating Company Inc.	410570	02/13/1980	Kor111240	12/20/1982	12

THAILAND	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	160442	11/11/1986	Kor60325	07/01/1987	12

THAILAND	MONROMATIC		Tenneco Automotive Operating Company Inc.	48220	07/12/1963	Kor5126	07/12/1963	12

THAILAND	MYRIDE		Tenneco Automotive Operating Company Inc.	681517	12/11/2007	Kor301635	08/07/2009	09

THAILAND	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	624934	04/28/2006	Kor263164	06/21/2007	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
THAILAND	RANCHO (Stylized) (Red)		Tenneco Automotive Operating Company Inc.	413005	03/05/1990	Kor112209	03/05/1990	12

THAILAND	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	650865	01/17/2007	Kor289129	11/13/2008	12

THAILAND	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	413006	03/05/1990	Kor112213	03/05/1990	12

THAILAND	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	284538	04/26/1995	Kor39076	12/21/1995	12

THAILAND	TENNECO		Tenneco Automotive Operating Company Inc.	293998	09/22/1995	Kor48306	08/16/1996	12

THAILAND	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	294007	09/22/1995	Kor48305	08/16/1996	12

THAILAND	TENNECO & Design (Horizon) (in Thai)		Tenneco Automotive Operating Company Inc.	297027	09/22/1995	Kor48319	08/16/1996	012

THAILAND	TENNECO (In Thai)		Tenneco Automotive Operating Company Inc.	294017	09/22/1995	Kor48008	08/09/1996	12

TRINIDAD & TOBAGO	MONROE		Tenneco Automotive Operating Company Inc.	21590	04/29/1993	B21590	08/10/1995	06

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
TRINIDAD & TOBAGO	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	21588	04/29/1993	21588	08/13/1998	06

TRINIDAD & TOBAGO	MONROMATIC		Tenneco Automotive Operating Company Inc.	4120	01/06/1981	B4120	01/06/1981	22

TRINIDAD & TOBAGO	TENNECO		Tenneco Automotive Operating Company Inc.	14099	06/10/1983	14099	07/08/1986	06

TRINIDAD & TOBAGO	TENNECO		Tenneco Automotive Operating Company Inc.	14100	06/10/1983	14100	07/08/1986	07

TRINIDAD & TOBAGO	TENNECO		Tenneco Automotive Operating Company Inc.	38821	08/08/2007	38821	03/04/2009	12

TRINIDAD & TOBAGO	TENNECO		Tenneco Automotive Operating Company Inc.	14101	06/10/1983	14101	06/10/1983	13

TRINIDAD & TOBAGO	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	41502	10/08/2009	41502	12/09/2010	012

TUNISIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	EE991836	11/04/1999	EE84355	11/04/1999	12

TUNISIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	EE950677	05/09/1995	EE092722	05/09/1995	12

TUNISIA	TENNECO		Tenneco Automotive Operating Company Inc.	TNE19951269	09/22/1995	TNE19951269	09/22/1995	06, 12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
TUNISIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	TNE19951270	09/22/1995	TNE19951270	09/22/1995	006, 012

TURKEY	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	14310	09/30/1996	193852	09/30/1996	07

TURKEY	GAS-MATIC		Tenneco Automotive Operating Company Inc.	4158485	08/05/1985	88469	08/05/1985	12

TURKEY	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	81073087	12/21/1981	131154	12/21/1981	12

TURKEY	MONROE		Tenneco Automotive Operating Company Inc.	96/009210	06/25/1996	188949	06/25/1996	012

TURKEY	MONROE		Tenneco Automotive Operating Company Inc.	24240	02/13/1960	84163	05/03/1960	12

TURKEY	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	969210	06/25/1996	188949	06/25/1996	12

TURKEY	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	200012990	06/28/2000	200012990	06/28/2000	12

TURKEY	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	200023833	11/02/2000	200023833	11/02/2000	12

TURKEY	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	150263	02/06/1963	102067	02/06/1963	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
TURKEY	MYRIDE		Tenneco Automotive Operating Company Inc.	200765207	12/07/2007	200765207	11/12/2008	09

TURKEY	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	1256882	02/10/1982	132172	02/10/1982	12

TURKEY	RANCHO		Tenneco Automotive Operating Company Inc.	200759443	11/16/2007	200759443	09/25/2008	12

TURKEY	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	81073702	12/21/1981	131207	12/21/1981	12

TURKEY	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	472995	05/22/1995	160651	05/22/1995	12

TURKEY	TENNECO		Tenneco Automotive Operating Company Inc.	95010401	09/21/1995	167954	09/21/1995	04, 06, 12, 16, 21

TURKEY	TENNECO		Tenneco Automotive Operating Company Inc.	90695	09/15/1982	136877	09/15/1982	07, 12, 29, 31

TURKEY	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	95010403	09/21/1995	168274	09/21/1995	04, 06, 12, 16, 21

TURKMENISTAN	GAS-MATIC		Tenneco Automotive Operating Company Inc.	13044	01/05/1996	1265	09/29/1997	12

TURKMENISTAN	MONROE		Tenneco Automotive Operating Company Inc.	20000368	10/24/2000	7626	03/01/2002	07, 12

TURKMENISTAN	MYRIDE		Tenneco Automotive Operating Company Inc.	20070483	12/13/2007	10167	11/24/2009	09

TURKMENISTAN	RANCHO		Tenneco Automotive Operating Company Inc.	20000370	10/24/2000	7625	03/01/2002	07, 12

TURKMENISTAN	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	20060490	12/05/2006	9668	02/01/2008	12

TURKMENISTAN	TENNECO		Tenneco Automotive Operating Company Inc.	3880	09/22/1995	4652	07/04/2000	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

TURKMENISTAN	TENNECO		Tenneco Automotive Operating Company Inc.	1884	06/16/1995	673	06/27/1997	07, 12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
TURKMENISTAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	3879	09/22/1995	4651	07/04/2000	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

TURKMENISTAN	WALKER		Tenneco Automotive Operating Company Inc.	20000369	10/24/2000	7716	04/12/2002	007, 012

UKRAINE	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	95030699T	03/17/1995	9287	12/25/1997	12

UKRAINE	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	95030698T	03/17/1995	9286	12/25/1997	12

UKRAINE	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	96092148T	09/16/1996	16549	10/16/2000	07

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UKRAINE	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	95030686T	03/15/1995	13013	07/19/1999	12

UKRAINE	GAS-MATIC		Tenneco Automotive Operating Company Inc.	9503068T	03/15/1995	13014	07/19/1999	12

UKRAINE	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	T3C05833	12/07/1993	10972	12/25/1998

UKRAINE	MICHEL ALU		Tenneco Automotive Operating Company Inc.	2000010193	01/20/2000	26066	07/15/2002

UKRAINE	MONROE		Tenneco Automotive Operating Company Inc.	95050685T	03/15/1995	9285	12/25/1997	12

UKRAINE	MONROE		Tenneco Automotive Operating Company Inc.	2000104729	10/23/2000	29871	02/17/2003	12

UKRAINE	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	95030700T	03/17/1995	9288	12/25/1997	12

UKRAINE	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	2000104848	10/27/2000	29888	02/17/2003	12

UKRAINE	MYRIDE		Tenneco Automotive Operating Company Inc.	M200800347	01/11/2008	108050	06/10/2009	09

UKRAINE	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	95030688T	03/15/1995	13015	07/19/1999	12

UKRAINE	RANCHO		Tenneco Automotive Operating Company Inc.	2000104731	10/23/2000	29873	02/17/2003	12

UKRAINE	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	M200619979	12/18/2006	93914	07/10/2008	12

UKRAINE	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	95030689T	03/15/1995	13016	07/19/1999	12

UKRAINE	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	95051640	05/06/1995	13445	08/30/1999	12

UKRAINE	TENNECO		Tenneco Automotive Operating Company Inc.	72903	06/18/1993	4386	04/15/1994	07, 12

UKRAINE	TENNECO		Tenneco Automotive Operating Company Inc.	95113204T	11/16/1995	15316	12/15/2000	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UKRAINE	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	95092785	09/22/1995	19154	04/16/2001	06, 12, 16, 21

UKRAINE	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	93126194T	12/28/1993	10296	08/31/1998	012

UKRAINE	WALKER		Tenneco Automotive Operating Company Inc.	2000104730	10/23/2000	29872	02/17/2003	12

UKRAINE	WALKER		Tenneco Automotive Operating Company Inc.	T3602962	09/16/1991	6629	06/29/1992	006

UKRAINE	WALKER & Design		Tenneco Automotive Operating Company Inc.	T3602963	09/16/1991	6628	06/29/1992	006

UNITED ARAB EMR	GAS-MATIC		Tenneco Automotive Operating Company Inc.	24354	11/19/1997	50626	01/11/2005

UNITED ARAB EMR	RANCHO		Tenneco Automotive Operating Company Inc.	24355	11/19/1997	48463	09/13/2004	12

UNITED ARAB EMR	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	88210	12/06/2006	88603	05/18/2008	12

UNITED ARAB EMR	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	13156	08/10/1995	13860	08/10/1995	12

UNITED ARAB EMR	TENNECO		Tenneco Automotive Operating Company Inc.	13885	11/20/1995	8727	02/24/1994	07

UNITED ARAB EMR	TENNECO		Tenneco Automotive Operating Company Inc.	12798	09/20/1995	12551	10/19/1997	12

UNITED ARAB EMR	TENNECO		Tenneco Automotive Operating Company Inc.	13886	11/20/1995	8728	02/24/1997	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UNITED ARAB EMR	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	12808	09/20/1995	12602	10/19/1997	12

UNITED KINGDOM	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	1425699	05/02/1990	1425699	08/09/1991	12

UNITED KINGDOM	DYNOMAX		Tenneco Automotive Operating Company Inc.	1551524	10/25/1993	1551524	08/12/1994	12

UNITED KINGDOM	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	2109796	09/11/1996	2109796	05/16/1997	07

UNITED KINGDOM	HY-GEN		Tenneco Automotive Operating Company Inc.	2479475	02/11/2008	2479475	07/04/2008	07

UNITED KINGDOM	MONROE		Tenneco Automotive Operating Company Inc.	1012217	06/04/1973	1012217	06/04/1973	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UNITED KINGDOM	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	1574072	06/02/1994	1574072	03/29/1996	12

UNITED KINGDOM	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	2235118	06/06/2000	2235118	11/10/2000	12

UNITED KINGDOM	MONROE GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	1261579	02/28/1986	1261579	02/28/1993	12

UNITED KINGDOM	MONROE GAS-MATIC		Tenneco Automotive Operating Company Inc.	1225146	08/22/1984	1225146	06/17/1988	12

UNITED KINGDOM	MONROE LOAD-LEVELER LEVEL LIGHT		Tenneco Automotive Operating Company Inc.	1323857	10/13/1987	1323857	03/27/1990	12

UNITED KINGDOM	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	2250602	10/31/2000	2250602	12/21/2001	12

UNITED KINGDOM	MONROE RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	1012218	06/04/1973	1012218	06/04/1973	12

UNITED KINGDOM	MONROMATIC		Tenneco Automotive Operating Company Inc.	838138	08/15/1962	838138	08/15/1962	12

UNITED KINGDOM	OUR MISSION IS GO		Tenneco Automotive Operating Company Inc.	2313182	10/14/2002	2313182	03/28/2003	040

UNITED KINGDOM	RANCHO		Tenneco Automotive Operating Company Inc.	1401288	06/08/1989	1401288	07/30/1993	12

UNITED KINGDOM	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	1401289	06/08/1989	1401289	07/30/1993	12

UNITED KINGDOM	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	2013481	03/08/1995	2013481	09/20/1996	12

UNITED KINGDOM	TENNECO		Tenneco Automotive Operating Company Inc.	1125271	12/06/1979	1125271	12/06/1979	07

UNITED KINGDOM	TENNECO		Tenneco Automotive Operating Company Inc.	1075934	03/21/1977	1075934	03/21/1977	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UNITED KINGDOM	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	2038109	09/20/1995	2038109	11/29/1996	012

UNITED KINGDOM	THRUSH		Tenneco Automotive Operating Company Inc.	948074	09/11/1969	948074	09/11/1969	012

UNITED KINGDOM	ULTRA AIR		Tenneco Automotive Operating Company Inc.	1174828	05/12/1982	1174828	12/28/1988	012

UNITED KINGDOM	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	1491257	02/17/1992	1491257	11/05/1993	12

UNITED KINGDOM	WALKER & Design		Tenneco Automotive Operating Company Inc.	1410649	01/17/1990	1410649	01/17/1990	012

UNITED KINGDOM	WMF-TECH		Tenneco Automotive Operating Company Inc.	2479471	02/11/2008	2479471	07/04/2008	007

UNITED STATES	171504		Tenneco Automotive Operating Company Inc.	77/456,046	04/23/2008	4,014,058	08/16/2011	12

UNITED STATES	171615		Tenneco Automotive Operating Company Inc.	77/456,035	04/23/2008	4,014,054	08/16/2011	12

UNITED STATES	171616		Tenneco Automotive Operating Company Inc.	77/456,030	04/23/2008	4,014,052	08/16/2011	12

UNITED STATES	171661		Tenneco Automotive Operating Company Inc.	77/456,040	04/23/2008	4,014,056	08/16/2011	12

UNITED STATES	171672		Tenneco Automotive Operating Company Inc.	77/456,031	04/23/2008	4,014,053	08/16/2011	12

UNITED STATES	171878		Tenneco Automotive Operating Company Inc.	77/470,209	05/09/2008	4,010,607	08/09/2011	12

UNITED STATES	171880		Tenneco Automotive Operating Company Inc.	77/456,044	04/23/2008	4,014,057	08/16/2011	12

UNITED STATES	171920		Tenneco Automotive Operating Company Inc.	77/456,051	04/23/2008	4,014,059	08/16/2011	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UNITED STATES	171994		Tenneco Automotive Operating Company Inc.	77/456,036	04/23/2008	4,014,055	08/16/2011	012

UNITED STATES	4 MORE & Design		Tenneco Automotive Operating Company Inc.	77/485,740	05/29/2008	3,628,499	05/26/2009	041

UNITED STATES	901940		Tenneco Automotive Operating Company Inc.	77/481,462	05/22/2008	3,756,534	03/09/2010	012

UNITED STATES	901944		Tenneco Automotive Operating Company Inc.	77/481,458	05/22/2008	3,649,651	07/07/2009	012

UNITED STATES	902941		Tenneco Automotive Operating Company Inc.	77/481,493	05/22/2008	3,649,652	07/07/2009	012

UNITED STATES	902949		Tenneco Automotive Operating Company Inc.	77/481,453	05/22/2008	3,649,650	07/07/2009	012

UNITED STATES	902973		Tenneco Automotive Operating Company Inc.	77/481,497	05/22/2008	3,756,538	03/09/2010	012

UNITED STATES	902999		Tenneco Automotive Operating Company Inc.	77/481,471	05/22/2008	3,756,535	03/09/2010	012

UNITED STATES	903900		Tenneco Automotive Operating Company Inc.	77/481,485	05/22/2008	3,756,537	03/09/2010	012

UNITED STATES	904919		Tenneco Automotive Operating Company Inc.	77/481,477	05/22/2008	3,756,536	03/09/2010	012

UNITED STATES	ALTER YOUR EGO		Tenneco Automotive Operating Company Inc.	78/873,581	05/01/2006	3,354,147	12/11/2007	012

UNITED STATES	BLACK JACK		Tenneco Automotive Operating Company Inc.	73/133,072	07/07/1977	1,087,696	03/21/1978	12

UNITED STATES	BLACKJACK HEADERS & Design		Tenneco Automotive Operating Company Inc.	73/158,357	02/13/1978	1,108,544	12/12/1978	12

UNITED STATES	CALCAT		Tenneco Automotive Operating Company Inc.	77/512,590	07/01/2008	3,632,924	06/02/2009	007

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UNITED STATES	CLEAN-SEAL & Design		Tenneco Automotive Operating Company Inc.	72/144,658	05/15/1962	748,397	04/23/1963	07

UNITED STATES	CLEVEBLOC		The Pullman Company	76/364,225	01/22/2002	2,850,130	06/08/2004	012

UNITED STATES	CYCLONE		Tenneco Automotive Operating Company Inc.	73/430,691	06/17/1983	1,316,853	01/29/1985	12

UNITED STATES	CYCLONE & Design		Tenneco Automotive Operating Company Inc.	73/430,690	06/17/1983	1,316,852	01/29/1985	12

UNITED STATES	DESIGN (Bird Head)		Tenneco Automotive Operating Company Inc.	73/031,015	09/03/1974	1,028,585	12/30/1975	012

UNITED STATES	DYNOMAX		Tenneco Automotive Operating Company Inc.	77/194,261	05/31/2007	3,380,783	02/12/2008	007

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UNITED STATES	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	76/287,113	07/18/2001	2,538,253	02/12/2002	007

UNITED STATES	DYNOMAX VT		Tenneco Automotive Operating Company Inc.	77/879,453	11/24/2009	3,927,456	03/08/2011	007

UNITED STATES	ECONO-MATIC		Tenneco Automotive Operating Company Inc.	77/854,118	10/21/2009	3,839,264	08/24/2010	012

UNITED STATES	ERIS		Tenneco Automotive Operating Company Inc.	76/236,170	04/05/2001	2,636,998	10/15/2002	009

UNITED STATES	EXHAUST MATE & Design		Tenneco Automotive Operating Company Inc.	85/094,422	07/28/2010	4,064,282	11/29/2011	07

UNITED STATES	EXHAUST-MATE		Tenneco Automotive Operating Company Inc.	85/094,419	07/28/2010	4,071,468	12/13/2011	007

UNITED STATES	EXPERT PLUS		Tenneco Automotive Operating Company Inc.	77/416,341	03/07/2008	3,508,519	09/30/2008	035

UNITED STATES	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	73/568,605	11/14/1985	1,396,687	06/10/1986	012

UNITED STATES	GAS-MATIC		Tenneco Automotive Operating Company Inc.	74/079,767	07/19/1990	1,645,144	05/21/1991	012

UNITED STATES	GRIPPER		Tenneco Automotive Operating Company Inc.	78/071,716	06/29/2001	2,897,979	10/26/2004	007

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UNITED STATES	HARRIS (Stylized)		The Pullman Company	71/630,268	05/26/1952	593,886	08/17/1954	17

UNITED STATES	HUSH THRUSH		Tenneco Automotive Operating Company Inc.	77/423,951	03/17/2008	3,737,619	01/12/2010	007

UNITED STATES	MAD HOT		Tenneco Automotive Operating Company Inc.	85/410,737	08/30/2011			007

UNITED STATES	MAX-AIR		Tenneco Automotive Operating Company Inc.	72/422,435	04/25/1972	1,000,678	12/31/1974	019

UNITED STATES	MAX-LIFT		Tenneco Automotive Operating Company Inc.	74/323,127	10/19/1992	1,884,826	03/21/1995	012

UNITED STATES	MEGA-CLAMP		Tenneco Automotive Operating Company Inc.	76/114,385	08/22/2000	2,664,081	12/17/2002	06

UNITED STATES	MEGA-FLOW		Tenneco Automotive Operating Company Inc.	76/326,615	10/17/2001	2,656,230	12/03/2002	007

UNITED STATES	MEGA-FLOW NOISE BRAKER		Tenneco Automotive Operating Company Inc.	76/158,162	10/27/2000	2,784,634	11/18/2003	007

UNITED STATES	MONROE		Tenneco Automotive Operating Company Inc.	71/560,639	07/02/1948	526,842	06/27/1950	019

UNITED STATES	MONROE		Tenneco Automotive Operating Company Inc.	74/542,869	06/27/1994	1,927,531	10/17/1995	012

UNITED STATES	MONROE		Tenneco Automotive Operating Company Inc.	77/694,437	03/19/2009	3,765,163	03/23/2010	012

UNITED STATES	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	77/694,439	03/19/2009	3,765,164	03/23/2010	012

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UNITED STATES	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	74/533,655	06/06/1994	1,914,781	08/29/1995	12

UNITED STATES	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	75/411,270	12/29/1997	2,228,132	03/02/1999	12

UNITED STATES	MONROE BRAKES		Tenneco Automotive Operating Company Inc.	85/106,942	08/13/2010	3,944,164	04/12/2011	12

UNITED STATES	MONROE BRAKES & Design (New Wing)		Tenneco Automotive Operating Company Inc.	77/244,518	08/01/2007	3,432,480	05/20/2008	12

UNITED STATES	MONROE CERAMICS		Tenneco Automotive Operating Company Inc.	78/515,267	11/11/2004	3,410,344	04/08/2008	12

UNITED STATES	MONROE DYNAMICS		Tenneco Automotive Operating Company Inc.	78/515,269	11/11/2004	3,160,286	10/17/2006	012

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UNITED STATES	MONROE HEAVY DUTY & Design		Tenneco Automotive Operating Company Inc.	78/204,373	01/17/2003	3,149,371	09/26/2006	040

UNITED STATES	MONROE PROSOLUTION		Tenneco Automotive Operating Company Inc.	85/311,714	05/04/2011			012

UNITED STATES	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	76/059,225	05/22/2000	2,584,470	06/25/2002	012

UNITED STATES	MONROE TOTAL SOLUTION		Tenneco Automotive Operating Company Inc.	85/311,718	05/04/2011			012

UNITED STATES	MONRO-MAGNUM		Tenneco Automotive Operating Company Inc.	73/097,449	08/23/1976	1,082,431	01/17/1978	012

UNITED STATES	MONRO-MATIC (Stylized)		Tenneco Automotive Operating Company Inc.	71/623,558	01/14/1952	575,157	06/02/1953	12

UNITED STATES	MONRO-MATIC PLUS		Tenneco Automotive Operating Company Inc.	74/396,777	06/01/1993	1,829,341	04/05/1994	012

UNITED STATES	MYRIDE		Tenneco Automotive Operating Company Inc.	77/274,116	09/07/2007	3,870,832	11/02/2010	009

UNITED STATES	OESPECTRUM (Stylized)		Tenneco Automotive Operating Company Inc.	77/600,231	10/24/2008	3,737,925	01/12/2010	012

UNITED STATES	OESPECTRUM (Stylized)		Tenneco Automotive Operating Company Inc.	77/600,231	10/24/2008	3,737,925	01/12/2010	012

UNITED STATES	OUR MISSION IS GO		Tenneco Automotive Operating Company Inc.	78/131,675	05/29/2002	2,949,592	05/10/2005	040

UNITED STATES	PRO-FIT		Tenneco Automotive Operating Company Inc.	73/237,768	11/02/1979	1,153,083	05/05/1981	012

UNITED STATES	PROSOLUTION		Tenneco Automotive Operating Company Inc.	85/334,131	05/31/2011			012

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UNITED STATES	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	78/744,304	11/01/2005	3,153,807	10/10/2006	012

UNITED STATES	QUICK-STRUT		Tenneco Automotive Operating Company Inc.	78/283,198	08/05/2003	3,046,796	01/17/2006	012

UNITED STATES	QUIET-FLOW		Tenneco Automotive Operating Company Inc.	75/364,043	09/26/1997	2,237,776	04/06/1999	007

UNITED STATES	RANCHO		Tenneco Automotive Operating Company Inc.	75/152,390	08/19/1996	2,083,927	07/29/1997	012

UNITED STATES	RANCHO & Design		Tenneco Automotive Operating Company Inc.	75/643,076	02/16/1999	2,384,940	09/12/2000	012

UNITED STATES	RANCHO RS 9000 5-SPEED & Design		Tenneco Automotive Operating Company Inc.	74/352,374	01/04/1993	1,793,593	09/21/1993	012

UNITED STATES	RANCHO SUSPENSION & Design		Tenneco Automotive Operating Company Inc.	73/612,147	07/31/1986	1,431,882	03/10/1987	12

UNITED STATES	REFLEX		Tenneco Automotive Operating Company Inc.	77/655,425	01/23/2009	3,854,449	09/28/2010	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UNITED STATES	SAFE & SOUND		Tenneco Automotive Operating Company Inc.	77/279,998	09/14/2007	3,511,024	10/07/2008	36

UNITED STATES	SAFE & SOUND		Tenneco Automotive Operating Company Inc.	77/279,998	09/14/2007	3,511,024	10/07/2008	36

UNITED STATES	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	76/345,945	12/07/2001	2,940,417	04/12/2005	012, 035

UNITED STATES	SAVE A SQUIRREL REPLACE YOUR SHOCKS AT 50,000 MILES MONROE MONROE SAVE THE SQUIRRELS.COM		Tenneco Automotive Operating Company Inc.	77/464,635	05/02/2008	3,790,729	05/18/2010	37

UNITED STATES	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	74/061,389	05/21/1990	1,672,986	01/21/1992	12

UNITED STATES	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	74/637,865	02/24/1995	1,949,008	01/16/1996	12

UNITED STATES	SHOCKTOBER		Tenneco Automotive Operating Company Inc.	85/132,384	09/17/2010	3,938,112	03/29/2011	035

UNITED STATES	SILENTBLOC		Tenneco Automotive Operating Company Inc.	78/307,419	09/30/2003	2,982,899	08/09/2005	007, 017

UNITED STATES	SLE		Tenneco Automotive Operating Company Inc.	76/231,018	03/14/2001	2,976,636	07/26/2005	017

UNITED STATES	SOLID SCR		Tenneco Automotive Operating Company Inc.	77/899,285	12/22/2009			007

UNITED STATES	SOUND SOLUTION		Tenneco Automotive Operating Company Inc.	85/028,597	05/03/2010	3,919,213	02/15/2011	007

UNITED STATES	SOUNDFIT		Tenneco Automotive Operating Company Inc.	85/227,485	01/27/2011	4,047,020	10/25/2011	007

UNITED STATES	STARLA		Tenneco Automotive Operating Company Inc.	77/433,414	03/27/2008	3,611,274	04/28/2009	007

UNITED STATES	STRUT-MATE		Tenneco Automotive Operating Company Inc.	73/720,915	04/07/1988	1,510,877	11/01/1988	012

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UNITED STATES	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	77/494,259	06/09/2008	3,640,971	06/16/2009	007

UNITED STATES	TENNECO		Tenneco Automotive Operating Company Inc.	77/694,430	03/19/2009	3,765,161	03/23/2010	012

UNITED STATES	TENNECO		Tenneco Automotive Operating Company Inc.	74/731,906	09/13/1995	2,080,683	07/22/1997	012

UNITED STATES	TENNECO		Tenneco Automotive Operating Company Inc.	73/359,176	04/12/1982	1,251,601	09/20/1983	012

UNITED STATES	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	77/694,434	03/19/2009	3,765,162	03/23/2010	012

UNITED STATES	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	74/731,464	09/13/1995	2,192,498	09/29/1998	007, 012

UNITED STATES	TENNECO DRIVE PROGRAM (Stylized)		Tenneco Automotive Operating Company Inc.	78/718,409	09/22/2005	3,386,425	02/19/2008	041

UNITED STATES	TENNECO T3CHTOUR & Design		Tenneco Automotive Operating Company Inc.	77/707,439	04/06/2009	3,695,889	10/13/2009	041

UNITED STATES	TENNECO TECHNOLOGY TOUR		Tenneco Automotive Operating Company Inc.	77/707,325	04/06/2009	3,714,639	11/24/2009	041

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UNITED STATES	THE ROAD SENSING ONE		Tenneco Automotive Operating Company Inc.	74/325,200	10/26/1992	1,797,725	10/12/1993	012

UNITED STATES	THE ROAD SENSING ONE & Design		Tenneco Automotive Operating Company Inc.	74/374,627	04/02/1993	1,807,372	11/30/1993	012

UNITED STATES	THE TOTAL SOLUTION!		Tenneco Automotive Operating Company Inc.	77/510,243	06/27/2008	3,569,945	02/03/2009	012

UNITED STATES	THRUSH		Tenneco Automotive Operating Company Inc.	72/258,807	11/16/1966	839,099	11/21/1967	012

UNITED STATES	TOTAL SOLUTION		Tenneco Automotive Operating Company Inc.	85/334,136	05/31/2011			012

UNITED STATES	TRU FIT		Tenneco Automotive Operating Company Inc.	72/172,958	07/12/1963	772,766	07/07/1964	07

UNITED STATES	TRUCK STAXX		Tenneco Automotive Operating Company Inc.	78/832,504	03/08/2006	3,216,666	03/06/2007	007

UNITED STATES	TRUCK STAXX & Design		Tenneco Automotive Operating Company Inc.	78/839,180	03/16/2006	3,428,489	05/13/2008	007

UNITED STATES	ULTRA		Tenneco Automotive Operating Company Inc.	78/438,459	06/21/2004	3,412,649	04/15/2008	007

UNITED STATES	VINTAGE SOUND...TODAY’S POWER		Tenneco Automotive Operating Company Inc.	77/417,287	03/10/2008	3,601,287	04/07/2009	007

UNITED STATES	WALKER		Tenneco Automotive Operating Company Inc.	72/150,376	08/01/1962	759,594	11/05/1963	023

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UNITED STATES	WALKER & Design		Tenneco Automotive Operating Company Inc.	72/156,346	10/31/1962	765,014	02/18/1964	06, 07, 08

UNITED STATES	WALKER ADVANTAGE		Tenneco Automotive Operating Company Inc.	73/534,759	04/29/1985	1,394,797	05/27/1986	012

UNITED STATES	WALKER ADVANTAGE MUFFLER & Design		Tenneco Automotive Operating Company Inc.	73/534,704	04/29/1985	1,393,958	05/20/1986	012

UNITED STATES	WALKER HEAVY DUTY & Design		Tenneco Automotive Operating Company Inc.	78/204,386	01/17/2003	3,268,947	07/24/2007	040

UNITED STATES	WALKER HEAVY DUTY MONROE and Design		Tenneco Automotive Operating Company Inc.	78/204,379	01/17/2003	3,059,398	02/14/2006	040

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UNITED STATES	WALKER SOUNDFX MUFFLERS & Design		Tenneco Automotive Operating Company Inc.	76/482,035	01/13/2003	2,812,519	02/10/2004	007

UNITED STATES	XNOX		Tenneco Automotive Operating Company Inc.	85/128,255	09/13/2010			007

UNITED STATES	XT-60		Tenneco Automotive Operating Company Inc.	74/279,140	05/28/1992	1,804,334	11/16/1993	012

UNITED STATES	OUR SYMBOL IS TEN		Tenneco Automotive Operating Company Inc.	78/131,667	05/29/2002	3,159,668	10/17/2006	40

UNITED STATES	STREET LETHAL		Tenneco Automotive Operating Company Inc.	78/283,200	08/05/2003	3,030,138	12/13/2005	07, 12

URUGUAY	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	412001	02/28/1991	242521	08/17/2000	6, 12, 16, 19

URUGUAY	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	392226	09/03/1996	289518	06/05/1998	07

URUGUAY	GAS-MATIC		Tenneco Automotive Operating Company Inc.	207955	09/24/1985	369029	05/22/1986	12

URUGUAY	MONROE		Tenneco Automotive Operating Company Inc.	137777	10/29/1965	368464	03/22/1966	12

URUGUAY	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	96121	09/10/1976	369031	04/21/1976	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
URUGUAY	RANCHO		Tenneco Automotive Operating Company Inc.	409220	05/09/1997	289319	04/11/2000	12

URUGUAY	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	376915	12/29/2006	376915	03/05/2008	12

URUGUAY	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	261607	04/01/1993	349104	10/08/1993	12

URUGUAY	SENSA - TRAC		Tenneco Automotive Operating Company Inc.	374299	09/22/2006	374299	01/15/2007	012

URUGUAY	SUPERSCHOK		Tenneco Automotive Operating Company Inc.	202443	08/17/1984	275285	09/07/1994	12

URUGUAY	SUPERSHOCK		Tenneco Automotive Operating Company Inc.	202846	09/14/1984	362747	04/21/1995	12

URUGUAY	TENNECO		Tenneco Automotive Operating Company Inc.	185080	05/04/1982	278254	09/10/1985	07, 12

URUGUAY	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	281341	09/22/1995	378733	06/05/1997	12

UZBEKISTAN	GAS-MATIC		Tenneco Automotive Operating Company Inc.	9300974.4	01/31/1992	3888	01/31/1992	12

UZBEKISTAN	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	MBGU93008273	10/29/1993	4010	04/09/1996	12

UZBEKISTAN	MONROE		Tenneco Automotive Operating Company Inc.	MGU20000957	10/24/2000	MGU10728	10/11/2001	07, 12

UZBEKISTAN	MYRIDE		Tenneco Automotive Operating Company Inc.	MGU20071981	12/13/2007	MGU16895	07/09/2008	09

UZBEKISTAN	RANCHO		Tenneco Automotive Operating Company Inc.	MGU20000956	10/24/2000	MGU10725	10/05/2001	07, 12

UZBEKISTAN	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	MGU20061379	12/07/2006	MGU15569	10/09/2007	12

UZBEKISTAN	TENNECO		Tenneco Automotive Operating Company Inc.	MBG95016823	09/22/1995	UZ6392	06/09/1997	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

UZBEKISTAN	TENNECO		Tenneco Automotive Operating Company Inc.	MBGU93027073	11/12/1993	1486	09/26/1994	07, 12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
UZBEKISTAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	95016813	09/22/1995	UZ6393	06/09/1997

UZBEKISTAN	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	MBGU93012633	11/16/1993	4000	04/08/1996	012

UZBEKISTAN	WALKER		Tenneco Automotive Operating Company Inc.	MGU20000955	10/24/2000	MGU11112	04/11/2002	07, 12

VANUATU (NEW HEBRIDES)	MONROE		Tenneco Automotive Operating Company Inc.	775	06/04/1973	775	06/04/1973	12

VANUATU (NEW HEBRIDES)	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	946	06/02/1994	946	06/02/1994	12

VANUATU (NEW HEBRIDES)	TENNECO		Tenneco Automotive Operating Company Inc.	902	03/26/1996	902	03/26/1996	12

VANUATU (NEW HEBRIDES)	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	10295	09/20/1995	10295	09/20/1995	08, 12, 14, 39, 50

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
VENEZUELA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	00138791	01/29/1991	165167F	07/18/1994	8

VENEZUELA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	23693	10/01/2007			12

VENEZUELA	MAX-AIR		Tenneco Automotive Operating Company Inc.	6159	05/04/1973	76351F	08/06/1974

VENEZUELA	MONROE		Tenneco Automotive Operating Company Inc.	15299	09/18/1959	F39540	03/08/1961	19

VENEZUELA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	3806	05/20/1982	F113975	09/20/1985	23

VENEZUELA	MONRO-MAGNUM		Tenneco Automotive Operating Company Inc.	200114130	08/07/2001	P261851	09/26/2005	12

VENEZUELA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	1986017177	12/04/1986	F141151	03/04/1991	19

VENEZUELA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	200113194	07/26/2001	259107	04/15/2005	12

VENEZUELA	MONRO-MAX		Tenneco Automotive Operating Company Inc.	829571	08/31/1987	70278	09/06/1987	12

VENEZUELA	MYRIDE		Tenneco Automotive Operating Company Inc.	2008003895	03/05/2008			09

VENEZUELA	RANCHO		Tenneco Automotive Operating Company Inc.	00324596	03/12/1996	216923P	01/13/2000	12

VENEZUELA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	200629885	12/27/2006			12

VENEZUELA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	9512838	08/25/1995	P193672	01/03/1997	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
VENEZUELA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	1995014624	09/21/1995	196994	05/09/1997	12

VENEZUELA	WALKER		Tenneco Automotive Operating Company Inc.	08-7597	04/22/2008			007

VIETNAM	GAS-MATIC		Tenneco Automotive Operating Company Inc.	4199002181	07/10/1990	2085	01/10/1991	12

VIETNAM	MONROE		Tenneco Automotive Operating Company Inc.	4199002182	07/10/1990	2086	01/10/1991	12

VIETNAM	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	4199002179	07/10/1990	2083	01/10/1991	12

VIETNAM	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	4199002180	07/10/1990	2084	01/10/1991	12

VIETNAM	TENNECO		Tenneco Automotive Operating Company Inc.	22719	04/29/1995	19166	11/23/1995	04, 12, 16, 21, 35, 37, 41, 42

VIETNAM	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	24988	09/22/1995	21123	06/19/1996	04, 16, 21, 35, 37, 39, 41, 42

VIRGIN ISLANDS	MYRIDE		Tenneco Automotive Operating Company Inc.	N/A	01/26/2011	7840

YEMEN	TENNECO		Tenneco Automotive Operating Company Inc.	7417	09/21/1995	5920	12/23/1996	12

Country	Mark	Image	Owner Name	App#	File Date	Reg #	Reg Date	Classes
YEMEN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	7427	09/21/1995	5930	12/23/1996	12

ZAMBIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	3785	02/13/1985	3785	10/04/1985	12

ZIMBABWE (RHODESIA)	GAS-MATIC		Tenneco Automotive Operating Company Inc.	285	01/02/1985	285	04/09/1985	12

ZIMBABWE (RHODESIA)	TENNECO & Design		Tenneco Automotive Operating Company Inc.	136095	09/22/1995	136095	07/01/1996	12

ZIMBABWE (RHODESIA)	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	137095	09/22/1995	137095	06/24/1996	12